UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.__)
Filed by the Registrant x
Filed by a Party other than the Registrant o
Check the appropriate box:
o Preliminary Proxy Statement
o Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
x Definitive Proxy Statement
o Definitive Additional Materials
o Soliciting Material Pursuant to §240.14a-12
PETMED EXPRESS, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

x	No fee required.
o	Fee paid previously with preliminary materials.
o	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PETMED EXPRESS, INC.
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD AT 11:00 A.M. EASTERN TIME ON AUGUST 11, 2026

We cordially invite you to attend the 2026 Annual Meeting of Shareholders (the “Annual Meeting”) of PetMed Express, Inc., a Florida corporation (the “Company”), which will be a completely virtual meeting conducted via live webcast on Tuesday, August 11, 2026 at 11:00 a.m., Eastern Time. You will be able to attend the Annual Meeting by first registering at http://web.viewproxy.com/petmeds/2026. After you have registered, you will receive a meeting invitation by e-mail with your unique join link prior to the meeting date. Shareholders will be able to listen, vote and submit questions during the virtual meeting. As always, we encourage you to vote your shares prior to the Annual Meeting.

Date:	Time:	Location (virtual):
August 11, 2026	11:00 a.m. Eastern Time	http://web.viewproxy.com/petmeds/2026
The purposes of the meeting are:

1.To elect the four persons named in the accompanying Proxy Statement as our Board of Directors’ nominees to serve on our Board until our 2027 annual meeting of shareholders and until their successors are duly elected and qualified or until their earlier death, resignation, or removal;
2.To conduct an advisory vote to approve named executive officer compensation;
3.To ratify the appointment of Baker Tilly US, LLP as the independent registered public accounting firm for the Company to serve for the 2027 fiscal year;
4.To approve an amendment to the Company’s 2024 Omnibus Incentive Plan to increase the number of shares of common stock reserved for issuance thereunder; and
5.To transact any other business as may properly come before the meeting or any adjournments or postponements thereof.
These items are described in the accompanying Proxy Statement.
Our Board of Directors has fixed the close of business on June 15, 2026 as the record date for the Annual Meeting (the “Record Date”). Only shareholders of record as of the close of business on June 15, 2026 are entitled to notice of and to vote at the Annual Meeting, or any adjournments or postponements of the Annual Meeting.

We would like to extend a personal invitation for you to join us virtually at our Annual Meeting. Your vote is important to us and to our business. We ask that you please cast your vote, as soon as possible. We encourage you to sign and return your proxy card via mail or vote via the internet prior to the meeting, so that your shares will be represented and voted at the meeting even if you attend the virtual Annual Meeting. For additional instructions on voting by telephone or the internet, please refer to your Notice of Internet Availability of Proxy Materials or proxy card. Returning the proxy does not deprive you of your right to attend the virtual Annual Meeting and to vote your shares at the virtual Annual Meeting.

This Notice of Annual Meeting, and the accompanying Proxy Statement, form of proxy card, Notice of Internet Availability of Proxy Materials, and our Annual Report on Form 10-K for the fiscal year ended March 31, 2026 are first being distributed and made available on the internet to shareholders entitled to vote at the Annual Meeting on or about June 25, 2026.

By Order of the Board of Directors, /S/ LESLIE C.G. CAMPBELL LESLIE C.G. CAMPBELL Interim Chief Executive Officer and President, and Executive Chair of the Board of Directors
Delray Beach, Florida
June 25, 2026
Important Notice Regarding the Availability of Proxy Materials for the virtual Annual Meeting to be Held on August 11, 2026: The Proxy Statement, along with our Annual Report on Form 10-K for the year ended March 31, 2026, is available at: http://web.viewproxy.com/petmeds/2026.

PETMED EXPRESS, INC.
420 South Congress Avenue
Delray Beach, FL 33445
PROXY STATEMENT
This Proxy Statement contains information relating to the solicitation of proxies by the Board of Directors (“Board of Directors” or "Board”) of PetMed Express, Inc. (the "Company,” "PetMed Express, Inc.,” "we,” "us,” "our”) for use at our 2026 Annual Meeting of Shareholders, including any adjournment or postponement thereof ("Annual Meeting”). You will be able to virtually attend the Annual Meeting on Tuesday, August 11, 2026, at 11:00 a.m., Eastern Time by first registering at http://web.viewproxy.com/petmeds/2026 by August 9, 2026 at 11:59 p.m. Eastern Time. You will receive a meeting invitation by e-mail with your unique join link prior to the meeting date where you will be able to listen to the meeting live, submit questions and vote online. Further information about how to attend the virtual Annual Meeting online, vote your shares online during the virtual Annual Meeting and submit questions during the virtual Annual Meeting is included in this Proxy Statement. Our Board of Directors has fixed the close of business on June 15, 2026 as the record date for the Annual Meeting (the “Record Date”). The Notice of Internet Availability of Proxy Materials containing instructions on how to access this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended March 31, 2026 are first being mailed on or about June 25, 2026 to all shareholders entitled to vote at the Annual Meeting.

As of September 30, 2025, the last business day of our second fiscal quarter of fiscal year 2026, we determined that we qualify as a 'smaller reporting company' under the Securities and Exchange Commission’s rules, as our public float was less than $250 million. As a result, we have elected to provide the scaled disclosures permitted for smaller reporting companies in this Proxy Statement
The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this Proxy Statement. You should read this entire Proxy Statement carefully. Information contained on, or that can be accessed through, our websites is not incorporated by reference into this Proxy Statement and references to our website addresses and the virtual meeting website address in this Proxy Statement are inactive textual references only.
QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS, ANNUAL MEETING, AND VOTING

What are proxy materials?

The accompanying proxy is delivered and solicited on behalf of the Board of Directors of the Company, in connection with the Annual Meeting to be held on August 11, 2026, at 11:00 a.m. Eastern Time, via live video webcast in a virtual meeting format at http://web.viewproxy.com/petmeds/2026. As a shareholder, you are invited to attend the Annual Meeting and are requested to vote on the items of business described in this Proxy Statement. This Proxy Statement includes information that we are required to provide to you under Securities and Exchange Commission (“SEC”) rules and is designed to assist you in voting your shares. The proxy materials include this Proxy Statement for the Annual Meeting, our Annual Report on Form 10-K for the year ended March 31, 2026 (“2026 Annual Report on Form 10-K”), and the proxy card or a voting instruction form for the Annual Meeting.

Why are we holding a virtual Annual Meeting?
Our Annual Meeting will be held solely in a virtual format, which will be conducted via a live video webcast and online shareholder tools. We are using the virtual format to facilitate shareholder attendance and participation by enabling shareholders to attend and participate from any location, at no cost. However, you will bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies. A virtual Annual Meeting makes it possible for more shareholders (regardless of size, resources or physical location) to have direct access to information more quickly, while saving the Company and our shareholders time and money. We also believe that the online tools we have selected will increase shareholder communication. For example, the virtual format allows shareholders to communicate with us in advance of, and during, the Annual Meeting so they can ask questions of our Board of Directors or management. During the live Q&A session of the Annual Meeting, we may answer questions as they come in and address those asked in advance, to the extent relevant to the business of the Annual Meeting and as time permits.

How do I attend the Annual Meeting virtually?

To virtually attend and participate in the Annual Meeting online, you will need to first register at http://web.viewproxy.com/petmeds/2026 by August 9, 2026 at 11:59 p.m. Eastern Time by using the virtual control number included on your Notice of Internet Availability of Proxy Materials or proxy card. After you register, you will receive a meeting invitation by e-mail with your unique join link prior to the meeting date. The Annual Meeting webcast will begin promptly at 11:00 a.m. Eastern Time. We encourage you to access the meeting prior to the start time. Please be sure to check-in online by 10:45 a.m. Eastern Time on August 11, 2026 (15 minutes prior to the start of the meeting is recommended) and you should allow sufficient time for the check-in procedures. If you encounter any difficulties accessing the virtual meeting during the check-in or course of the Annual Meeting, please call the technical support number at 866-612-8937 (which technical support number will also be posted on the Annual Meeting website log-in page) or email technical support at virtualmeeting@viewproxy.com.

How do I vote at the Annual Meeting virtually?

Both shareholders of record and street name shareholders will be able to attend the Annual Meeting via live video webcast, submit their questions during the meeting and vote their shares electronically at the Annual Meeting. During the Annual Meeting we will pause to allow time for shareholders to vote or change their vote after the proposals are read for a minimum of five minutes in order to provide shareholders with adequate time to cast their vote. We will announce in the meeting that the polls will be closing in one minute prior thereto to provide shareholders with fair warning to vote or change their vote.

If you are a registered holder, your virtual control number will be on your Notice of Internet Availability of Proxy Materials or proxy card.

If you hold your shares beneficially through a bank or broker, you must provide a legal proxy from your bank or broker during registration and you will be assigned a virtual control number in order to vote your shares during the Annual Meeting. If you are unable to obtain a legal proxy to vote your shares, you will still be able to attend the Annual Meeting (but will not be able to vote your shares) so long as you demonstrate proof of stock ownership. Instructions on how to connect and participate via the internet, including how to demonstrate proof of stock ownership, are posted at http://web.viewproxy.com/petmeds/2026. On the day of the Annual Meeting, you may only vote during the meeting by e-mailing a copy of your legal proxy to virtualmeeting@viewproxy.com in advance of the meeting.
If your shares are held in street name, through a broker, bank, or other nominee, that institution will send you separate instructions describing the procedure for voting your shares. Shareholders of record can vote as follows:
•By Mail: If you, as a shareholder, requested printed copies of the proxy materials by mail, you should sign, date, and return their proxy card(s) in the pre-addressed, postage-paid envelope that is provided.
•By Telephone or Internet: Shareholders may vote by proxy over the telephone at 1-(866) 804-9616, or internet at www.AALvote.com/PETS, 24 hours a day, seven days a week, until 11:59 p.m. Eastern Time on August 10, 2026. Street name holders, however, may vote by telephone or internet only if their bank or broker makes those methods available, in which case the bank or broker will enclose the instructions with the proxy materials. The telephone and internet voting procedures are designed to authenticate shareholders’ identities, to allow shareholders to vote their shares, and to confirm that their instructions have been properly recorded.
•At the Meeting: If you are a shareholder on the Record Date with shares registered directly in your name and attend the virtual Annual Meeting, you may vote your shares at the virtual Annual Meeting by visiting www.AALvote.com/PETS, even if you have previously returned a proxy card. If you are a beneficial owner of shares held in street name on the Record Date and wish to vote your shares at the Annual Meeting, you may only vote during the meeting by emailing a copy of your legal proxy to virtualmeeting@viewproxy.com in advance of the meeting.
What am I voting on?

1.The election as directors of the four persons named in this Proxy Statement as our Board of Directors’ nominees to serve on our Board until our 2027 annual meeting of shareholders and until their successors are duly elected and qualified or until their earlier death, resignation, or removal (Peter Batushansky, Leslie C.G. Campbell, James LaCamp, and Justin Mennen).
2.The approval of named executive officer compensation (an advisory non-binding vote).
3.The ratification of the appointment of Baker Tilly US, LLP as our independent registered public accounting firm for the 2027 fiscal year.
4.The approval of an amendment to the Company’s 2024 Omnibus Incentive Plan to increase the number of shares of common stock reserved for issuance thereunder.
5.Any other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

All director nominees are current Board members who were elected by shareholders at the 2025 Annual Meeting. Other than the matters set forth in this Proxy Statement and matters incident to the conduct of the Annual Meeting, the Company does not know of any business or proposals to be considered at the Annual Meeting. If any other business is proposed and properly presented at the Annual Meeting, the proxies received from our shareholders give the proxy holders the authority to vote on such matter in their discretion to the extent authorized by Rule 14a-4(c) of the Securities Exchange Act of 1934, as amended (“Exchange Act”).
What is a proxy?

It is your legal designation of another person to vote the stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card. We have designated Leslie C.G. Campbell, our Interim Chief Executive Officer and President, and Robert Lawsky, our Corporate Secretary and General Counsel, as proxies for the Annual Meeting.
Why did I receive this Proxy Statement?
Our Board of Directors is soliciting your proxy to vote your shares at the Annual Meeting because you were a shareholder of record at the close of business on June 15, 2026, the Record Date, and are entitled to vote at the Annual Meeting. The Company has made this Proxy Statement and the 2026 Annual Report on Form 10-K, along with either a proxy card or a voting instruction card, available to you on the internet or, upon request, has sent printed versions to you by mail beginning on, or about, June 25, 2026. This Proxy Statement summarizes the information you need to know to vote at the Annual Meeting. You do not need to attend the virtual Annual Meeting to vote your shares.

Why did I receive a one-page notice in the mail regarding the internet availability of proxy materials instead of a full set of proxy materials?

As permitted by the rules adopted by the SEC, the Company has elected to provide access to its proxy materials over the internet. Accordingly, on or about June 25, 2026, the Company will mail a Notice of Internet Availability of Proxy Materials (the "Notice”) to the Company’s shareholders of record and beneficial owners containing instructions on how to access the proxy materials on the website referred to in the Notice or to request to receive a printed set of the proxy materials.

How will my proxy vote my shares?

Your proxy will vote according to your instructions. If you complete your proxy instructions but do not indicate your vote on one or all of the business matters, your proxy, or his or her duly authorized substitutes, will vote "FOR” each of the nominees in item 1, "FOR” item 2, “FOR” item 3 and “FOR” item 4. Also, your proxy, or his or her duly authorized substitutes, is authorized to vote, or otherwise act upon, on any other business that properly comes before the Annual Meeting or any adjournment or postponement thereof in accordance with the recommendation of our Board of Directors to the extent authorized by Rule 14a-4(c) of the Exchange Act.

How can I get electronic access to the proxy materials?
The Notice of Internet Availability of Proxy Materials and proxy card will provide you with instructions regarding how to:
•view the Company’s proxy materials for the Annual Meeting on the internet; and
•instruct the Company to send future proxy materials to you electronically by email.
The Company’s proxy materials are also available on the Company’s website at: https://investors.petmeds.com/financials/annual-reports/default.aspx. Choosing to receive future proxy materials by email will save the Company the cost of printing and mailing documents to you and will help reduce any negative impact of the Company’s annual meetings of shareholders on the environment. If you choose to receive future proxy materials by email, you will receive an email message next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by email will remain in effect until you terminate it. If you did not receive an email, you can reach out to the following email address to make this change, addresschange@continentalstock.com.
What is the difference between holding shares as a shareholder of record and as a beneficial owner?

If your shares are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are considered, with respect to those shares, the "shareholder of record.” The Notice of Internet Availability of Proxy Materials or Proxy Statement, 2026 Annual Report on Form 10-K, and proxy card have been sent directly to you by us. If your shares are held in a stock brokerage account by a bank or other nominee, you are considered the "beneficial owner” of shares held in "street name.” The Proxy Statement and 2026 Annual Report on Form 10-K or a notice for electronic access of these materials have been forwarded to you by your broker, bank, or other nominee who is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker, bank, or other nominee on how to vote your shares by using the voting instruction card included in the mailing or by following their instructions for voting.
Who is entitled to vote at the Annual Meeting and how many votes do they have?

Holders of our common stock and convertible preferred stock as of the close of business on June 15, 2026, the Record Date, are entitled to vote at the Annual Meeting and any adjournment or postponement thereof. Each issued and outstanding share of our common stock is entitled to one vote. Each issued and outstanding share of our convertible preferred stock is entitled to one vote. As of the Record Date, 21,371,880 shares of our common stock were issued and outstanding, and 2,500 shares of our convertible preferred stock were issued and outstanding, and entitled to vote at the Annual Meeting. However, if you have shares held through a brokerage firm, bank, or other custodian, you may revoke your instructions only by informing the custodian in accordance with any procedures it has established.
What is a quorum of shareholders?

A quorum is necessary for our shareholders to conduct business at the Annual Meeting. A quorum exists if shareholders holding at least a majority of the voting power of the shares of our common stock and convertible preferred stock (voting together as a single class) entitled to vote are present at the virtual Annual Meeting or represented by proxy. If you vote or return a proxy card, your shares will be considered part of the quorum.
What vote is required for approval of the proposals?
Assuming a quorum is established:
•In an uncontested director election, as is occurring this year, directors must be elected by the affirmative vote of a majority of the votes cast at the Annual Meeting. Only votes cast "FOR” or "AGAINST” will affect the outcome of this proposal. Failure to receive the affirmative vote of a majority of the votes cast will trigger certain post-election resignation procedures (described below on page 25). (In the case of any contested director election, directors are elected by a plurality of the votes cast.)
•The advisory vote to approve named executive officer compensation requires the affirmative vote of a majority of the votes cast at the Annual Meeting. The vote is advisory and therefore not binding on our

Board; however, the Board and the Compensation and Human Capital Committee of the Board will consider the result of the vote when making future decisions regarding our named executive officer compensation policies and practices.
•The ratification of the appointment of our independent registered public accounting firm requires the affirmative vote of a majority of the votes cast at the Annual Meeting.
•The approval of the amendment to the Company’s 2024 Omnibus Incentive Plan to increase the number of shares of common stock reserved for issuance thereunder requires the affirmative vote of a majority of the votes cast at the Annual Meeting.
How does the Board recommend I vote on the proposals?
The Board recommends that you vote:
•FOR each of the Board nominees for director set forth on page 19;
•FOR the approval of named executive officer compensation set forth on page 41;
•FOR the ratification of the appointment of our independent registered public accounting firm set forth on page 8;
•FOR the approval of the amendment to the Company’s 2024 Omnibus Incentive Plan to increase the number of shares of common stock reserved for issuance thereunder on page 9.
May I change or revoke my vote after I return my proxy card?
Yes, you may change your vote at any time before your shares are voted at the Annual Meeting by:
•Notifying our Corporate Secretary, in writing at PetMed Express, Inc., 420 South Congress Avenue, Delray Beach, FL 33445 that you are revoking your proxy;
•Executing and delivering a later dated proxy card; or
•Attending and voting at the virtual Annual Meeting (although attendance at the Annual Meeting will not, by itself, revoke a proxy).
Who will count the votes and where can I find the voting results of the Annual Meeting?
A representative of Alliance Advisors LLC, a company contracted by us to assist the Company in the tabulation of proxies, will tabulate the votes and act as inspector of election. The preliminary voting results will be announced at the Annual Meeting. The final voting results will be tallied by the inspector of election and will be published in a Current Report on Form 8-K that will be filed with the SEC within 4 business days following the Annual Meeting.
How are abstentions and broker non-votes counted?
Abstentions are considered shares present at the Annual Meeting in person or by proxy and will be counted for purposes of determining whether a quorum is present. Broker non-votes refer to the Company’s shares held in street name by a brokerage firm or nominee organization (such as Cede & Co.) under circumstances where the beneficial owner has not instructed the broker or nominee as to how the shares should be voted. Broker non-votes are considered present by proxy for purposes of determining whether a quorum is present at the meeting.
If your shares are held in street name, the broker or nominee organization in whose name your shares are held is permitted to vote your shares on matters deemed "routine” at the Annual Meeting, even if you have not provided specific direction on how your shares should be voted. Under Florida law, abstentions and broker non-votes are not treated as votes "cast” and thus have no effect on the proposals at the Annual Meeting.

The only routine matter to be presented at the Annual Meeting is Item 3 (Ratification of the Appointment of Independent Registered Public Accounting Firm). If the broker firm or nominee organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares will inform us that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a "broker non-vote.” Accordingly, if your broker firm or nominee institution does not receive instructions from you on how to vote your shares, your shares will not be voted on any matter other than Item 3 and then only to the extent that your broker firm or nominee institution chooses to exercise its discretionary authority with respect to Item 3.

Where can I find a list of shareholders entitled to vote as of the Record Date at the Annual Meeting?

A list of registered shareholders entitled to vote at the Annual Meeting will be available for examination by any shareholder for any purpose germane to the Annual Meeting during the Annual Meeting upon request via the chat function during the duration of the virtual Annual Meeting, and for ten days prior to the Annual Meeting, during normal business hours, at the Company’s principal place of business at 420 South Congress Avenue, Delray Beach, FL 33445.
How may I communicate with the Company’s Board, a committee of the Board or the non-management directors on the Company’s Board?

You may contact any of our directors by writing to them c/o Corporate Secretary, PetMed Express, Inc., 420 South Congress Avenue, Delray Beach, FL 33445. Each communication should specify the applicable director or directors to be contacted as well as the general topic of the communication. Concerns about accounting or auditing matters or communications intended for non-management directors should be sent to the attention of the Chair of the Audit Committee at the address above. The Corporate Secretary will forward all such correspondence received by the Corporate Secretary and specifically addressed to the Board or a particular Board member directly to all of our then-serving independent directors (if the communication is addressed to the Board generally) or to the specific Board members to which the correspondence is addressed. This procedure was approved by our independent directors.
When are shareholder proposals, including director nominations, due for the 2027 annual meeting of shareholders?
Pursuant to Rule 14a-8 under the Exchange Act shareholders may present proper proposals for inclusion in the Company’s 2027 proxy statement and for consideration at the 2027 annual meeting of shareholders by submitting their proposals to the Company, not less than 120 calendar days prior to the anniversary date of our Proxy Statement distributed to our shareholder in connection with our Annual Meeting. Therefore, proposals that shareholders wish to be included in next year’s proxy statement for the annual meeting of shareholders to be held in 2027 must be received at the Company’s principal place of business at 420 South Congress Avenue, Delray Beach, FL 33445, addressed to the Corporate Secretary’s attention, no later than the close of business on February 25, 2027.
Pursuant to our Third Amended and Restated Bylaws ("Bylaws”), a shareholder, or group of up to 20 shareholders, that has owned continuously for at least three years shares of the Company’s stock representing an aggregate of at least 3% of our outstanding shares, may nominate and include in the Company’s proxy materials director nominees constituting up to the greater of 2 or 20% of the Company’s Board, provided that the shareholder(s) and nominee(s) satisfy the requirements in the Company’s Bylaws. Notice of proxy access director nominees must be received not less than 120 days nor more than 150 days prior to the anniversary date of our Proxy Statement distributed to our shareholders in connection with our Annual Meeting. Therefore, notice of such nominees must be received at the Company’s principal place of business at 420 South Congress Avenue, Delray Beach, FL 33445, addressed to the Corporate Secretary’s attention, no earlier than the close of business on January 26, 2027 and no later than the close of business on February 25, 2027.

Pursuant to our Bylaws, the Company must receive advance notice of any shareholder proposal, including a shareholder’s proposed nomination of any director candidates for the Board, to be submitted at the 2027 annual meeting of shareholders. We must receive such notice not later than the close of business on the 90th day, nor earlier than the close of business on the 120th day, in advance of the anniversary of the previous year’s annual meeting if such meeting is to be held on a day which is not more than 30 days in advance of the anniversary of the previous year’s annual meeting or not later than 60 days after the anniversary of the previous year’s annual meeting. Therefore, notice of such proposals must be received at the Company’s principal place of business at 420 South Congress Avenue, Delray Beach, FL 33445, addressed to the Corporate Secretary’s attention, no earlier than the close of business on April 13, 2027 and no later than the close of business on May 13, 2027. Our Bylaws set forth the information that is required in a written notice of a shareholder proposal or the proposed nomination of any director candidates. Further, to comply with the SEC’s universal proxy rules and our current Bylaws, if a shareholder intends to solicit proxies in support of director nominees submitted under these advance notice provisions, then we must receive proper written notice that sets forth all information required by Rule 14a-19 under the Exchange Act no later than the close of business on June 12, 2027.

Who is soliciting my proxy and who pays the cost?
The Company and its Board of Directors are soliciting your proxy. Our directors, officers, and regular employees may solicit proxies by email, social media, telephone, other electronic means, mail, and personal contact. They will not receive any additional compensation for these activities. Additionally, we entered into an agreement with Alliance Advisors, LLC for advisory and solicitation services in connection with this solicitation, for which Alliance Advisors, LLC will receive an estimated fee of $14,000, together with reimbursement for its reasonable out-of-pocket expenses, and will be indemnified against certain liabilities and expenses, including certain liabilities under the federal securities laws. Alliance Advisors, LLC will solicit proxies from individuals, brokers, banks and other institutional holders and may solicit proxies by mail, telephone, internet, or other means. The Company will also reimburse brokerage firms, banks, and other custodians for their reasonable out-of-pocket expenses for forwarding these proxy materials to you. Alliance Advisors, LLC is also contracted by us to assist the Company in the tabulation of proxies for the Annual Meeting. The Company will bear all fees and costs for its proxy solicitation.
Can different shareholders sharing the same address receive only one annual report on Form 10-K and proxy statement?
Yes. The SEC permits companies and intermediaries, such as a brokerage firm or a bank, to satisfy the delivery requirements for annual reports and proxy statements with respect to two or more security holders sharing the same address by delivering only one annual report and proxy statement to that address. This process which is commonly referred to as "householding” can effectively reduce our printing and postage costs. Under householding, each shareholder would continue to receive a separate proxy card or voting instruction card. Certain of our shareholders whose shares are held in street name and who have consented to householding will receive only one set of our Annual Meeting materials per household this year. If your household received a single set of our Annual Meeting materials this year, you may request to receive additional copies of these materials by calling or writing your broker, bank, or other nominee. If you own your shares in street name, you can request householding by calling or writing your broker, bank, or other nominee.
ITEM 1 - ELECTION OF DIRECTORS
The Board of Directors unanimously recommends a vote "FOR” the election of the following nominees for director:
Peter Batushansky, Leslie C.G. Campbell, James LaCamp, and Justin Mennen.
The Company’s Bylaws provide that the Board of Directors of the Company shall consist of not less than three or more than eleven individuals. Our Board of Directors, upon the recommendation of the Corporate Governance and Nominating Committee, has nominated the four persons listed under "Nominees for Directors of PetMed Express, Inc.” for election as directors. Each of the nominees for director was elected by our shareholders at the 2025 annual meeting of shareholders. Leah A. Solivan, a current member of our Board, has elected not to stand for re-election at the Annual Meeting. Contingent upon the election of the current slate of director nominees, the Board approved to reduce the size of the Board from five to four persons effective upon the close of the Annual Meeting.

Each of the nominated directors has agreed to serve if elected. If elected, the directors will serve until the next annual meeting of shareholders or until his or her successor has been elected and qualified, or until his or her earlier death, resignation, or removal. However, if for some reason one or more of them is unable to accept nomination, or election, the Board may decrease the size of the Board, leave a vacancy unfilled or may designate a substitute nominee(s), and the proxies will be voted for the election of any such substitute nominee(s) designated by our Board of Directors. If any substitute nominees are designated, we will file an amended proxy statement that, as applicable, identifies each substitute nominee, discloses that such nominee has consented to being named in the amended proxy statement and to serve as directors if elected, and includes certain biographical and other information about such nominee required by the applicable rules of the SEC. As of the date of this Proxy Statement, the Company has no reason to believe that any of the Board’s nominees named herein will be unable to serve as a director if elected. Biographical information for each nominee for director is presented below under "Nominees for Directors of PetMed Express, Inc.”

The Board of Directors and the Corporate Governance and Nominating Committee believe that each of the director nominees possesses important experience and skills that provide the Board of Directors with an optimal balance of leadership, competencies, qualifications, and diversity of backgrounds and experience in areas that are important to the Company, and that each of the director nominees has high ethical standards, acts with integrity and exercises careful, mature judgment. Each director nominee is committed to employing his or her skills and abilities to aid the long-term interests of our shareholders. In addition, our director nominees are knowledgeable and experienced in one or more business, governmental, or academic endeavors, which further qualifies them for service as members of the Board of Directors.
ITEM 2 - ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION
The Board of Directors unanimously recommends a vote "FOR” the approval of the named executive officer compensation described in this Proxy Statement.
In accordance with the requirements of Regulation 14A of the Exchange Act and the related rules of the SEC, we are asking our shareholders to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers, as disclosed in this Proxy Statement in accordance with the compensation disclosure rules of the SEC (a "say-on-pay” vote). This vote is advisory, which means that the vote on named executive officer compensation is not binding on the Company, the Company’s Board of Directors or the Compensation and Human Capital Committee of the Board of Directors. However, the Compensation and Human Capital Committee and the Board value the opinions expressed by shareholders in their votes on this proposal and will consider the outcome of the vote when making future compensation decisions regarding named executive officers. The vote on this resolution is not intended to address any specific element of compensation, but rather relates to the overall compensation of the Company’s named executive officers, as described in this Proxy Statement in accordance with the compensation disclosure rules of the SEC. We currently conduct annual shareholder advisory votes on named executive officer compensation. At our 2025 annual meeting of shareholders, our named executive officer compensation program was approved, on an advisory basis, by 82% of the votes cast. Our Compensation and Human Capital Committee believes that this level of approval is indicative of our shareholders’ general support of our compensation philosophy and goals. We encourage shareholders to read the Compensation Discussion and Analysis, the Fiscal Year 2026 Summary Compensation Table and the other related tables and disclosure, beginning on page 41 of this Proxy Statement, which describe the details of our named executive officer compensation program and the decisions made by the Compensation and Human Capital Committee.
Accordingly, we ask the Company’s shareholders to vote on the following resolution at the Annual Meeting: "RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2026 Annual Meeting pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, the Fiscal Year 2026 Summary Compensation Table and the other related tables and narrative disclosure.”

ITEM 3 - RATIFICATION OF THE APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors unanimously recommends a vote "FOR” the ratification of the appointment of Baker Tilly US, LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2027.

The Audit Committee of our Board of Directors has approved and appointed Baker Tilly US, LLP to be our independent registered public accounting firm for the 2027 fiscal year ending March 31, 2027. Baker Tilly US, LLP has been engaged as our independent registered public accounting firm since December 2025.
The Audit Committee Charter does not require that our shareholders ratify the selection of Baker Tilly US, LLP as our independent registered public accounting firm. We are recommending shareholder ratification because we believe it is a matter of good corporate governance practice. If our shareholders do not ratify the selection, our Audit Committee may reconsider whether to retain Baker Tilly US, LLP, but still may retain that firm. Even if the selection is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in our or our shareholders’ best interests.

Representatives of Baker Tilly US, LLP are expected to be present at the virtual Annual Meeting, will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.
ITEM 4 - AMENDMENT TO THE 2024 OMNIBUS INCENTIVE PLAN TO INCREASE THE NUMBER
OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE THEREUNDER
The Board of Directors unanimously recommends a vote "FOR” the amendment to the Company’s 2024 Omnibus Incentive Plan (the “2024 Plan”) to increase the number of shares of common stock reserved for issuance thereunder by 1,800,000 shares (the “2026 Plan Amendment”). The 2026 Plan Amendment would also increase the limit on the number of shares that may be issued upon the exercise of incentive stock options by the same number.
On June 24, 2026, the Board of Directors unanimously approved the 2026 Plan Amendment, subject to the approval of the Company’s shareholders at the Annual Meeting.
The 2024 Plan originally became effective upon approval by the Company’s shareholders at the Company’s 2024 Annual Meeting of Shareholders on August 8, 2024 (the “Original Effective Date”). It replaced the Company’s 2022 Employee Equity Compensation Plan (the “2022 Employee Plan”) and the 2015 Outside Director Equity Compensation Plan (the “2015 Director Plan” and, together with the 2022 Employee Plan, the “Prior Plans”).
Key Reasons to Vote “For” the Amendment to the 2024 Plan
Our equity-based compensation programs under the 2024 Plan have been integral to our past success and we believe increasing the number of shares available under the 2024 Plan will allow our equity-based compensation programs to continue to be an essential element contributing to our future performance.
In particular, our Board considered the levels of equity compensation that will be needed to attract and compensate new members of senior management, and to retain key executives in the near future. The Board also considered, among other things, the following:

•The number of shares reserved under the 2024 Plan as proposed to be amended by the 2026 Plan Amendment represents what we believe is an acceptable level of dilution to our existing shareholders in light of the benefits to our future performance that we expect the 2024 Plan to continue to support. We estimate that the additional 1,800,000 shares reserved for issuance under the 2024 Plan could result in a maximum potential incremental dilution to our existing shareholders of approximately 8%, based on our current total of 21,371,880 shares of common stock outstanding as of June 15, 2026.
•In deciding how many additional shares to request, our Board considered the potential dilution represented by such shares as described above, as well as our projected annual burn rate and the anticipated benefits to our future performance represented by our equity-based compensation programs.
•The 2024 Plan incorporates several leading pay practices, including the following, each of which is described in more detail under “Description of the 2024 Omnibus Incentive Plan” below:
◦Awards are generally subject to a minimum vesting period of one year from the date of grant, subject to an exception for awards that, in the aggregate, relate to up to 5% of the total share reserve.
◦Shares tendered or withheld to pay the exercise price of stock options or to satisfy tax withholding obligations do not replenish the share reserve.
◦No tax gross-ups for excise taxes that may be imposed on payments to our executive officers in connection with a change in control transaction.
◦“Double-trigger” rather than “single-trigger” vesting of equity-based awards upon a change in control transaction.
◦In no event will the aggregate grant date value of all awards granted to any individual non-employee director during a fiscal year, when added to any cash compensation received by such director in the same fiscal year, exceed $750,000.
◦Backdating and repricing of options or stock appreciation rights are prohibited.
◦Payment of dividends and dividend equivalents on unvested awards is prohibited for all equity award types.
◦Awards are subject to rescission and disgorgement in the event of certain breaches of conduct or financial restatements.

The purpose of the 2024 Plan is to attract and retain employees providing personal services to the Company (or to any subsidiary of the Company), consultants directly providing personal services to the Company, and independent non-employee directors of the Company, and to provide additional incentives to those persons to continue to work in the best interests of the Company and its shareholders and to align those persons’ interests with those of our shareholders.
We believe that equity-based compensation is an effective means to promote the future growth and development of the Company because equity awards align the interests of our management team, non-employee directors, and other key employees with the interests of our shareholders while also allowing us to attract and retain talented individuals. If our shareholders do not approve the 2026 Plan Amendment, then there will be insufficient shares available under the 2024 Plan to make annual awards and provide grants to new hires in the coming years, and the Compensation and Human Capital Committee might be required to revise its compensation philosophy and devise other programs to attract, retain, and compensate the officers and key employees of the Company, its subsidiaries and affiliates and non-employee directors of the Company.
Outstanding Equity Awards; Shares Remaining Available
As of June 15, 2026, there were no shares of restricted stock outstanding subject to forfeiture under the Prior Plans and 18,536 restricted stock units outstanding that had not vested under the Prior Plans, 304,607 shares of restricted stock outstanding subject to forfeiture under the 2024 Plan and 89,624 shares subject to restricted stock units outstanding that had not vested under the 2024 Plan, 12,000 shares of restricted stock outstanding subject to forfeiture under the 2024 Inducement Plan and 26,667 shares subject to restricted stock units outstanding that had not vested under the 2024 Inducement Plan. Upon the 2024 adoption date of the 2024 Omnibus Incentive Plan, the shares then available for future grant under 2015 Outside Director Equity Compensation Plan and 2022 Employee Equity Compensation Plan were added to the initial reserve under the 2024 Omnibus Incentive Plan. There were 1,736,847 shares remaining available for future grants under the 2024 Omnibus Incentive Plan and 2024 Inducement Plan.
There were no shares of performance stock units outstanding that had not been earned under the all Plans. There were no shares subject to outstanding awards and no shares remaining available for future grants under the 2016 Employee Equity Compensation Restricted Stock Plan.
Authorized Shares, Outstanding Shares, Stock Price, Dilution and Burn Rate
Our articles of incorporation, as amended, authorize the issuance of 40,000,000 shares of common stock and 5,000,000 shares of preferred stock. There were 21,371,880 shares of our common stock issued and outstanding as of June 15, 2026, and the closing price per share of our common stock as of that date was $1.83.
To determine the number of shares of common stock by which to increase the number of shares authorized under the 2024 Plan through the 2026 Plan Amendment, the Compensation and Human Capital Committee and its independent compensation consultant considered our need for shares, based on the current and expected future equity grant mix and the potential dilution that awarding the requested shares may cause to existing shareholders. The Committee considered, a number of factors, including our projected annual burn rate and an overhang analysis.
The Compensation and Human Capital Committee recommended to the Board of Directors that 1,800,000 shares be added to the reserve of authorized shares under the 2024 Plan. The 2026 Plan Amendment would also increase the limit on the number of shares that may be issued upon the exercise of incentive stock options by the same number of shares. The Board of Directors is seeking shareholder approval for the 2026 Plan Amendment and the increased pool of shares available under the 2024 Plan.
Because this proposal to approve the 2026 Plan Amendment does not contemplate the amount or timing of specific equity awards in the future, it is not possible to calculate with certainty the number of years of awards that will be available and the amount of subsequent dilution that may ultimately result from such awards. However, the current practices of the Compensation and Human Capital Committee with respect to equity awards and other incentives are set forth under “Compensation Discussion and Analysis.”

Description of 2024 Omnibus Incentive Plan
The material terms of the 2024 Plan as proposed to be amended by the 2026 Plan Amendment are summarized below. This summary is qualified in its entirety by reference to the 2024 Plan as proposed to be amended by the 2026 Plan Amendment, a copy of which is attached to this Proxy Statement as Exhibit A. To the extent that there is a conflict between this summary and the 2024 Plan, the terms of the 2024 Plan will govern.
Administration
The 2024 Plan is administered by the Board of Directors or the Compensation and Human Capital Committee, or any other committee or subcommittee or one or more of our officers to whom authority has been delegated (collectively, the “Administrator”). The Administrator has the authority to interpret the 2024 Plan and award agreements entered into with respect to the 2024 Plan; to make, change and rescind rules and regulations relating to the 2024 Plan; to make changes to, or reconcile any inconsistency in, the 2024 Plan or any award agreement covering an award; and to take any other actions needed to administer the 2024 Plan.
Eligibility
The Administrator may designate any of the following as a participant under the 2024 Plan: any officer or employee, or individuals engaged to become an officer or employee, of our Company or our affiliates; and consultants of our Company or our affiliates, and our directors, including our non-employee directors. As of June 15, 2026, there were approximately 181 employees, including officers, and four non-employee directors who would be eligible to receive awards under the 2024 Plan.
Types of Awards
The 2024 Plan permits the Administrator to grant stock options, stock appreciation rights (“SARs”), restricted stock, restricted stock units (“RSUs”), performance stock units (“PSUs”), shares of common stock, cash incentive awards and any other type of award permitted under the 2024 Plan. The Administrator may grant any type of award to any participant it selects, but only our employees or our subsidiaries’ employees may receive grants of incentive stock options within the meaning of Section 422 of the Internal Revenue Code. Awards may be granted alone or in addition to, in tandem with, or (subject to the repricing prohibition described below) in substitution for any other award (or any other award granted under another plan of our Company or any affiliate, including the plan of an acquired entity).
Shares Reserved Under the 2024 Plan
The 2024 Plan as originally adopted provided that 850,000 shares of our common stock were reserved for issuance under the 2024 Plan, plus the number of shares available for issuance under the Prior Plans that had not, as of the Original Effective Date, been made subject to outstanding awards, plus certain shares that would have again become available for new grants under the Prior Plans or the 2016 Plan had the related awards been granted under the 2024 Plan (as described below). The 2024 Plan as originally adopted provided that up to 850,000 shares of our common stock otherwise reserved under the 2024 Plan may be issued upon the exercise of incentive stock options.
If the 2026 Plan Amendment is approved at the Annual Meeting, then an additional 1,800,000 shares of our common stock will be reserved for issuance under the 2024 Plan and the limit on the number of shares that may be issued upon the exercise of incentive stock options will be increased by the same number.
The number of shares reserved for issuance under the 2024 Plan is reduced on the date of the grant of any award by the maximum number of shares, if any, with respect to which such award is granted. The reserve is also depleted by any shares issued in settlement of dividend equivalents. However, an award that may be settled solely in cash does not deplete the 2024 Plan’s share reserve at the time the award is granted.
If (a) an award expires, is canceled, or terminates without issuance of shares or is settled in cash, (b) the Administrator determines that the shares granted under an award will not be issuable because the conditions for issuance will not be satisfied, (c) shares are forfeited under an award, or (d) shares are issued under any award and we reacquire them pursuant to our reserved rights upon the issuance of the shares, then such shares will be credited to the 2024 Plan’s reserve and may again be used for new awards (except that shares re-credited under clause (d) may not be issued upon the exercise of incentive stock options). The following shares will not be credited to the 2024 Plan’s reserve: (x) shares that are tendered or withheld in payment of the exercise price of an option or as a result of the net settlement of outstanding stock appreciation rights, (y) shares that are tendered or withheld to satisfy federal, state or local tax withholding obligations or (z) shares purchased by us using proceeds from option exercises.
After the Original Effective Date, to the extent any shares subject to awards granted under the Prior Plans or the 2016 Plan would again become available for new grants under the preceding paragraph if the awards had been granted under the 2024 Plan, then those shares are added to the 2024 Plan’s reserve and are available for the purpose of granting awards under 2024 Plan.
Non-Employee Director Award Limitation
In no event will the aggregate grant date value of all awards granted to any non-employee director during a fiscal year, when added to any cash compensation received by such director in the same fiscal year, exceed $750,000.
Options
The Administrator may grant stock options and determine all terms and conditions of each stock option, which include the number of stock options granted, whether a stock option is to be an incentive stock option or non-qualified stock option, and the grant date for the stock option. However, the exercise price per share of common stock may never be less than the fair market value of a share of common stock on the date of grant and the expiration date may not be later than 10 years after the date of grant. Stock options will be exercisable and vest at such times and be subject to such restrictions and conditions as are determined by the Administrator, including with respect to the manner of payment of the exercise price of such stock options.
Stock Appreciation Rights
The Administrator may grant SARs, which represent the right of a participant to receive cash in an amount, or common stock with a fair market value, equal to the appreciation of the fair market value of a share of common stock during a specified period of time. The 2024 Plan provides that the Administrator will determine all terms and conditions of each SAR, including, among other things: (a) whether the SAR is granted independently of a stock option or relates to a stock option, (b) the grant price, which may never be less than the fair market value of our common stock as determined on the date of grant, (c) a term that must be no later than 10 years after the date of grant, and (d) whether the SAR will settle in cash, common stock or a combination of the two.
Stock, Restricted Stock and Stock Unit Awards
The Administrator may grant awards of shares of common stock, restricted stock, RSUs or PSUs. Restricted stock means shares of common stock that are subject to a risk of forfeiture or restrictions on transfer, which may lapse upon the achievement or partial achievement of performance goals (as described below) or upon the completion of a period of service. An RSU grants the participant the right to receive shares of common stock or cash the value of which is equal to the fair market value of one share of common stock, to the extent performance goals are achieved or upon the completion of a period of service. PSUs give the participant the right to receive shares of common stock, or a cash payment equal to the fair market value of shares, to the extent performance goals are achieved.
The Administrator determines all terms and conditions of the awards including (a) the number of shares to which the award relates, (b) whether performance goals must be achieved for the participant to realize any portion of the benefit provided under the award, (b) the length of the vesting or performance period and, if different, the date that payment of the benefit will be made, (c) the length of the vesting or performance period and (d) with respect to RSUs and PSUs, whether the awards will settle in cash, in shares of common stock (including restricted stock), or in a combination of the two.

Cash Incentive Awards
The Administrator may grant cash incentive awards. An incentive award is the right to receive a cash payment to the extent one or more performance goals are achieved. The Administrator determines all terms and conditions of a cash incentive award, including, but not limited to, the performance goals (described below), the performance period, the potential amount payable, and the timing of payment. While the 2024 Plan permits cash incentive awards to be granted under the 2024 Plan, we may also make cash incentive awards outside of the 2024 Plan.
Performance Goals
For purposes of the 2024 Plan, the Administrator may establish objective or subjective performance goals which may apply to any performance award. Such performance goals may include, but are not limited to, one or more of the following measures with respect to our Company or any one or more of our subsidiaries, affiliates, or other business units: net sales; cost of sales; gross income; gross revenue; revenue; operating income; earnings before taxes; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings before interest, taxes, depreciation, amortization and exception items; income from continuing operations; net income; earnings per share; diluted earnings per share; total shareholder return; fair market value of a share of common stock; cash flow; net cash provided by operating activities; net cash provided by operating activities less net cash used in investing activities; ratio of debt to debt plus equity; return on shareholder equity; return on invested capital; return on average total capital employed; return on net capital employed; return on assets; return on net assets employed before interest and taxes; operating working capital; average accounts receivables; economic value added; succession planning; manufacturing return on assets; manufacturing margin; and customer satisfaction. Performance goals may also relate to a participant’s individual performance. The Administrator reserves the right to adjust any performance goals or modify the manner of measuring or evaluating a performance goal.
Other Stock-Based Awards
The Administrator may grant to any participant shares of unrestricted stock as a replacement for other compensation to which such participant is entitled, such as in payment of director fees, in lieu of cash compensation, in exchange for cancellation of a compensation right or as a bonus.
Dividends and Dividend Equivalent Units
In no event may dividends or dividend equivalents be awarded with respect to options, SARs or any other stock-based award that is not a grant of restricted stock, RSUs or PSUs. The 2024 Plan expressly prohibits the payment of dividends or dividend equivalents on unvested awards for all equity award types.
If cash dividends are paid on the common stock while shares of restricted stock are unvested, then such dividends will either, at the discretion of the Administrator, be (a) automatically reinvested as additional shares of restricted stock that are subject to the same terms and conditions, including the risk of forfeiture, as the original grant of restricted stock, or (b) paid in cash at the same time and the same extent that the restricted stock vests.
An award of RSUs or PSUs may include the right to receive dividend equivalents. Dividend equivalents will either, at the discretion of the Administrator, be (a) accumulated and paid, in cash or shares in the Administrator’s discretion, at the same time and to the same extent that the tandem award vests or is earned or (b) reinvested in additional units that are subject to the same terms and conditions (including vesting and forfeiture) as the tandem award.
Minimum Vesting
All awards granted under the 2024 Plan shall have a minimum vesting period of one year from the date of grant, provided that such minimum vesting period will not apply to awards with respect to up to 5% in the aggregate of the total number of shares reserved under the 2024 Plan. (For purposes of awards granted to non-employee directors, “one year” may mean the period of time from one annual shareholders meeting to the next annual shareholders meeting, provided that such period of time is not less than 50 weeks.) However, the Administrator may accelerate the vesting of an award or deem an award to be earned, in whole or in part, in the event of a participant’s death, disability, retirement, or termination without cause, or as provided in the 2024

Plan’s provisions relating to certain corporate events or upon any other event as determined by the Administrator in its sole and absolute discretion.
Transferability
Awards are not transferable, including to any financial institution, other than by will or the laws of descent and distribution, unless the Administrator allows a participant to (a) designate in writing a beneficiary to exercise the award or receive payment under the award after the participant’s death, (b) transfer an award to a former spouse as required by a domestic relations order incident to a divorce, or (c) transfer an award without receiving any consideration.
Adjustments
If (a) we are involved in a merger or other transaction in which our shares of common stock are changed or exchanged; (b) we subdivide or combine shares of common stock or declare a dividend payable in shares of common stock, other securities, or other property (other than stock purchase rights issued pursuant to a shareholder rights agreement); (c) we effect a cash dividend that exceeds 10% of the fair market value of a share of common stock or any other dividend or distribution in the form of cash or a repurchase of shares of common stock that our board of directors determines is special or extraordinary, or that is in connection with a recapitalization or reorganization; or (d) any other event occurs that in the Administrator’s judgment requires an adjustment to prevent dilution or enlargement of the benefits intended to be made available under the 2024 Plan, then the Administrator will, in a manner it deems equitable, adjust any or all of (1) the number and type of shares subject to the 2024 Plan and which may, after the event, be made the subject of awards; (2) the number and type of shares of common stock subject to outstanding awards; (3) the grant, purchase, or exercise price with respect to any award; and (4) the performance goals of an award. In any such case, the Administrator may also provide for a cash payment to the holder of an outstanding award in exchange for the cancellation of all or a portion of the award, subject to the terms of the 2024 Plan.
The Administrator may, in connection with any merger, consolidation, acquisition of property or stock, or reorganization, authorize the issuance or assumption of awards upon terms and conditions we deem appropriate without affecting the number of shares of common stock otherwise reserved or available under the 2024 Plan.
Change of Control
Upon a change of control (as defined in the 2024 Plan), except as otherwise provided in an award agreement, the successor or surviving corporation may agree to assume some or all outstanding awards or replace them with the same type of award with similar terms and conditions, without the consent of any participant, subject to the following requirements:
•Each award that is assumed must be appropriately adjusted, immediately after such change of control, to apply to the number and class of securities that would have been issuable to a participant upon the consummation of such change of control had the award been exercised, vested, or earned immediately prior to such change of control, and other appropriate adjustment to the terms and conditions of the award may be made.
•If the securities to which the awards relate after the change of control are not listed and traded on a national securities exchange, then (a) each participant must be provided the option to elect to receive, in lieu of the issuance of such securities, cash in an amount equal to the fair value of the securities that would have otherwise been issued, and (b) no reduction may be taken to reflect a discount for lack of marketability, minority, or any similar consideration, for purposes of determining the fair value of such securities.
• If a participant is terminated from employment without cause, or due to death or disability, or the participant resigns for good reason (as defined in any award or other agreement between the participant and our company or an affiliate) within one year following the change of control, then upon such termination, all of the participant’s awards in effect on the date of such termination will vest in full or be deemed earned in full.

If the purchaser, successor, or surviving entity does not assume the awards or issue replacement awards, then immediately prior to the change of control date, except to the extent otherwise provided in an applicable award agreement, and unless the Administrator otherwise determines prior to the change of control:
•     Each award that is then held by a participant who is employed by or in the service of us or one of our affiliates immediately prior to the change of control will become vested assuming, with respect to awards subject to performance goals for which the performance period has not expired as of the change of control, that all performance goals were met at target. In addition, if we enter into an agreement or series of agreements or the Board adopts a resolution that results in the occurrence a change of control at a later date, and the employment of a participant is terminated after and as the sole result of the entering into of such agreement or series of agreements or the adoption of such resolution but prior to the change of control, then, to the extent reasonably practicable, such participant will be treated as though the participant was employed immediately prior to the change of control and any awards previously forfeited as a result of such termination of employment will be reinstated or the participant will instead be eligible to receive a cash payment approximating the value of such awards.
•     All vested awards will be settled or paid in accordance with the terms of the award agreement (including payment of any accrued dividends and dividend equivalents), in all cases as of immediately prior to the occurrence of the change of control.
•     Alternatively, we may cancel all vested awards on the date of the change of control in exchange for a cash payment.
Term of Plan
Unless earlier terminated by our board of directors, the 2024 Plan will terminate on, and no further awards may be granted, after the 10th anniversary of its effective date.
Termination and Amendment of Plan
Our Board of Directors or the Administrator may amend, alter, suspend, discontinue or terminate the 2024 Plan at any time, subject to the following limitations:
•     Our Board of Directors must approve any amendment to the 2024 Plan if we determine such approval is required by prior action of our board of directors, applicable corporate law, or any other applicable law;
•     Shareholders must approve any amendment to the 2024 Plan, which may include an amendment to materially increase the number of shares reserved under the 2024 Plan, if we determine that such approval is required by Section 16 of the Securities and Exchange Act of 1934, the Internal Revenue Code of 1986, the listing requirements of any principal securities exchange or market on which the shares are then traded, or any other applicable law; and
•     Shareholders must approve any amendment to the 2024 Plan that would diminish the protections afforded by the participant award limits or repricing and backdating prohibitions.
Amendment, Modification, Cancellation and Disgorgement of Awards
Subject to the requirements of the 2024 Plan, the Administrator may modify or amend any award or waive any restrictions or conditions applicable to any award or the exercise of the award, or amend, modify, or cancel any terms and conditions applicable to any award, in each case, by mutual agreement of the Administrator and the participant or any other person that may have an interest in the award, so long as any such action does not increase the number of shares of common stock issuable under the 2024 Plan.
We do not need to obtain participant (or other interested party) consent for any such action (a) that is permitted pursuant to the adjustment provisions of the 2024 Plan; (b) to the extent we deem the action necessary to comply with any applicable law or the listing requirements of any principal securities exchange or market on which our common stock is then traded; (c) to the extent we deem the action is necessary to preserve favorable accounting or tax treatment of any award for us; or (d) to the extent we determine that such action does not materially and adversely affect the value of an award or that such action is in the best interest of the affected participant or any other person as may then have an interest in the award.
The Administrator can cause a participant to forfeit any award, and require the participant to disgorge any gains attributable to the award, if the participant engages in any action constituting, as determined by the Administrator in its discretion, cause for termination, or a breach of a material company policy, any award agreement or any other agreement between the participant and us or one of our affiliates concerning non-competition, non-solicitation, confidentiality, trade secrets, intellectual property, non-disparagement or similar obligations.
Any awards granted under the 2024 Plan, and any shares of common stock issued or cash paid under an award, will be subject to any recoupment or clawback policy that we adopt, or any recoupment or similar requirement otherwise made applicable by law, regulation or listing standards to us.
Repricing and Backdating Prohibited
Except for the adjustments provided for in the 2024 Plan, neither the Administrator nor any other person may amend the terms of outstanding stock options or SARs to reduce their exercise or grant price, cancel outstanding stock options or SARs in exchange for stock options or SARs with an exercise or grant price that is less than the exercise or grant price of the awards being cancelled, or cancel outstanding stock options or SARs with an exercise or grant price above the current fair market value of a share in exchange for cash or other securities. In addition, the Administrator may not grant a stock option or SAR with a grant date that is effective prior to the date the Administrator takes action to approve such award.
Certain U.S. Federal Tax Implications
The following summarizes certain federal income tax consequences relating to the 2024 Plan. The summary is based upon the laws and regulations in effect as of the date of this proxy statement and does not purport to be a complete statement of the law in this area. Furthermore, the discussion below does not address the tax consequences of the receipt or exercise of awards under foreign, state or local tax laws, and such tax laws may not correspond to the federal income tax treatment described herein. The exact federal income tax treatment of transactions under the 2024 Plan will vary depending upon the specific facts and circumstances involved and participants are advised to consult their personal tax advisors with regard to all consequences arising from the grant or exercise of awards and the disposition of any acquired shares.
Options. The grant of a stock option will create no income tax consequences to us or the participant. A participant who is granted a non-qualified stock option will generally recognize ordinary compensation income at the time of exercise in an amount equal to the excess of the fair market value of our common stock at such time over the exercise price. Our company will generally be entitled to a deduction in the same amount and at the same time as ordinary income is recognized by the participant. Upon the participant's subsequent disposition of the shares of our common stock received with respect to such stock option, the participant will recognize a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized from the sale differs from the tax basis, the fair market value of our common stock on the exercise date.
In general, a participant will recognize no income or gain as a result of exercise of an incentive stock option (except that the alternative minimum tax may apply). Except as described below, the participant will recognize a long-term capital gain or loss on the disposition of our common stock acquired pursuant to the exercise of an incentive stock option and we will not be allowed a deduction. If the participant fails to hold the shares of our common stock acquired pursuant to the exercise of an incentive stock option for at least two years from the grant date of the incentive stock option and one year from the exercise date, then the participant will recognize ordinary compensation income at the time of the disposition equal to the lesser of (a) the gain realized on the disposition, or (b) the excess of the fair market value of the shares of common stock on the exercise date over the exercise price. We will generally be entitled to a deduction in the same amount and at the same time as ordinary income is recognized by the participant. Any additional gain realized by the participant over the fair market value at the time of exercise will be treated as a capital gain.

Stock Appreciation Rights. The grant of a SAR will create no income tax consequences to us or the participant. Upon the exercise or maturity of a SAR, the participant will recognize ordinary income equal to the amount of cash and the fair market value of any shares received. We will generally be entitled to a corresponding deduction in the same amount and at the same time as the participant recognizes income. If shares are delivered under the SAR, upon the participant's subsequent disposition of the shares, the participant will recognize capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized from the disposition differs from the shares' tax basis, i.e., the fair market value of the shares on the date the participant received the shares.
Restricted Stock. Generally, a participant will not recognize income and we will not be entitled to a deduction at the time an award of restricted stock is made, unless the participant makes the election described below. A participant who has not made such an election will recognize ordinary income at the time the restrictions on the stock lapse in an amount equal to the fair market value of the restricted stock at such time. We will generally be entitled to a corresponding deduction in the same amount and at the same time as the participant recognizes income. Any otherwise taxable disposition of the restricted stock after the time the restrictions lapse will result in a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized from the sale differs from the tax basis, i.e., the fair market value of our common stock on the date the restrictions lapse. Dividends paid in cash and received by a participant prior to the time the restrictions lapse will constitute ordinary income to the participant in the year paid and the Company will generally be entitled to a corresponding deduction for such dividends. Any dividends paid in stock will be treated as an award of additional restricted stock subject to the tax treatment described herein.
A participant may, within 30 days after the date of the award of restricted stock, elect to recognize ordinary income as of the date of the award in an amount equal to the fair market value of such restricted stock on the date of the award (less the amount, if any, the participant paid for such restricted stock). If the participant makes such an election, then we will generally be entitled to a corresponding deduction in the same amount and at the same time as the participant recognizes income. If the participant makes the election, then any cash dividends the participant receives with respect to the restricted stock will be treated as dividend income to the participant in the year of payment and will not be deductible by us. Any otherwise taxable disposition of the restricted stock (other than by forfeiture) will result in a capital gain or loss. If the participant who has made an election subsequently forfeits the restricted stock, then the participant will not be entitled to deduct any loss. In addition, we would then be required to include as ordinary income the amount of any deduction we originally claimed with respect to such shares.
Restricted Stock Units. The grant of a RSU will create no income tax consequences to us or the participant. Upon the participant's receipt of cash and/or shares at the end of the applicable performance or vesting period, the participant will recognize ordinary income equal to the amount of cash or the fair market value of the shares received, and we will be entitled to a corresponding deduction in the same amount and at the same time. If units are settled in whole or in part in shares, upon the participant's subsequent disposition of the shares the participant will recognize a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized upon disposition differs from the shares' tax basis, the fair market value of the shares on the date the participant received the shares.
Performance Stock Units. The grant of PSUs will create no income tax consequences for us or the participant. Upon the participant’s receipt of shares or cash at the end of the applicable performance period, the participant will recognize ordinary income equal to the fair market value of the shares or the cash received, except that if the participant receives shares of restricted stock in payment of performance shares, recognition of income may be deferred in accordance with the rules applicable to restricted stock as described above. We will generally be entitled to a deduction in the same amount and at the same time as the participant recognizes income. Upon the participant’s subsequent disposition of shares received in settlement of the PSUs, the participant will recognize a capital gain or loss (long-term or short-term depending on the holding period) to the extent the amount realized from the disposition differs from the shares’ tax basis (i.e., the fair market value of the shares on the date the participant received the shares).
Cash Incentive Awards. A participant who is paid an incentive award will recognize ordinary income equal to the amount of cash paid, and we will generally be entitled to a corresponding income tax deduction.

IRS Code Section 162(m) Limit on Deductibility of Compensation. IRS Code Section 162(m) limits the deduction we can take for compensation we pay to any “covered employee”, generally including our named executive officers, to $1,000,000 per year per individual.
New Plan Benefits
We cannot determine the awards that may be granted under the 2024 Plan as amended by the 2026 Plan Amendment in the future to eligible participants. The Administrator will make future awards under the 2024 Plan in its discretion from time to time, and the benefits received will depend on the amounts awarded and the extent to which performance goals set by the Compensation and Human Capital Committee are achieved or vesting requirements are satisfied.
Equity Compensation Plan Information
The following table sets forth securities authorized for issuance under equity compensation plans as of March 31, 2026:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for further issuance under equity compensation plans

Equity Compensation Plans Approved by Equity Holders
2015 Outside Director Equity Compensation Plan	2,500	—	—

2016 Employee Equity Compensation Restricted Stock Plan	—	—	—

2022 Employee Equity Compensation Plan	52,037	—	—

2024 Omnibus Incentive Plan	92,317	—	1,483,199	(1)

Total	146,854		1,483,199

Equity Compensation Plans Not Approved by Equity Holders
2024 Inducement Incentive Plan	26,667	—	201,265

Total for All Plans	173,521	—	1,684,464

(1)On the August 8, 2024 adoption date of the 2024 Omnibus Incentive Plan, the shares then available for future grant under 2015 Outside Director Equity Compensation Plan and 2022 Employee Equity Compensation Plan were added to the initial reserve under the 2024 Omnibus Incentive Plan.

DIRECTOR QUALIFICATIONS
There are certain minimum qualifications for Board membership that director candidates should possess, including strong values and discipline, high ethical standards, a commitment to full participation on the Board and its committees, and relevant experience. The Corporate Governance and Nominating Committee and the full Board of Directors implement and assess the effectiveness of these guidelines by referring to the Corporate Governance and Nominating Committee Charter (the “Charter”) in the review and discussion of Board candidates when assessing the composition of the Board. On an annual basis, the Corporate Governance and Nominating Committee reviews its own performance, leads the Board in its annual review of the Board's performance, and reviews the Board structure to determine whether there is a need for an addition or other changes to the Board. Annually, and in fiscal 2026, the Corporate Governance and Nominating Committee reviewed the Company’s Board attributes matrix, in order to identify the current Board’s attributes and determine additional desirable skills to consider adding to the Board. As part of its authority and responsibilities as specified in its Charter, the Corporate Governance and Nominating Committee seeks individuals qualified to become Board members for recommendation to the Board, including evaluating persons suggested by shareholders or others.
Criteria contemplated when considering the need for Board recruitment or refreshment includes, but is not limited to, the current composition of the Board, the range of talents, experiences, contributions, diversity of backgrounds and experience, and skills that would best serve the Company’s strategy and complement those already represented on the Board, the balance of management and independent directors, and the need for financial or other specialized expertise. The assessment of candidates includes these criteria, along with a consideration of the nominee's judgment, experience, independence, possible conflicts of interest, understanding of the Company's or other related industries, a willingness and ability to devote adequate time to our Board’s duties, and such other factors as the Corporate Governance and Nominating Committee concludes are pertinent in light of the current needs of the Board. The Corporate Governance and Nominating Committee then conducts appropriate inquiries into the backgrounds and qualifications of possible nominees in an effort to determine each proposed nominee's qualifications for service on the Board.

Our Board of Directors believes that its composition appropriately reflects the knowledge, experience, skills, diversity of backgrounds and experience, and other characteristics required to fulfill its duties.
Skills, Experience and Qualifications of Director Nominees
The Corporate Governance and Nominating Committee and the Board believe that the qualifications and attributes set forth in this Proxy Statement for the nominees support the conclusion that these individuals are qualified to serve as directors of the Company and collectively bring a balance of relevant skills, professional experience, and diversity of backgrounds allowing them to effectively oversee the Company’s business.

Board Qualifications of Director Nominees (as of June 25, 2026)

Animal Health/Welfare	■ ■ ☐ ☐
Retail/Ecommerce	■ ■ ■ ■
Technology	■ ■ ■ ■
Cybersecurity	■ ☐ ☐ ☐
Public Company NEO	■ ■ ■ ☐
Marketing/Media	■ ■ ■ ☐
Operations/Management	■ ■ ■ ■
Prior Public Company Board	■ ■ ☐ ☐
Risk Management	■ ■ ■ ☐
Strategy/M&A	■ ■ ■ ■
Supply Chain	■ ■ ☐ ☐
NOMINEES FOR DIRECTORS OF PETMED EXPRESS, INC.
The biographies of each of the director nominees, below, support the conclusion that these individuals are dedicated, ethical, highly regarded, and qualified to serve as directors of the Company. They collectively possess a variety of skills, professional experience, and other qualifications and background allowing them to effectively oversee the Company’s business, and if elected, would constitute a balanced and multi-disciplinary Board composed of qualified individuals. The biographies each contain information regarding the person’s service as a director, business, educational, and other professional experience, director positions held currently or at any time during the last five years, information regarding involvement in certain legal or administrative proceedings, if applicable, during the last ten years or beyond if material, and the experiences, qualifications, attributes or skills that caused the Board to determine that the person should serve as a director for the Company. The Company believes that the backgrounds and qualifications of the director nominees considered as a group should provide diverse business and professional capabilities, along with the experience, knowledge and other abilities that will allow the Board to fulfill its responsibilities.

PETER BATUSHANSKY, Independent Director

Age:	43
Director Since:	2025
Director Status:	Independent Director
Committees:	Audit(F), Corporate Governance and Nominating
Current Public Boards:	None
(C): Chair (F): Financial Expert

Mr. Batushansky has served as a member of our Board of Directors, and as a member of our Audit, and Corporate Governance and Nominating committees since April 9, 2025. Mr. Batushansky served from July 31, 2025 to August 11, 2025 as a member and Chair of our Compensation and Human Capital Committee, and from August 11, 2025 to October 30, 2025 as Chair of our Audit Committee.

Mr. Batushansky is an experienced investor, operator, and entrepreneur with a strong track record in e-commerce, healthcare, and technology-enabled service businesses. His most recent role was as a Partner at L2 Capital Partners, where he led sourcing, execution, and portfolio company support in the consumer sector.

Mr. Batushansky currently is a senior advisor and serves on the board of several L2 Capital portfolio companies including Elevated Brands Group, the parent company of RugsDirect.com, a leading online retailer of area rugs and home décor, and Lightopia.com, a fast-growing digital retailer of lighting fixtures. He also serves on the board of Full Spectrum Franchise Consulting, the parent company of iFranchise, the market-leading franchise consulting firm; TopFireMedia, a digital marketing agency specializing in franchise development; and FranDevCo, a leading franchise sales outsourcing company.

Prior to L2 Capital, Mr. Batushansky led the acquisition of Allivet as an independent sponsor and joined the company as chief executive officer to guide its transition from founder-led to professionally managed. During his tenure as chief executive officer from 2017 to 2021 and as a board member from 2021 to 2024, Allivet’s revenue more than tripled organically, establishing it as one of the leading online pharmacies for pet health products in the United States. He also led the development of Allivet’s white label pharmacy service offering and secured strategic partnerships with several of the country’s largest national retailers.

Previously from 2010 to 2016, Mr. Batushansky was the chief executive officer of WebEyeCare, where he helped grow the company from a startup into a nationally recognized online retailer of contact lenses and eyeglasses. In 2014, WebEyeCare was ranked #360 on the Inc. 500 list of the fastest-growing private companies in America.

Earlier in his career, Mr. Batushansky was an Associate at Milestone Partners, a lower middle-market private equity firm, and a Senior Analyst at Roark Capital Group, a leading private equity firm focused on franchising and multi-location consumer businesses. He also worked as a consultant in Deloitte’s Strategy & Operations practice and began his career in General Electric’s Financial Management Program.

Mr. Batushansky holds a B.A. from Temple University, and is a member of the Young Presidents’ Organization (YPO), Miami Chapter.

Mr. Batushansky’s extensive experience as an investor, operator, and entrepreneur in e-commerce, healthcare, and technology-enabled service businesses enables him to make significant contributions to the Board’s decision-making processes. He also brings experience in the pet industry, providing valuable sector-

specific expertise. His private equity and board involvement across multiple digital retail and service businesses further allows him to contribute important perspective in areas such as strategy, operations, consumer engagement, and corporate development.

LESLIE C.G. CAMPBELL, Interim Chief Executive Officer and President, Executive Chair of the Board of Directors

Age:	67
Director Since:	2018
Director Status:	Interim Chief Executive Officer and Executive Chair of the Board of Directors
Committees:	None
Current Public Boards:	None
(C): Chair (F): Financial Expert

Ms. Campbell has served as a member of the Board since July 2018 and as Chair of the Board since January 2024. Since August 2025 she has also served as our Interim Chief Executive Officer and President. In her capacity as Interim Chief Executive Officer and President, Ms. Campbell serves as, and performs the functions of the principal executive officer of the Company on an interim basis. Ms. Campbell continues to chair the Board, now as the Executive Chair of the Board, and Justin Mennen has been appointed to serve as Lead Independent Director of the Board.

Ms. Campbell previously served as a member of the Compensation and Human Capital Committee of the Board from July 2018 to August 2025 and as Chair of the Compensation and Human Capital Committee from August 2023 to July 2025. Ms. Campbell served as a member of the Audit Committee and the Corporate Governance and Nominating Committee from July 2018 to May 2024, as Chair of the Corporate Governance and Nominating Committee from July 2018 to August 2023, and as Chair of the Audit Committee from July 2025 to August 2025.

Ms. Campbell is an experienced public board director and former international executive with multi-disciplinary expertise and a history of global corporate leadership. She previously served as the Chief Procurement Officer for Reed Elsevier, Inc., a FTSE 100 provider of professional information solutions in the science, medical, legal, risk, and business sectors, from 2007 to 2012. From 1998 to 2007, Ms. Campbell held a number of senior positions at Dell, Inc., including as the Vice President of Worldwide Procurement, and previously as the Vice President and General Manager, Global Segment EMEA. Ms. Campbell held a number of positions at Oracle Corporation from1990 to 1998. From 1982 to 1990, she held a number of positions at KPMG Peat Marwick LLP, a member firm of KPMG International, and was licensed as a Certified Public Accountant.

Ms. Campbell holds a B.A. in Business Administration from the University of Washington.

Ms. Campbell serves on the Board of Directors, and chairs the Audit Committee of privately held PointClickCare, a market leading healthcare software company based in Toronto, Canada. From 2013 to 2019, she was a member of the board of directors of Bideawee, Inc., one of America’s first no-kill animal rescues, and served there as vice chairman and a member of the executive committee, as well as on the Finance, Audit and Compensation committees. In 2023 she rejoined the board of directors of Bideawee, Inc. and currently serves as Secretary and a member of the Executive Committee. Previously, Ms. Campbell served on the boards of LiveVox Holdings, Inc. NASDAQ:LVOX (Audit Committee Chair); Shapeways Holdings Inc. NASDAQ:SHPW (Chairman of the Board, Compensation and Human Capital Committee Chair); and Coupa Software (NASDAQ:COUP (Nominating and Corporate Governance Committee Chair).

A frequent and sought-after speaker and panelist on corporate governance matters, Ms. Campbell was named to Women Inc. Magazine’s list of Most Influential Corporate Board Directors, BoardProspects 2025 100 Exceptional Women Leaders in the Boardroom, and is NACD Director Certified®. She is particularly recognized for strategic planning, for her international and technology experience, for demonstrating deep customer and product understanding, for her supply chain expertise, and for creating high performance, cross-cultural teams that deliver measurable results. Ms. Campbell’s extensive and high-level executive operating experience, her longtime involvement in animal health and welfare and the pet industry, as well as her board experience with other private and public corporations, enables her to make very significant contributions to the Board’s decision-

making processes, especially in strategy, corporate governance, operational, financial, technology and supply chain matters.

JAMES LACAMP, Independent Director, Chair of the Audit Committee

Age:	43
Director Since:	2025
Director Status:	Independent Director
Committees:	Audit(C)(F), Compensation and Human Capital
Current Public Boards:	None
(C): Chair (F): Financial Expert

Mr. LaCamp has served as a member of our Board of Directors since October 19, 2025, a member of our Audit and Compensation and Human Capital committees since October 19, 2025, and Chair of our Audit Committee since October 30, 2025. Mr. LaCamp currently serves as the Chief Financial Officer of Skydio, Inc. a position he has held since September 2024. Skydio is one of the nation’s leading autonomous drone providers, and Mr. LaCamp is responsible for all aspects of the company’s financial operations, including accounting, information technology, security, treasury, tax, and data & analytics. Prior to joining Skydio, from June 2022 until June 2024, Mr. LaCamp was the Chief Financial Officer of Flock Safety, a safety technology provider. Before Flock Safety, Mr. LaCamp held multiple finance leadership roles at Coupa Software, a business spend management provider, from December 2018 until June 2022, most recently serving as its Senior Vice President Finance. He also held multiple leadership roles at Deloitte & Touche LLP from 2006 to 2018, most recently serving as a Partner and U.S. Technology Industry - Software Leader of Deloitte & Touche LLP. Mr. LaCamp served on the board of directors of Performant Healthcare Technologies (formerly NASDAQ: PHLT), a healthcare technology provider, and was chair of the audit committee and a member of the compensation and nominating and governance committees from November 2019 until the company’s acquisition by Machinify on October 21, 2025.

Mr. LaCamp holds a B.S.C. in Accounting from Santa Clara University and an M.B.A. from the Wharton School of Business at the University of Pennsylvania. He is also a licensed Certified Public Accountant in California and Washington.

The Board believes that Mr. LaCamp’s background and expertise contributes significantly to the Company’s financial governance and oversight. Mr. LaCamp has approximately 20 years of experience in finance, accounting, and audit, including serving in a senior leadership role at a large public accounting firm, where he was responsible for managing audits of a broad range of entities, including early-stage companies and Fortune 50 technology corporations. Additionally, Mr. LaCamp has held key financial executive positions, including Chief Financial Officer, at multiple technology companies, where he was responsible for financial management, strategic financial planning, and operational oversight, and has previous public company board experience including as Audit Committee Chair.

JUSTIN MENNEN, Lead Independent Director, Chair of the Corporate Governance and Nominating Committee

Age:	45
Director Since:	2024
Director Status:	Lead Independent Director
Committees:	Audit, Corporate Governance and Nominating(C)
Current Public Boards:	None
(C): Chair (F): Financial Expert

Mr. Mennen has served as our Lead Independent Director since August 11, 2025, a member of our Board of Directors since June 2024, a member of our Audit Committee and Corporate Governance and Nominating Committee since June 2024, and Chair of our Corporate Governance and Nominating Committee since August 11, 2025. With over two decades of experience, Mr. Mennen has led technology organizations across various industries globally. He has an extensive background as a chief digital, technology, and information officer, leveraging technology to create competitive business advantages, drive transformation, and enhance customer experiences.

Mr. Mennen, serves as the chief information and technology officer for Shake Shack (NYSE:SHAK), since January, 2025. Shake Shack is a leader in the restaurant industry, serving elevated versions of American classics using only the best ingredients. Previously, he served as an executive officer of Rite Aid Corporation (at the time NYSE:RAD), a leading drug store chain, from January 2019 to July 2023. As the executive vice-president and chief digital and technology officer, Mr. Mennen was responsible for all aspects of the company’s technology and information operations, digital and e-commerce business. In October 2023, Rite Aid filed a voluntary petition for reorganization under Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the District of New Jersey.

Before Rite Aid, Mr. Mennen led technology organizations across several industries, as the chief digital and information officer of CompuCom Systems, from September 2016 until December 2018, the vice president of enterprise architecture and technology innovation for Estée Lauder Companies (NYSE: EL) from September 2014 until August 2016, and at Dell Technologies (NYSE: DELL) from November 2009 to August 2014, ultimately serving as the regional chief information officer for Asia Pacific and Japan, based in Malaysia.

Mr. Mennen holds a Bachelor of Science degree in Business Administration from the University of Kansas. Since 2018, Mr. Mennen sits on the University of Kansas Business School advisory board for Business Analytics and Information Systems.

Mr. Mennen brings a unique and highly valuable perspective to the Board at the intersection of digital innovation, cybersecurity, and e-commerce. His expertise in digital P&L ownership and leadership of complex business and technology transformations make him a key voice in shaping strategic direction, overseeing digital risk, and guiding growth initiatives. His experience enables the Board to better anticipate emerging trends, modernize operations, and drive sustained value creation.

INFORMATION ABOUT OUR EXECUTIVE OFFICERS
The following table sets forth information with respect to our executive officers as of the date of this Proxy Statement:

Name	Age	Position(s)
Leslie C.G. Campbell	67	Interim Chief Executive Officer and President, and Executive Chair of the Board of Directors
Douglas Krulik	57	Chief Accounting Officer, Interim Principal Financial Officer, and Treasurer

Biographical informational regarding Ms. Campbell is provided above under the section “Nominees for Directors of PetMed Express, Inc.”

DOUGLAS KRULIK, Chief Accounting Officer, Interim Principal Financial Officer and Treasurer
Mr. Krulik has served as our Chief Accounting Officer since August 2024 and as our Interim Principal Financial Officer and Treasurer since August 11, 2025. Mr. Krulik also served as our Interim Principal Financial Officer from August 19, 2024 to September 16, 2024.

Mr. Krulik brings over 25 years of accounting and finance experience to the Company. Most recently, Mr. Krulik served as Vice President Finance and Controller at Etherio Holdings, a private events and marketing company, from 2021 to 2024. Prior to Etherio, Mr. Krulik served as Vice President Finance and Controller at Jushi Holdings, Inc., a public company with rapidly growing retail and wholesale businesses, from 2019 to 2021. Mr. Krulik was the Financial Reporting Manager for Technical Accounting at Magic Leap, a private and rapidly growing technology startup company, from 2016 to 2019, and served as Controller of Hollywood Companies, a group of private and public media companies, from 2011 to 2016. Prior to Hollywood Companies, Mr. Krulik served in a variety of accounting and finance leadership roles at American Media and Benihana and was an Audit Manager with Deloitte & Touche.

Mr. Krulik is a Certified Public Accountant and holds a Masters of Business Administration from the University of Miami.

Delinquent Section 16(a) Reports

Under U.S. securities laws, directors, certain officers and persons holding more than 10% of our common stock must report their initial ownership of our common stock and any changes in their ownership to the SEC. The SEC has designated specific due dates for these reports and we must identify those persons who did not file these reports when due. Based solely on our review of copies of the reports filed with the SEC and the written representations of our directors and officers, we believe that all reporting requirements for FY 2026 were complied with by each person who at any time during FY 2026 was a director or an officer or held more than 10% of our common stock, except for the following: (i) we are aware that SilverCape Investments Ltd, a greater than 10% holder of our common stock, filed a late Form 3 on May 20, 2025, (ii) Douglas Krulik, who was appointed our Chief Accounting Officer and Interim Principal Financial Officer on August 19, 2024, filed a late Form 3 on September 11, 2025, and a late Form 4 on September 11, 2025 to report restricted stock units that were granted to him on September 27, 2024, which late filings were due to administrative oversight by the Company that was not the fault of the reporting person, and (iii) Gian Fulgoni, a director, filed a late Form 4 on November 14, 2025 to report restricted stock that was granted to him on October 30, 2025, which late filing was due to administrative oversight by the Company that was not the fault of the reporting person.

Insider Trading Arrangements and Policies

We are committed to promoting high standards of ethical business conduct and compliance with applicable laws, rules and regulations. As part of this commitment, we have adopted our Policy Regarding Insider Trading governing the purchase, sale, and/or other dispositions of our securities by our directors, officers, employees and consultants that we believe is reasonably designed to promote compliance with insider trading laws, rules and regulations, and the exchange listing standards applicable to us. A copy of our Policy Regarding Insider Trading, including any amendments thereto, is filed as Exhibit 19.1 to our 2026 Annual Report on Form 10-K.
CORPORATE GOVERNANCE
The business and affairs of PetMed Express, Inc. are managed by or under the direction of our Board of Directors which is the Company’s ultimate decision-making body except with respect to those matters reserved to our shareholders. Our Board includes a majority of independent directors. Our Board reaffirms its accountability to shareholders through the shareholder election process. Our Board reviews and ratifies executive officer selection and compensation and monitors overall corporate performance and the integrity of our financial controls. Our Board also oversees our strategic and business planning processes.
Shareholder Communications with the Board
The Company provides an informal process for shareholders to send communications to our Board of Directors or specified individual directors or committees of the Board. Shareholders who wish to communicate directly with our Board of Directors, or specified individual directors or committees of the Board, may do so in writing addressed to the Board of Directors, individual director or the committee of the Board c/o Corporate Secretary, PetMed Express, Inc., 420 South Congress Avenue, Delray Beach, FL 33445. Correspondence directed to an individual Board member is referred to that member. Correspondence not directed to a particular Board member or committee of the Board is referred to the Chair of the Corporate Governance and Nominating Committee.
Shareholder Outreach and Engagement
We value regular engagement with and feedback from a wide variety of stakeholders, including customers, employees, suppliers, and communities. We also recognize the value of listening to the views of our shareholders about our business and corporate governance matters, and we consider the relationship with our shareholders as an integral part of our corporate governance practices. We conduct shareholder outreach throughout the year to ensure that management and the Board understands and considers the issues of importance to our shareholders, so we are able to address them appropriately.

During the first quarter of our 2026 fiscal year, our top 25 investors represented approximately 59.81% of the shares outstanding. During our fiscal year 2026 we reached out by email or telephone to all of such investors in order to request engagement meetings to discuss any current issues or concerns they may have had, and we conducted engagement meetings with 3 such shareholders, whose shareholdings accounted for approximately 29.43% as of June 30, 2025. The remaining shareholders either did not respond to our offer to engage, or responded that they had no specific questions requiring a meeting.

We would also note that at our 2025 annual shareholder meeting held in January 2026 all of our proposals were approved by a majority of shareholders.

Director Resignation Policy for Uncontested Election of Directors
The Company's Bylaws currently provide for election of directors by a majority voting standard, under which each director nominee in an uncontested election must receive more "FOR" votes cast than "AGAINST" votes cast to be elected. Conversely, a director nominee in an uncontested election who does not receive more "FOR" votes cast than "AGAINST" votes cast would not be elected. Votes withheld, abstentions and broker non-votes will continue to have no effect on the outcome of an election. In the event that an incumbent director does not receive the requisite majority of votes cast in an uncontested election, the Company would follow a certain post-election resignation procedure (described below). In all contested director elections, in which a shareholder has duly nominated (and not withdrawn by a certain date) an individual for election to the Board, a plurality voting standard would apply. Under the post-election resignation procedure, any incumbent director who fails to receive the requisite number of votes for reelection in an uncontested election will be required to promptly tender his or her resignation to the Board. The Corporate Governance and Nominating Committee will then make a recommendation to the Board on whether to accept or reject the resignation, and the Board will make the ultimate decision as to whether to accept or reject the resignation by considering factors it deems relevant, such as the percentage of outstanding shares represented by the votes cast at the meeting, the director nominee's past and expected future contributions to the Company, the overall composition of the Board and committees of the Board, and whether accepting the tendered resignation would cause the Company to fail to meet any applicable rule or regulation (including the listing standards of The NASDAQ Stock Market LLC ("NASDAQ”) and the requirements of the federal securities laws). The Board will act on the resignation within 90 days following certification of the shareholder vote for the meeting and will promptly disclose its decision and rationale in a Current Report on Form 8-K filed with the SEC.
Policy with Regard to the Consideration of Director Candidate Recommendations by our Shareholders
The Corporate Governance and Nominating Committee has a policy pursuant to which it considers director candidates recommended by our shareholders. All director candidates recommended by our shareholders are considered for selection to the Board on the same basis as if such candidates were recommended by one or more of our directors or other sources. To recommend a director candidate for consideration by our Corporate Governance and Nominating Committee, a shareholder must submit the recommendation in writing to our Corporate Secretary not later than one hundred twenty (120) calendar days prior to the anniversary date of our proxy statement distributed to our shareholders in connection with our most recent annual meeting. The director candidate recommendation must provide the following information: (i) the name of the shareholder making the recommendation, (ii) the name of the candidate, (iii) the candidate’s resume or a listing of his or her qualifications to be a director, (iv) the proposed candidate’s written consent to being named as a nominee and to serving as one of our directors if elected, and (v) a description of all relationships, arrangements or understandings, if any, between the proposed candidate and the recommending shareholder and between the proposed candidate and us so that the candidate’s independence may be assessed. The shareholder and or the director candidate also must provide any additional information requested by our Corporate Governance and Nominating Committee to assist the Corporate Governance and Nominating Committee in appropriately evaluating the candidate. In addition, our Bylaws provide that a shareholder, or a group of up to 20 shareholders, owning at least 3% of our outstanding shares continuously for at least three years, may nominate director nominees constituting up to the greater of 2 or 20% of the Company’s Board that would be included in our proxy statement pursuant to our proxy access provisions. Nominating shareholders and nominees must satisfy the requirements set forth in our Bylaws, which can be found on our website at https://investors.petmeds.com/governance/governance-documents/default.aspx.

Corporate Governance and Nominating Committee’s Identification and Evaluation of Nominees for Director
The Corporate Governance and Nominating Committee is responsible for, among other things, identifying and evaluating potential director candidates, for reviewing the composition of the Board and the Board committees, and for making recommendations to the full Board of Directors on these matters. Throughout the year the Corporate Governance and Nominating Committee actively engages in Board succession planning, taking into account the following considerations: (1) specific backgrounds, skills, and experiences represented by the current Board and the alignment of those attributes with our corporate strategy, (2) input from Board discussions and from the Board and Board committee evaluation process, (3) specific additional backgrounds, skills, and experiences which would add to the overall effectiveness and strategic contributions of the Board and Board committees, and (4) the future needs of the Board and Board committees in light of the corporate strategy, Board composition and tenure, and the skills and qualifications of directors who are expected to retire in the future.
Potential candidates may come to the attention of the Corporate Governance and Nominating Committee through recommendations made by current directors, shareholders, executives, or executive search firms retained by the Corporate Governance and Nominating Committee or other persons. Working closely with the full Board, and as part of the Board's program for director succession planning and director recruitment, using the Board Attributes Matrix, the Corporate Governance and Nominating Committee will maintain and evaluate, at least annually, the Board composition based on directors' experience, qualifications, competencies, contributions, judgment, diversity of backgrounds, age, skills, ability to devote adequate time and energies to our Board’s duties and application of our general criteria for director nominees set forth in our Corporate Governance Guidelines, in order to allow the Board to focus on identifying and attracting new members that would most benefit the Board at a particular point in time. Based on the recommendations of the Corporate Governance and Nominating Committee, our Board of Directors is responsible for nominating members for election to our Board of Directors. Once a new director is elected by the shareholders or appointed by the Board of Directors, that new director will begin a director onboarding process. A tailored onboarding process enables new directors to learn our business and contribute to our Board immediately.
Corporate Governance Documents
Our Board is committed to sound and effective corporate governance principles and practices and has adopted Corporate Governance Guidelines to provide the framework for the governance of our Board and our Company. The topics addressed in our Corporate Governance Guidelines include director qualifications, director responsibilities, management and director succession, director compensation, independence standards, stock ownership guidelines for non-employee directors and named executive officers, and hedging or pledging activities relating to our securities.  Our Corporate Governance Guidelines are reviewed by the Board at least annually and updated as necessary. Our Code of Business Conduct and Ethics, which is applicable to all Company directors, officers, and employees, promotes our commitment to high standards for ethical business practices. On a yearly basis, a reminder memo is sent to all Company directors, officers, and employees concerning the necessity for compliance with the provisions of the Code of Business Conduct and Ethics, and all directors, officers, and employees are required to participate in annual Code of Business Conduct and Ethics training, which was completed by all active employees and directors by December 2025. Our Employee Handbook (containing the Code of Business Conduct and Ethics) was acknowledged by all employees in March 2026 .Our Code of Business Conduct and Ethics is a written standard designed to deter wrongdoing and to promote: honest and ethical conduct; ethical handling of actual or apparent conflicts of interest; full, fair, accurate, timely, and understandable disclosure in regulatory filings and public statements; compliance with applicable laws, rules, and regulations; protection of the Company’s assets, including corporate opportunities and confidential information; the prompt reporting of violation of the code; and accountability for adherence to the Code of Business Conduct and Ethics.
Copies of our Corporate Governance Guidelines and Code of Business Conduct and Ethics are available on our website at https://investors.petmeds.com/governance/governance-documents/default.aspx, and are available without charge, upon written request to the Corporate Secretary at PetMed Express, Inc., 420 South Congress Avenue, Delray Beach, FL 33445, or by contacting Investor Relations at 1-800-738-6337, or by email at investor@petmeds.com. We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K regarding any amendment to, or waiver from, a provision of our Code of Business Conduct and Ethics by posting such information on our website at the address specified above if such disclosure is required by SEC or NASDAQ rules.

Meetings

During the fiscal year ended March 31, 2026 (“FY 2026”), there were four regular and ten special meetings of our Board of Directors, and the Board took action eight times by written consent. Each director nominee, who was a director at that point in time during FY 2026, attended or participated in at least 75% of the aggregate of all FY 2026 meetings of the Board, and at least 75% of the aggregate of all FY 2026 meetings of committees of the Board on which such director served, except that Ms. Campos attended six of the nine meetings of the Board held while she was serving as a director during FY 2026. All of the Company’s directors then serving attended the 2025 annual meeting of shareholders on January 21, 2026. Members of the Board are expected to attend all Board meetings, committee of the Board meetings on which such director serves, and annual meetings of our shareholders. In connection with each of our regularly scheduled Board meetings, our independent directors have the opportunity to meet in executive sessions without our non-independent director(s) and management. A director who is unable to attend our Annual Meeting is expected to notify the Board in advance of the meeting.
Committees of the Board of Directors

Our Board of Directors maintains an Audit Committee, a Compensation and Human Capital Committee, and a Corporate Governance and Nominating Committee. From time to time, the Board of Directors may also establish ad hoc Board committees and a Board committee may also establish ad hoc subcommittees to address particular matters. All members of the committees are considered independent directors under the rules of NASDAQ and the SEC governing the independence of directors. The following table (1) shows the current members of each committee as of June 25, 2026, the date of this Proxy Statement, (2) the number of committee meetings held during FY 2026, and (3) the primary functions and oversight performed by each committee:

Committee	Primary Functions
Audit Number of Meetings during FY 2026: 23 Members: Peter Batushansky (1)(5) James LaCamp* (4)(5) Justin Mennen (2)
•Oversees the Company’s systems of internal controls regarding finance, accounting, and legal compliance
• Oversees the Company’s auditing, accounting and financial reporting processes generally
• Oversees the selection, appointment and termination of the independent registered public accounting firm
• Oversees the Company’s financial statements and other financial information provided by the Company to its shareholders, the public and others
• Oversees the Company’s compliance with legal and regulatory requirements
• Oversees the performance of the Company’s independent registered public accounting firm
• Oversees the Company’s cybersecurity risks and issues related to cybersecurity
• Reviews and approves, subject to the approval of the Board, all related-party transactions
• Interprets and administers the Code of Business Conduct and Ethics, and oversees management’s monitoring and compliance with the Code of Conduct of Business Conduct and Ethics
• Conducts an annual performance evaluation of the committee and of the independent registered public accounting firm

Compensation and Human Capital Number of Meetings during FY 2026: 4 Members: James LaCamp (4) Leah A. Solivan* (3)
•Establishes, in consultation with senior management, the Company’s general compensation philosophy, and oversees development and implementation of the compensation programs
•Reviews and approves corporate goals and objectives relating to the compensation of the Company’s CEO
•Recommends, subject to Board approval, salaries and other compensation matters for executive officers
•Approves annual incentive plans for the Company’s officers and employees, recommends grants of equity for directors and officers, approves grants of equity for employees, and supervises administration of employee benefit plans
•Oversees, in consultation with management, regulatory compliance with respect to compensation matters
•Reviews and approves any severance or similar termination payment proposed to be made to any Company executive or senior officer Oversees the risks related to our compensation policies and programs
• Oversees and administers the Company’s Executive Compensation Recovery Policy Oversees and monitors compliance with the Company’s stock ownership guidelines applicable to non-employee directors and named executive officers
•Recommends, subject to the approval of the Board of Directors, compensation for directors
•Conducts an annual performance evaluation of the committee

Corporate Governance and Nominating Number of Meetings during FY 2026: 5 Members: Peter Batushansky (1) Justin Mennen* (2) Leah A. Solivan (3)
•Recommends the slate of director nominees for election to Board of Directors
•Identifies and recommends director candidates to fill vacancies occurring between annual shareholders’ meetings
•Considers director candidates recommended by our shareholders
•Makes recommendations to the Board concerning the size, structure and composition of the Board and its committees
•Develops and recommends to the Board of Directors corporate governance principles
•Oversees succession planning for our directors and executive officers
•Leads annual review of performance of Board of Directors
•Oversees the Company’s environmental, social and governance ("ESG”) programs, including climate-related issues
•Conducts an annual performance evaluation of the committee

*Chair

(1)Mr. Batushansky was appointed to our Audit and Corporate Governance and Nominating committees effective on April 9, 2025.

(2)Mr. Mennen was appointed to our Audit and Corporate Governance and Nominating committees effective on June 3, 2024, and Chair of the Corporate Governance and Nominating Committee on August 26, 2025.

(3)Ms. Solivan was appointed to our Compensation and Human Capital and Corporate Governance and Nominating committees effective on June 25, 2024, and Chair of the Compensation and Human Capital Committee on August 11, 2025. As a result of Ms. Solivan not standing for re-election to the Board at the Annual Meeting, these committee assignments will be re-evaluated or appointed by the Board at a later date.

(4)Mr. LaCamp was appointed to our Audit and Compensation and Human Capital committees effective on October 19, 2025, and as Chair of the Audit Committee effective October 30, 2025.

(5)The Board has determined that Mr. Batushansky and Mr. LaCamp each qualify as an audit committee financial expert within the meaning of Item 407(d) (5) of Regulation S-K. In general, an "audit committee financial expert” is an individual member of the audit committee who (a) understands generally accepted accounting principles and financial statements, (b) is able to assess the general application of such principles in connection with accounting for estimates, accruals and reserves, (c) has experience preparing, auditing, analyzing or evaluating financial statements comparable to the breadth and complexity to the Company’s financial statements, (d) understands internal controls over financial reporting, and (e) understands audit committee functions. An "audit committee financial expert” may qualify as such through: education and experience as a principal financial officer, principal accounting officer, controller, public accountant, auditor or person serving similar functions; experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor or person serving similar functions; experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements; or, other relevant experience.
Our Board of Directors has adopted a written charter for each Board committee. All charters are available on our website at https://investors.petmeds.com/governance/governance-documents/default.aspx, and copies of each are also available without charge upon written request to the Corporate Secretary, PetMed Express, Inc., 420 South Congress Avenue, Delray Beach, FL 33445 or by contacting our Investor Relations at 1-800-738-6337, or by email at investor@petmeds.com.
Independent Directors
Our Board of Directors has determined that each of the following current members of the Board of Directors is independent under the rules of NASDAQ and the SEC governing the independence of directors: Peter Batushansky, James LaCamp, Justin Mennen, and Leah A. Solivan. Our independent directors meet in executive sessions without our non-independent director(s) or management of our Company present.
Board Leadership Structure, Lead Independent Director, and Board’s Role in Risk Oversight
On August 12, 2025, we announced a leadership transition under which, among other changes, Leslie C.G. Campbell, the Chair of our Board, was appointed to serve as our Interim Chief Executive Officer and President. Prior to this leadership transition, we had separated the offices of Chair of the Board and Chief Executive Officer in order to enhance Board independence and oversight. In connection with our August 2025 leadership transition, our Board determined that it would be in the best interest of the Company and its shareholders for Ms. Campbell to continue to serve as Chair of the Board and for the Board to appoint another independent director as a Lead Independent Director. Accordingly, on August 11, 2025, Justin Mennen was appointed to serve as our Lead Independent Director. The responsibilities of the Lead Independent Director include (i) serving as primary intermediary between non-employee directors and management; (ii) advising the Chair of the Board as to the quality, quantity and timeliness of the information submitted by management to directors; (iii) recommending director candidates and selections for the membership and chair positions for each committee of the Board; and (iv) calling meetings of independent directors. The Board periodically reviews the leadership structure to determine whether it continues to best serve the Company and its shareholders.
Our Board of Directors, in conjunction with management, has responsibility for the oversight of risk management. Management is responsible for the day-to-day management of risks the Company faces, while the Board of Directors, as a whole and through its committees, provides risk oversight. The Board of Directors regularly and continually receives information intended to apprise the Board of the strategic, operational, commercial, financial, legal, and compliance risks the Company faces. While the Board of Directors is ultimately responsible for oversight of the Company’s risk management practices, the Audit, Compensation and Human Capital, and Corporate Governance and Nominating committees of the Board of Directors assist the Board in fulfilling its oversight responsibilities in certain areas of risk.

In particular, the Audit Committee focuses on (i) financial risk, including but not limited to internal controls, and the committee receives, reviews, and discusses regular reports from management and the external auditors concerning risk assessment, and (ii) oversight over cybersecurity risk, and the committee receives and provides feedback on regular updates from management regarding the overall state of the cybersecurity program, cybersecurity governance processes, roadmap status for initiatives to strengthen internal cybersecurity, information security system reviews, the results of security breach testing, and also discusses recent incidents throughout the industry and the emerging threat landscape. Our Compensation and Human Capital Committee assists the Board in fulfilling its oversight responsibilities with respect to the management of risks arising from our compensation and human capital policies and programs. Our Corporate Governance and Nominating Committee focuses on the management of risks associated with Board organization, membership, structure, succession planning for our directors and executive officers, and corporate governance. See ‘Committees of the Board of Directors’ for a full description of the oversight responsibilities of each committee.

Connecting Pets and People

Driven by a deep understanding of the challenges facing animal shelters across the U.S. and recognizing our profound obligation to assist animals in need, we remain dedicated to animal adoption efforts. Through targeted adoption events and strategic partnerships, we help provide shelter animals with meaningful exposure and increased opportunities to find loving, permanent homes.

Over the past 12 months, we hosted nine major adoption events alongside premier partners such as the Florida Panthers, the San Antonio Spurs, and the iHeartRadio Elvis Duran Morning Show. Together, these events helped place twenty-five (25) dogs into their forever homes.

Our commitment to connecting pets and people also extended to impactful, community-focused sponsorships with our major partners.

The San Antonio Spurs "Paws in the Park" Event, which encouraged healthy outdoor activity and wellness for dogs and their pet parents.

We also partnered with The Golden State Warriors for "Paw-sitively Summer" Events, which was a community celebration focused on fostering local connections and promoting pet adoption.

On July 30, 2025, we joined the Golden State Warriors to celebrate a special shelter refurbishment project at Friends of the Alameda Animal Shelter. This included the unveiling of a new, highly versatile Training Room that serves multiple vital functions. This includes training veterinarians in high-volume neutering and hosting educational events for local Boy and Girl Scout programs. Transitioning pets properly into a new home from the shelter is crucial to adoption success rates. We help support this by offering new adoptive families $200 worth of transition training. This helps assist the new pet parent with supporting the needs of the pet they are adopting and how to properly integrate them into a home and ultimately helps improve pet ownership retention.

Additionally, we proudly partnered with local organizations in both of our hometown office communities in a local community outreach event with Happy Tails New York and served as a key sponsor for the Tri-County Animal Rescue 30th Anniversary Gala, celebrating three decades of lifesaving work for pets and families in our communities.

Creative Advocacy and Senior Pet Adoption

Recognizing that senior pets often face the longest stays in shelters, we launched a targeted social media campaign in November 2025 in partnership with our local Tri-County Animal Rescue shelter. To help remove barriers to adoption and encourage families to open their homes to older pets, we sponsored 100% of the adoption fees for all senior dogs during the entire month of November, resulting in nine senior dogs finding loving homes.

Sustained Support for Local Shelters

Our commitment to supporting shelters on the front lines remained steadfast, with a continued focus on providing meaningful resources and care for animals in need. We focused our resources on sustaining local rescue operations through meaningful support. and consistent material aid.

Over the last 12 months, we completed six major donation initiatives in May 2025, August 2025, October 2025, November 2025, March 2026, and May 2026, providing essential food, flea and tick preventatives, and critical healthcare products to support animals in need. These truckloads of critical supplies were distributed to leading animal shelters and rescue organizations in Florida, including, Tri-County Animal Rescue (Boca Raton), Big Dog Ranch Rescue (Loxahatchee), Peggy Adams Animal Rescue League (Palm Beach), and Furry Friends Adoption, Clinic & Ranch (Jupiter).

Through these ongoing supply missions, we ensured that local animal shelters possessed the high-quality resources necessary to maintain the health and well-being of the animals in their care while they await adoption.

Human Capital Management

We know that people are the key to our success. We are committed to hiring top talent, creating a company culture that includes a diversity of backgrounds, providing meaningful career development and competitive compensation, offering health and wellness programs for our employees and providing other resources, all of which enhance our workplace environment. As of the date of this Proxy Statement, the Company employs 180 people, of which approximately 59% are racially or ethnically diverse and approximately 67% are female.

Healthy process

We believe that the work of sustainability starts with us and how we approach, assess, and monitor our business practices.

We are governed and held accountable for our responsible business and sustainability efforts by our Board of Directors as well as our Chief Executive Officer and leadership team. Our Board oversees responsible business and sustainability through its Corporate Governance and Nominating Committee, which reviews and provides guidance on our strategy, progress, initiatives, and priorities.

We strive to be aligned with the desires of our employees, shareholders, and the communities we serve. We will continue to make strides to reduce our impact on the environment while continuing to create positive economic and investor value over the long term. We understand that good governance is important to our customers, employees, suppliers, and shareholders. Accordingly, active shareholder engagement and dialogue is also an integral part of our sustainability commitment as we work to develop a more comprehensive sustainability strategy.

Privacy and Cybersecurity (Governance Practices)

We have an enterprise-wide information security program designed to assess, identify, and manage the Company’s information security risks and identify, evaluate, respond to and resolve information security incidents. To protect our information systems from information security incidents, we use various processes and tools to identify, prevent, detect, escalate, investigate, resolve and recover from identified vulnerabilities and threats. These include, but are not limited to, reporting, monitoring and detection tools, and internal solutions. We have an enterprise-wide Incident Response Policy and Incident Response Procedure, which is regularly reviewed and updated.

The Company’s Board of Directors, as a whole, has oversight responsibility for our strategic and operational risks. The Audit Committee of the Board is responsible for board-level oversight of cybersecurity risk, and the Audit Committee regularly reports risks and compliance actions to the Board. As part of its’ oversight role, the Audit Committee receives reports about the Company’s strategy, programs, incidents and threats, and other developments and action items. These action items include receiving updates on the status of remediation efforts for any non-compliance or risk items related to cybersecurity regularly throughout the year, including through periodic updates from management.
REPORT OF THE AUDIT COMMITTEE
The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other filing by us under the Securities Act of 1933, as amended, ("Securities Act”) or the Exchange Act, except to the extent we specifically incorporate this Report by reference therein.

The Audit Committee is comprised solely of independent directors, and it operates under a written charter adopted by the Company’s Board of Directors, which is available on our website at investors.petmeds.com/governance/governance-documents. The composition of the Audit Committee, the attributes of its members and the responsibilities of the Audit Committee, as reflected in its charter, are in accordance with applicable requirements for corporate audit committees. The Audit Committee reviews and assesses the adequacy of its charter on an annual basis and works with the Board of Directors to amend it as appropriate to reflect the evolving role of the Audit Committee.

As described more fully in its charter, the purpose of the Audit Committee is to assist the Board of Directors in the oversight of its financial reporting, internal control, and audit functions. Management is responsible for the preparation, presentation, and integrity of its consolidated financial statements, accounting and financial reporting principles, and internal controls and procedures designed to ensure compliance with accounting standards and applicable laws and regulations. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements and expressing an opinion on the conformity of those financial statements in accordance with auditing standards and accounting principles generally accepted in the United States (“GAAP”).
The Audit Committee members are not practicing professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent registered public accounting firm. The Audit Committee serves in a board-level oversight role, in which it provides advice, counsel, and direction to management and the independent registered public accounting firm on the basis of the information it receives, discussions with management and the independent registered public accounting firm, and the experience of the Audit Committee’s members in business, financial, and accounting matters. The Audit Committee meets regularly in executive sessions separately with members of the independent registered public accounting firm, the Company’s Principal Financial Officer and the Company’s internal audit services’ provider.
Among other matters, the Audit Committee monitors and oversees the activities and performance of the Company’s independent registered public accounting firm, including the audit scope, external audit fees, registered public accounting firm independence and qualification matters, and the extent to which the independent registered public accounting firm may be retained to perform non-audit services. The Audit Committee and the Board of Directors have ultimate authority and responsibility to select, evaluate and, when appropriate, replace the independent registered public accounting firm.
The Audit Committee also reviews the results of the audit work with regard to the adequacy and appropriateness of financial, accounting, and internal controls. Management’s and the independent registered public accounting firm’s presentations to, and discussions with, the Audit Committee also cover various topics and events that may have significant financial impact or are the subject of discussions between management and the independent registered public accounting firm. In addition, the Audit Committee generally oversees internal control processes and compliance programs. The Company’s internal audit services’ provider is actively involved in examining and evaluating internal controls and the effectiveness of the Company’s financial, operational and information systems activities and reports functionally to the Chair of the Audit Committee and administratively to the Principal Financial Officer.

The Audit Committee has reviewed and discussed the Company’s consolidated financial statements and related footnotes for the fiscal year ended March 31, 2026, with Baker Tilly US, LLP, the Company’s independent registered public accounting firm for the fiscal year ended March 31, 2026, and the independent registered public accounting firm’s report on those financial statements, with management and Baker Tilly US, LLP. Management represented to the Audit Committee that its consolidated financial statements were prepared in accordance with GAAP, and Baker Tilly US, LLP represented that its presentations included the matters required to be discussed with the independent registered public accounting firm by Auditing Standards No. 1301, "Communication with Audit Committees” issued by the Public Company Accounting Oversight Board (“PCAOB”).
Baker Tilly US, LLP, the independent registered public accounting firm for the fiscal year ended March 31, 2026, also provided the Audit Committee with the written disclosures and the letter required by applicable requirements of the PCAOB, and the Audit Committee discussed with Baker Tilly US, LLP the firm’s independence. Following the Audit Committee’s discussions with management and Baker Tilly US, LLP, the Audit Committee recommended to the Board of Directors, and the Board of Directors approved, that the FY 2026 audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2026, which was filed with the SEC on June 2, 2026.

Audit Committee of the Board of Directors

PETER BATUSHANSKY
JAMES LACAMP, Chair
JUSTIN MENNEN

PRINCIPAL ACCOUNTANT FEES AND SERVICES
The following table sets forth the fees billed to us for professional services rendered by Baker Tilly US, LLP and RSM US LLP for the audit of our financial statements for fiscal years ended March 31, 2026 and March 31, 2025 and fees billed for tax and other services rendered for those periods:

		For the Year Ended March 31,

		2026	2025
Audit fees	(1)	$967,982	$1,621,723
Audit-related fees	(2)	—	26,250
Tax fees	(3)	89,250	94,500
All other fees

Total fees		$1,057,232	$1,742,473

(1)Audit fees are related to the audit of our annual consolidated financial statements March 31, 2026 and March 31, 2025 and of our assessment on internal control over financial reporting for the fiscal year ended March 31, 2025. Audit fees also included the review of our Annual Report on Form 10-K for the years ended March 31, 2026 and March 31, 2025, the review of our interim consolidated financial statements included in our Quarterly Reports on Form 10-Q for the periods ended June 30, September 30, and December 31, 2025 and 2024. Of the $967,982 in audit fees billed for the fiscal year ended March 31, 2026, $741,976 was billed by Baker Tilly US, LLP (who was appointed as our independent registered public accounting firm effective in the third quarter of fiscal year 2026) and $226,006 was billed by RSM US LLP.
(2)Audit-related fees are related to registration statements on Form S-8 filed with the SEC for fiscal year 2025.
(3)Tax fees are related to fees associated with tax compliance and services relating to tax returns including review and filing.
Pre-Approval Policy for Services Provided by the Independent Registered Public Accounting Firm

The Audit Committee maintains a pre-approval policy under which the Audit Committee approves in advance all audit and permissible non-audit services to be performed each year by our independent registered public accounting firm and, in connection therewith, all fees and other terms of engagement. The Audit Committee generally pre-approves particular services or categories of services on a case-by-case basis. As part of its pre-approval policy, our Audit Committee considers whether the provision of any proposed non-audit services is compatible with the SEC rules on auditor independence of our independent registered public accounting firm and has concluded that the provision of such services is compatible with maintaining the independence of our registered public accounting firm. In accordance with the pre-approval policy for services of independent registered public accounting firm, our Audit Committee has pre-approved all services provided by our independent registered public accounting firm, and the fees paid for such services.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information regarding beneficial ownership of our common stock as of the Record Date (June 15, 2026), by (1) each person known by us to own beneficially or exercise voting or dispositive control over 5% or more of our outstanding common stock, (2) each of our directors and director nominees, (3) each named executive officer listed in the table entitled Fiscal Year 2026 Summary Compensation Table, and (4) all of our current executive officers and directors as a group. In general, "beneficial ownership” includes those shares a person or entity has voting power and investment power with respect to the shares, and restricted stock units held that will vest within 60 days after the Record Date. Applicable percentage ownership is based on 21,371,880 shares of common stock outstanding at June 15, 2026. Except as otherwise indicated by the footnotes below, we believe that the beneficial owners of the common stock named in the following table, based on information furnished by these owners, have sole investment, dispositive, and voting power with respect to the shares indicated as beneficially owned, subject to community property laws where applicable. Unless otherwise indicated below, the address for each person is 420 South Congress Avenue, Delray Beach, FL 33445.

Name of Beneficial Owner Named Executive Officers and Directors	Aggregate Number of Shares Beneficially Owned		Percent of Shares Outstanding

Leslie C.G. Campbell	82,500	(1)	*
Justin Mennen	42,719	(2)	*
Leah A. Solivan	42,289	(3)	*
Peter Batushansky	36,373	(4)	*
James LaCamp	34,866	(5)	*
Douglas Krulik	43,333	(6)	*
Sandra Y. Campos	199,102	(7)	*
Robyn D'Elia	81,735	(8)	*
All executive officers and directors as a group (six persons)	282,080	(9)	1.3%

Other 5% Shareholders
Nina Capital Holdings Inc.	2,600,000	(10)	12.2%
SilverCape Investments Limited	2,579,696	(11)	12.1%
Renaissance Technologies LLC	1,186,369	(12)	5.6%
*Less than 1% of the issued and outstanding shares.

(1)Ms. Campbell’s holdings do not include (i) 2,500 restricted stock units under the 2015 Outside Director Equity Compensation Plan, which are scheduled to vest on August 3, 2026, all restricted stock units subject to continued service as a director through the restricted period, and (ii) 30,000 shares owned by the Leslie C.G. Campbell 2020 Irrevocable Trust.

(2)Mr. Mennen’s holdings include 33,846 shares of restricted stock under the 2024 Omnibus Incentive Plan which are subject to forfeiture before October 30, 2026 in the event of cessation of service as a director.

(3)Ms. Solivan’s holdings include 33,846 shares of restricted stock under the 2024 Omnibus Incentive Plan which are subject to forfeiture before October 30, 2026 in the event of cessation of service as a director.

(4)Mr. Batushansky’s holdings include 33,846 shares of restricted stock under the 2024 Omnibus Incentive Plan which are subject to forfeiture before October 30, 2026 in the event of cessation of service as a director.

(5)Mr. LaCamp’s holdings include 1,020 shares of restricted stock under the 2024 Omnibus Incentive Plan which are subject to forfeiture before October 19, 2026, and 33,846 shares of restricted stock under the 2024 Omnibus Incentive Plan which are subject to forfeiture before October 30, 2026, in the event of cessation of service as a director.

(6)Mr. Krulik’s holdings (i) include 20,000 shares of restricted stock under the 2024 Omnibus Incentive Plan which are subject to forfeiture in one-half increments before October 30, 2026, and 2027 in the event of termination of employment, and (ii) do not include 26,667 restricted stock units under the 2024 Inducement Incentive Plan, which are scheduled to vest in one-half increments on August 27, 2026 and 2027, all restricted stock units subject to continued employment through the restricted periods.

(7)As of August 11, 2025, her last day of employment with the Company.

(8)As of August 11, 2025, her last day of employment with the Company.
(9) Incorporates footnotes (1) through (6).
(10) As of June 8, 2026, based on information provided in a Form 4 filed jointly by Nina Capital Holdings Inc., Moises Tache Galante, and Stephannie Matz Zyman on June 9, 2026. The shares include (i) 1,875,000 shares of Common Stock held by Nina Capital Holdings Inc., and (ii) 725,000 shares of Common Stock held jointly by Moises Tache Galante, director of Nina Capital Holdings Inc., and his spouse, Stephannie Matz Zyman. Each Reporting Person listed its,/his/her address as 17301 Biscayne Blvd., Apt 2205, Aventura, Florida 33160.
(11) As of December 9, 2025 (reported as Date of Event Which Requires Filing of this Statement), based on information provided in a Schedule 13D/A filed December 11, 2025, SilverCape Investments Limited listed its address as c/o Trident Trust Company (Cayman) Limited, Fourth Floor, One Capital Place, P.O. Box 847, George Town, Grand Cayman KY1-1103, Cayman Islands.
(12) Based on the SEC Form 13F filed by Renaissance Technologies LLC on May 14, 2026. Renaissance Technologies LLC listed its address as 800 Third Avenue, New York, NY 10022.
COMPENSATION DISCUSSION AND ANALYSIS
Overview

Although we are a "smaller reporting company" as defined in Item 10(f)(1) of Regulation S-K, we have elected to voluntarily provide a Compensation Discussion and Analysis ("CD&A") for the fiscal year ended March 31, 2026. This CD&A explains the material elements of our executive compensation program, including the compensation philosophy, objectives, and decisions made by the Compensation and Human Capital Committee of our Board of Directors regarding the compensation of our named executive officers. We believe this additional disclosure enhances our dialogue with shareholders and provides context for the compensation tables that follow and the advisory ‘say-on-pay’ vote included in this Proxy Statement. As such, this CD&A includes information that would be required if we were not a smaller reporting company, while we continue to take advantage of other scaled disclosure requirements available to us under SEC rules.

The Compensation and Human Capital Committee, composed entirely of independent directors, administers our executive compensation program. The role of the Compensation and Human Capital Committee includes overseeing the administration of the Company's compensation and benefit plans and policies, reviewing the compensation of the executive officer(s) and directors, administering our equity plans, and generally providing assistance to the Board of Directors on compensation matters.
The following discussion and analysis of compensation arrangements of our named executive officers for the FY 2026 should be read together with the compensation tables and related disclosures set forth elsewhere in this Proxy Statement. Our named executive officers for the FY 2026 determined in accordance with SEC’s disclosure rules were Leslie C.G. Campbell, our Interim Chief Executive Officer and President appointed on August 11, 2025 (“CEO”); Douglas Krulik, our Interim Principal Financial Officer and Treasurer appointed on August 11, 2025 and current Chief Accounting Officer (“Interim PFO”); Sandra Campos, who served as our Chief Executive Officer and President from April 29, 2024 until August 11, 2025 ("Former CEO”); and Robyn D’Elia, who served as our Chief Financial Officer, Treasurer and Secretary from September 11, 2024 until August 11, 2025 ("Former CFO”). We did not have any other executive officers during FY 2026.
As previously disclosed, during FY 2026, (1) we entered into an Interim Executive Employment Agreement with Ms. Campbell on October 20, 2025 governing the terms of Ms. Campbell’s role as Interim Chief Executive Officer and President of the Company, and (2) we entered into Separation Agreements with each of Ms. Campos (the “Campos Separation Agreement”) and Ms. D’Elia (the “D’Elia Separation Agreement”) on August 11, 2025 in connection with their resignations on that date. See “Employment Agreements and Other Agreements with the Fiscal Year 2026 Named Executive Officers” below for a discussion of these actions and arrangements.

This discussion contains forward-looking statements that are based on our current plans and expectations regarding future compensation programs. Actual compensation programs that we adopt may differ materially from currently planned programs as summarized in this discussion.
Compensation Philosophy
The objective of our compensation programs, as it has been in prior years, is to attract, reward and retain top talent. Our compensation programs are designed to motivate and reward employees for achievement of positive corporate results and also to promote and enforce accountability. In determining the compensation arrangement of our executives, we are guided by the following key principles:
•Attract and Retain Top Talent.  Our compensation arrangements should be sufficient to allow us to attract, retain, and motivate executives with the necessary skills and talent to successfully manage our business. In order to attract, retain, and motivate such executives, we seek to compensate our executives at levels that are consistent with or more attractive than other available opportunities in the respective executive’s marketplace.
•Promote Corporate Performance Accountability.  So that executive compensation is aligned with our business objectives and corporate performance, compensation is tied, in part, to financial performance of our business so that executives are held accountable through their compensation for contributions to our performance as a whole through the performance of the tasks for which they are responsible.
•Promote Individual Performance Accountability.  So that executive officers who contribute to our operating and financial performance are rewarded and motivated, compensation is tied, in part, to the individual executive’s performance to encourage and reflect individual contributions to corporate performance. Individual performance, as well as performance of the Company, and responsibility areas that an individual oversees, are factors in assessing a particular individual’s performance.
•Align Shareholder Interests.  Compensation is tied, in part, to our financial performance through the grant of long-term incentives under our equity plans, which help to align our executives’ interests with those of our shareholders.
Compensation Consultant: The Compensation and Human Capital Committee has authority to retain and terminate a compensation consultant to assist in the evaluation of our CEO or senior executive compensation. During fiscal 2026, the Compensation and Human Capital Committee consulted with Meridian Compensation Partners, LLC, a nationally recognized third-party compensation consulting firm regarding compensation practices and programs, as well as overall industry compensation trends and dynamics, and executive pay for our CEO, and other executives, as well as compensation for non-executive independent directors. The Compensation and Human Capital Committee has assessed the independence of the compensation consulting firm considering the factors set forth in applicable SEC rules and the Listing Rules of the NASDAQ Stock Market, LLC and has concluded no conflicts of interest were raised by the work performed by the compensation consultant.
The Compensation and Human Capital Committee believes that our compensation programs should include short-term and long-term components, including cash and equity-based compensation, and should reward performance as measured against established goals. The Compensation and Human Capital Committee considers the total current and potential long-term compensation of each of our executive officers in establishing each element of compensation. The Compensation and Human Capital Committee reviews and recommends to the full Board of Directors the total compensation to be paid to our CEO, each year. The Compensation and Human Capital Committee reviews and recommends to the full Board of Directors on an annual basis the long-term incentives to be awarded to other executive officers and key employees. As part of this process, the Compensation and Human Capital Committee reviews benchmarking of the aggregate level of executive compensation, as well as the mix of elements used to compensate the executive officers. In addition, the Compensation and Human Capital Committee has historically taken into account publicly available data relating to the compensation practices and policies of other companies within and outside our industry.
As part of its decision making process, the Compensation and Human Capital Committee will from time to time engage its independent compensation consultant to conduct a benchmarking study of executive compensation levels and practices. This market information is used to help inform and shape decisions, but is neither the only nor the determinative factor in making compensation decisions. Rather, it is part of a multitude of factors that influence executive compensation decisions.

At the time the Compensation and Human Capital committee made decisions concerning the compensation of our named executive officers for FY 2026, its most recent compensation benchmarking analysis had been conducted to assist in the determination of appropriate executive compensation for FY 2025.

The information gathered about the peer companies was as follows: industry, market capitalization, annual revenue, and annual earnings per share. The specific mix of elements of compensation that were benchmarked included: annual salary, bonuses, and stock-based compensation (which included stock options, restricted stock and restricted stock units). Averages of each of the above categories were calculated. Our Company’s data was then compared to the averages of the comparable companies’ data.

The peer group for FY 2025 included the following sixteen (16) companies:

Medifast, Inc.	Nature's Sunshine Products, Inc.	GrowGeneration Corp.
CarParts.com, Inc.	The Honest Company, Inc.	LifeVantage Corporation
The RealReal, Inc.	ThredUp Inc.	Mannatech, Incorporated
Purple Innovation, Inc.	Weyco Group, Inc.	Natural Alternatives International, Inc.
Groupon, Inc.	Rent the Runway, Inc.
BARK, Inc.	Grove Collaborative Holdings, Inc.

The criteria used to determine the peer group for FY 2025 included a multi-factor screen to identify companies that most closely align with PetMed Express, Inc. based on size, complexity, industry and operational attributes. Company size analysis included consideration of peers with revenue and market capitalization within a range of approximately 1/3x to 3x that of PetMed Express, Inc.

The Compensation and Human Capital Committee considered the comparable companies for purposes of setting target compensation for FY 2026 for our named executive officers.

The CEO evaluates the performance of the other executive officer and key employees on an annual basis and makes recommendations to the Compensation and Human Capital Committee with respect to equity award grants pursuant to the Company’s equity plans.
Application of our Philosophy
Our executive compensation program aims to encourage our management team to continually pursue our strategic opportunities while effectively managing the risks and challenges inherent to our business. In FY 2026 we maintained an executive compensation program which included a short-term component (annual cash compensation), specifically, base salary and bonus opportunity, and a long-term component.
We believe that these components are appropriate to provide incentives to our senior management and reward them for achieving the following goals:
•develop a culture that embodies a passion for our Company, creative contribution, and a drive to achieve established goals and objectives;
•provide leadership to our Company in such a way as to maximize the results of our business operations;
•lead us by demonstrating forward thinking in the operation, development, and expansion of our Company;
•effectively manage organizational resources to derive the greatest value possible from each dollar invested; and
•take strategic advantage of the market opportunity to expand and grow our business.
Our executive compensation structure aims not only to compensate top talent at levels that our Board of Directors believes are consistent with or more attractive than other opportunities in an executive’s marketplace, but also to be fair relative to compensation paid to other professionals within our organization, relative to our short- and long-term performance results and relative to the value we deliver to our shareholders. We seek to maintain a performance-oriented culture with a compensation approach that rewards our executive officers when we achieve our goals and objectives, while putting at risk an appropriate portion of their compensation against the possibility that our goals and objectives may not be achieved. Overall, our approach is designed to relate the compensation of our executive officers to: the achievement of short- and long-term goals and objectives; their willingness to challenge and improve existing policies and structures; and their capability to take advantage of unique opportunities and overcome difficult challenges within our business.
Components of our Executive Compensation Program
Annual Cash Compensation - Base Salary
The purpose of base salary is to create a secure base of cash compensation for executives that is competitive with the market. Executives’ salary levels and any increases are based upon a number of considerations, including the individual’s tenure in the role, peer group data, the individual’s current and sustained performance results and the methods utilized to achieve such results, and non-financial performance indicators to include strategic developments for which an executive has responsibility and managerial performance. The Compensation and Human Capital Committee exercises discretion in making salary decisions taking into account, among other things, each executive’s performance goals and the Company’s overall performance.
Annual Incentive Plan
In FY 2026, upon the recommendation of the Compensation and Human Capital Committee, our Board of Directors adopted an Annual Incentive Plan, or AIP, that was designed to reward our then CEO and then CFO with a cash bonus for meeting or exceeding financial and other performance goals during a fiscal year. Our other employees were not eligible for an annual bonus for FY 2026. Under the AIP, we established a target bonus opportunity for both of our CEO and CFO for FY 2026 that was equal to the percentage of the executive’s base salary that he or she would receive as a cash bonus if the AIP performance goals were achieved at target. However, the actual bonus received could have been higher or lower depending on the Company’s level of achievement of the AIP financial performance goals. For FY 2026, our Board of Directors, upon the recommendation of the Compensation and Human Capital Committee, established a bonus target opportunity of 100% of base salary for our CEO and 75% of base salary for our CFO, with payout amounts being weighted 60% on achievement of a pre-established revenue target and 40% on achievement of a pre-established adjusted EBITDA target. The lowest threshold bonus amount for our CEO and CFO was 50% of the target bonus (i.e., any achievement of payout metrics below that required to generate a 50% bonus payout yielded 0% bonus payout), and the maximum bonus amount was 200% of target for our CEO and 150% of target for our CFO. The Board and the Compensation and Human Capital Committee based these potential AIP amounts on peer company data, prior performance by the executive, tenure and role of the executive, and in arriving at these target bonus opportunity percentages, the Board drew upon the individual knowledge and experience of the Board and committee members with respect to executive pay decisions, and advice from our external compensation advisor. Due to their resignations on August 11, 2025, the CEO and CFO did not earn any amounts under the AIP for FY 2026.

Long-Term Incentive Compensation
Long-Term Incentives. For FY 2026, we awarded restricted stock to one of our named executive officers, as described below. Although we have in the past granted restricted stock units and performance stock units, we did not grant any of those types of equity-based awards to our named executive officers during FY 2026.
The purposes of the 2024 Omnibus Incentive Plan include promoting the interests of the Company by securing and retaining employees of outstanding ability and providing additional motivation to such employees to exert their best efforts on behalf of the Company. The Company expects that it will benefit from the added commitment that such employees will have to the welfare of the Company as a result of their ownership or increased ownership of the Company's common stock. All full-time employees were eligible to receive awards under the 2024 Omnibus Incentive Plan. Beginning in FY 2024 and FY 2025, we commenced the grant of annual restricted stock units and performance stock units under the 2022 Employee Plan and the 2024 Omnibus Incentive Plan.

Fiscal Year 2026 Long-Term Incentives.
As previously disclosed, the Board approved a restricted stock award to Mr. Krulik, effective on September 9, 2025, in the amount of 10,000 restricted shares under the 2024 Omnibus Incentive Plan in connection with Mr. Krulik’s service as Interim Principal Financial Officer. The award vested in its entirety on the date that was 6 months after the date of grant because Mr. Krulik satisfied the vesting requirement of continued employment with the Company through such date. Effective on October 30, 2025, Mr. Krulik was awarded restricted stock in the amount of 20,000 restricted shares under the 2024 Omnibus Incentive Plan in connection with Mr. Krulik’s service as Chief Accounting Officer and Interim Principal Financial Officer. The restricted stock units will vest in equal one-half increments on each of the first two anniversaries of the grant date. The amount and form of Mr. Krulik’s long-term incentives were determined based on Mr. Krulik’s tenure and role.

Except as noted above, the Compensation and Human Capital Committee did not grant any additional equity-based awards to individuals who served as our named executive officers during fiscal year 2026.

Perquisites and Other Compensation Benefits

Consistent with our compensation philosophy, we intend to continue to maintain benefits for our executive officers, which are also generally available to employees, including life and health (medical, dental, and vision) insurance, medical and dependent care flexible spending accounts, paid time off, and 401(k) matching contributions. In general, we do not view perquisites as a significant component of our executive compensation structure; however, the Compensation and Human Capital Committee in its discretion may revise, amend, or add to officers’ executive benefits.

During FY 2026, we provided no executive-only perquisites or other personal benefits to our named executive officers other than paying the employee responsible portion of health insurance.
Certain Fiscal Year 2027 Compensation Actions

In May 2026, the Compensation and Human Capital Committee and our Board of Directors approved new annual incentive and long-term incentive programs for our senior executives, including our continuing named executive officers, for FY 2027.

The new annual incentive program for FY 2027 is intended to align compensation with Company performance, reinforce accountability, and strengthen retention during a pivotal phase of the business. The performance measures will be revenue (weighted 60%) and adjusted earnings before interest, taxes, depreciation and amortization (weighted 40%). Performance of at least 90% of both target metrics will be required for any payout, and payouts will be capped at 150% for significant overachievement.

The new FY 2027 long-term incentive program in which our named executive officers participate is intended to link compensation to shareholder value and balance retention and motivation. The program consists of 50% restricted stock with a two-year vesting schedule and 50% performance share units with a performance measure of relative total shareholder return and a two year vesting period.

Stock Ownership Guidelines
In order to encourage ownership by our named executive officers and non-employee directors to have an equity interest as owners of the Company, our Board of Directors has adopted minimum stock ownership guidelines for our named executive officers and non-employee members of our Board of Directors (collectively, "Covered Persons”). These stock ownership guidelines are intended to align the financial interests of the Covered Persons with our shareholders by requiring them to acquire and maintain a meaningful ownership interest in our common stock at levels sufficient to assure our shareholders of their commitment to long-term value creation. Under our stock ownership guidelines, Covered Persons are required to acquire and hold shares of our common stock with a value at least equal to the following multiple of their annual base salary or Board cash retainer, as applicable, as follows:

•CEO - five times annual base salary;

•other named executive officers - two times annual base salary; and
•non-employee members of Board of Directors - five times annual Board cash retainer.

Covered Persons have five years from the effective date of the stock ownership guidelines or, if later, from commencement of service as a Covered Person to achieve compliance with the applicable guideline. Thereafter, compliance is assessed annually on March 31st of each year. Once the ownership requirement is met, the ownership guideline will automatically be converted from a multiple of base salary or Board cash retainer, as applicable, to the total number of shares required for that individual to meet the ownership guideline, and the Covered Person must continue to hold at least that number of shares until leaving his or her position with the Company. The value of shares and share equivalents is determined using the 30-day average closing trading price of our common stock prior to the applicable measurement date. Until the Covered Person satisfies the ownership requirement, he or she is required to hold 100% of the net shares acquired thereafter as a result of the exercise, vesting or settlement of any equity award received from the Company. The Board of Directors may waive or change the holding requirements in the case of extraordinary circumstances to be determined by the Board of Directors in its sole discretion. From time to time the Board of Directors will consider and may reset the level of common stock ownership that it considers appropriate for the guideline.
As of March 31, 2026 and as of the Record Date, all of our then-serving named executive officers and non-employee directors either met the applicable ownership threshold or were within the permitted time period to attain the required ownership.

Executive Compensation Recovery Policy (Clawback)

Accountability is a fundamental value of the Company. To reinforce this value through our executive compensation program, our executive officers and members of our senior leadership team (“Covered Officer(s)”) are subject to a strong ‘no fault’ Executive Compensation Recovery Policy (“Clawback Policy”). In accordance with the terms of our Clawback Policy, our Compensation and Human Capital Committee, which oversees and administers the Clawback Policy, will seek to recover certain excess incentive based compensation in the event of an accounting Restatement, as defined under and pursuant to the recently approved incentive-based compensation recovery provisions of Section 10D of the Exchange Act and the Nasdaq listing rules. Our Compensation and Human Capital Committee may also seek recovery of any incentive compensation awarded during a period where a Covered Officer (i) committed a significant legal or compliance violation, irrespective of whether such violation occurred in connection with a restatement (“Misconduct”) or (ii) was aware of or willfully blind to Misconduct that occurred in an area over which the Covered Officer had supervisory authority. This summary of the Clawback Policy does not purport to be complete and is qualified in its entirety by reference to such policy, which has been filed or incorporated by reference as Exhibit 97.1 to our 2026 Annual Report on Form 10-K.

Anti-Hedging and Anti-Pledging Policies
The Board believes that it is important to align the interests of the Company’s directors and executive officers with those of the Company’s shareholders and considers it inappropriate for directors and executive officers of the Company to engage in speculative transactions in the Company’s securities. Our Policy Regarding Insider Trading prohibits our directors, officers, and employees from entering into any transaction designed to hedge or having the effect of hedging (including derivative transactions) the economic risk of owning the Company’s securities. Examples of transactions that fall within this prohibition include trading in options, puts, calls and other similar instruments related to Company securities. In addition, directors, officers, and employees of the Company are prohibited from engaging in short sales (i.e., selling securities the directors, officers and employees of the Company do not own) of Company securities. Regardless of any other provision of this Company policy, the prohibitions set forth therein are not eligible for the granting of an exception.
Securities held in a margin account as collateral for a margin loan may be sold by the broker without the customer’s consent if the customer fails to meet a margin call. Similarly, securities pledged as collateral for a loan may be sold in foreclosure if the borrower defaults on the loan. Because a margin sale or foreclosure sale may occur at a time when the pledger is aware of material nonpublic information or otherwise not permitted to trade in the Company’s securities, directors, officers, and employees of the Company are prohibited from holding the Company’s securities in a margin account or otherwise pledging the Company’s securities as collateral for a loan.

Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information
During FY 2026, we did not grant stock options or similar awards having option-like features (“similar awards”) as part of our equity compensation programs. If we grant stock options or similar awards in the future, we anticipate that our policy will be not to grant stock options or similar awards in anticipation of the release of material nonpublic information that is likely to result in changes to the price of our common stock, such as a significant positive or negative earnings announcement. In addition, we do not anticipate granting stock options or similar awards during periods in which there is material nonpublic information about our company, including during “blackout” periods or outside a “trading window” established in connection with the public release of earnings information under our insider trading policy. To the contrary, we anticipate that our Board of Directors would grant any stock options or similar awards on a predetermined schedule without taking into account material nonpublic information in determining either the time or terms of such awards. Our executive officers will not be permitted to choose the grant date for their individual stock option grants, if any are granted. We have not timed the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.
EXECUTIVE COMPENSATION
FISCAL YEAR 2026 SUMMARY COMPENSATION TABLE

The following table sets forth certain summary information concerning compensation paid or accrued by the Company to or on behalf of the Company’s FY 2026 named executive officers, who were the Interim CEO, the Chief Accounting Officer and Interim Principal Financial Officer, the Former CEO and the Former CFO ("Named Executive Officers”) for the fiscal years ended March 31, 2026 and 2025, to the extent they were Named Executive Officers during such fiscal years. We did not have any other executive officers during FY 2026.

Name and Principal Position (a)	Fiscal Year (b)	Salary ($) (c)	Bonus ($) (d)(5)	Stock Awards ($) (e)(6)	Non-Equity Incentive Plan Compensation ($)(g)	All Other Compensation ($) (i)(7)	Total ($) (j)

Leslie Campbell, (1) Interim Chief Executive Officer and President	2026	815,845	—	—	—	14,374	830,219
	2025	53,750	—	24,450	—	—	78,200

Douglas Krulik, (2) Chief Accounting Officer	2026	316,154	—	78,800	—	31,886	426,840
	2025	173,077	—	147,200	—	16,382	336,659

Sandra Campos, (3) Former Chief Executive Officer and President	2026	224,231	—	—	—	459,528	683,759
	2025	496,969	120,000	3,260,006	—	17,624	3,894,599

Robyn D’Elia, (4) Former Chief Financial Officer	2026	173,269	—	—	—	338,117	511,386
	2025	212,500	—	920,000	—	8,214	1,140,714
(1)Ms. Campbell has served as our Interim Chief Executive Officer since August 11, 2025. The amounts disclosed in the “Salary” column (column (c)) for Ms. Campbell include $40,845 and $53,750 for FY 2026 and FY 2025, respectively, in cash retainer compensation, and the amounts disclosed in the “Stock Awards” column (column (e)) includes $0 and $24,450 for FY 2026 and FY 2025, respectively, for restricted stock awards, for her services as a non-employee director prior to her appointment as our Interim Chief Executive Officer.
(2)Mr. Krulik served as our Interim Principal Financial Officer from August 19, 2024 to September 16, 2024, and was again appointed our Interim Principal Financial Officer on August 11, 2025.
(3)Ms. Campos served as our Chief Executive Officer from April 29, 2024 until her resignation on August 11, 2025. The amount disclosed in the “Salary” column for Ms. Campos for FY 2025 includes $8,400 in cash retainer compensation for her service as a non-employee director prior to her appointment as our Chief Executive Officer.
(4)Ms. D’Elia served as our Chief Financial Officer from September 11, 2024, assuming the duties of principal financial officer effective September 16, 2024, until her resignation on August 11, 2025.
(5)The amounts reported in the Bonus column (column (d)) reflect a sign-on bonus paid to Ms. Campos during FY 2025.

(6)The amounts reported in the Stock Awards column (column (e)) for FY 2026 reflect the grant date fair value associated with restricted stock unit awards under the 2024 Omnibus Incentive Plan, calculated in accordance with the provisions of the ASC Topic 718 (Financial Accounting Standards Board Accounting Standards Codification 718, Compensation – Stock Compensation). Additional information about the assumptions that we used when valuing equity awards is set forth in our Annual Report on Form 10-K in Note 11 to the financial statements. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. The only stock awards made to our Named Executive Officers during FY 2026 were time-vesting restricted stock or restricted stock units.
(7)The amount reported for FY 2026 in the All Other Compensation column (column (i)) reflects payments related to health insurance coverage and in FY 2026 severance compensation as it relates to Ms. Campos’ and Ms. D’Elia’s August 11, 2025 separation agreements.
The Company cautions that the amounts reported in the Fiscal Year 2026 Summary Compensation Table for Stock Awards (column (e)) reflect the grant date fair value and may not represent the amounts that the Named Executive Officers will actually realize from the awards. Whether, and to what extent, a Named Executive Officer realizes value will depend on the Company’s actual operating performance, stock price fluctuations, and the Named Executive Officer’s continued employment, and for performance based shares, the achievement of performance criteria. Additional information on all outstanding stock awards as of March 31, 2026 is reflected in the Fiscal 2026 Outstanding Equity Awards at Year-End table below.
FISCAL 2026 OUTSTANDING EQUITY AWARDS AT YEAR-END
The following table sets forth certain information regarding equity-based awards held by our Named Executive Officers as of March 31, 2026, which consist of awards of restricted stock, restricted stock units, and performance stock units. In FY 2026, we entered into Separation Agreements with Ms. Campos and Ms. D’Elia that altered the treatment of their outstanding equity awards, and the impact of the Campos Separation Agreement and D’Elia Separation Agreement on their long-term incentive awards is described below under “Employment Agreements and Other Agreements with the Fiscal Year 2026 Named Executive Officers.”

	Stock Awards
Name (a)	Number of Shares or Units of Stock That Have Not Vested (#) (g)		Market Value of Shares or Units of Stock That Have Not Vested ($) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) Shares or Units of Stock That Have Not Vested (#) (g)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have not Vested ($)

Leslie Campbell	2,500	(1)	5,700	—	$0

Douglas Krulik	46,667	(2)	106,401	—	$0

Sandra Campos	—	(3)	—	—	$0

Robyn D'Elia	—	(4)	—	—	$0
(1)Consists of a grant of 7,500 restricted stock units on August 3, 2023 that vests one third on each of the first three anniversaries of the grant date.

(2)Consists of a grant of 40,000 restricted stock units on September 27, 2024 that vests one third on each of the first three anniversaries of the grant date and a grant of 20,000 restricted stock awards on October 30, 2025 that will vest one half on each of the first two anniversaries of the grant date.
(3)Ms. Campos’ last day of employment with the Company was August 11, 2025; she had no outstanding equity awards as of March 31, 2026.
(4)Ms. D’Elia’s last day of employment with the Company was August 11, 2025; she had no outstanding equity awards as of March 31, 2026.
The amounts reported in the Market Value of Shares or Units of Stock That Have Not Vested column (column (h)) were determined by multiplying the number of shares of common stock, as applicable, by $2.28, the closing price of common stock on March 31, 2026. The Company cautions that the amounts reported in the Fiscal 2026 Outstanding Equity Awards at Year-End table for these stock awards reflect the grant date fair value and market value at March 31, 2026, and may not represent the amounts that the Named Executive Officers will actually realize from the awards. Whether, and to what extent, a Named Executive Officer realizes value will depend on the Company’s actual operating performance, stock price fluctuations, and the Named Executive Officer’s continued employment.
Fiscal 2026 Pension Benefits and Deferred Compensation
The Company does not provide pension benefits and the Company does not have provisions for deferred compensation.

Employment Agreements and Other Agreements with the Fiscal Year 2026 Named Executive Officers
Leslie C.G. Campbell, Interim Chief Executive Officer and President

On October 20 2025, the Company entered into an Interim Executive Employment Agreement with Ms. Campbell governing the terms of Ms. Campbell’s role as Interim Chief Executive Officer and President of the Company. The employment agreement with Ms. Campbell provides that Ms. Campbell will serve as Interim Chief Executive Officer and President for a term of one year beginning on August 11, 2025 and continuing through August 10, 2026, provided that Ms. Campbell’s employment is on an at-will basis and may be terminated earlier at any time by either the Board or Ms. Campbell with or without cause and without any severance compensation payable to Ms. Campbell. As provided in the employment agreement, Ms. Campbell serves the Company on a full-time basis, working in-person from the Company’s Delray Beach, Florida headquarters, and receives an annual base salary of $1.3 million, which may be increased in the discretion of the Board (but may not be decreased other than as part of a proportionate reduction in management salaries and wages applicable to all senior management). Ms. Campbell will be entitled to 4 weeks of vacation each year, will receive customary expense reimbursement (in accordance with the Company’s standard policies), and will receive the medical, health, and other benefits provided to Company employees generally, including participation in the Company’s 401(k) plan on the same basis as other employees generally. The agreement includes customary restrictive covenants, including confidentiality and non-solicitation covenants and a one-year post-employment non-compete restriction.
Douglas Krulik, Interim Principal Financial Officer (served August 19, 2024 to September 16, 2024; appointed again on August 11, 2025)
On July 23, 2024, the Company entered into an offer letter (“Offer Letter”) with Mr. Krulik to set forth the terms and conditions of Mr. Krulik’s employment as Chief Accounting Officer of the Company. Under the terms of the Offer Letter, Mr. Krulik initially received an annual base salary of $300,000. He is entitled to participate in the Company’s current employee benefit plans and programs, including medical, dental, vision, 401(k), and is eligible to receive annual equity awards under the Company’s equity incentive plans as in effect from time to time. On November 26, 2025, Mr. Krulik’s base salary was increased to $330,000 per year. Mr. Krulik received an initial equity award on September 27, 2024 in respect of FY 2025 consisting of an award of 40,000 RSUs. The RSUs vest in equal one-third increments on each of the first three anniversaries of the grant date.
On November 26, 2025, the Company entered into a Change of Control and General Severance Agreement with Mr. Krulik (the “CCGS Agreement”). The CCGS Agreement provides that, in the event that Mr. Krulik’s employment is terminated by the Company at any time without “Cause” (whether or not a Change of Control has occurred), Mr. Krulik will be entitled to severance compensation equal to six months of his annual base salary as then in effect in exchange for a customary full release of claims, which severance shall be paid over a six-month period after termination. The agreement further provides that, in the event that Mr. Krulik’s employment is terminated by the Company without Cause during the twelve-month period following a Change of Control or in the event that Mr. Krulik resigns for “Good Reason” during such twelve-month period, then (1) Mr. Krulik will be entitled to severance compensation equal to six months of his annual base salary as then in effect in exchange for a customary full release of claims, which severance will be paid over a six-month period after termination, and (2) all unvested restricted stock awards and vested restricted units then held by Mr. Krulik will immediately become vested upon such termination. For purposes of the CCGS Agreement, the term “Change of Control” has the meaning set forth in the Company’s 2024 Omnibus Incentive Plan. The term “Cause” is customarily defined to include commission of willful dishonesty, commission of a felony or other crime involving fraud and dishonesty, personal misconduct or negligent conduct that injures the interests of the Company, and various similar acts, all as more particularly defined in CCGS Agreement. “Good Reason” includes certain material adverse changes in Ms. Krulik’s duties, responsibilities, functions or title with the Company or a material reduction in Mr. Krulik’s base salary, as more particularly defined in the Offer Letter.

Sandra Y. Campos, Former Chief Executive Officer and President

On April 29, 2024, the Company entered into an employment agreement with Ms. Campos to serve as the Company’s Chief Executive Officer and President. The employment agreement provided for an initial employment term of three years and for automatic renewal for successive one year terms thereafter unless either party were to provide notice of non renewal at least 60 days prior to the end of the then-current term. As provided in the employment agreement, Ms. Campos would serve the Company on a full-time basis and will receive an annual base salary of $550,000, which could be increased in the discretion of the Board (but could not be decreased other than as part of a proportionate reduction in management salaries and wages applicable to all senior management). Ms. Campos received a signing bonus of $120,000, which was subject to repayment if Ms. Campos left the Company within one year under circumstances detailed in the employment agreement. Ms. Campos was also entitled to receive customary expense reimbursement (in accordance with the Company’s standard policies) and the medical, health, and other benefits provided to Company employees generally, including participation in the Company’s 401(k) plan, on the same basis as other employees generally. The employment agreement provided that Ms. Campos would be eligible to receive an annual performance bonus based on annual performance goals determined by the Board, with a target annual bonus of 100% of Ms. Campos’ base salary and a maximum bonus of 200% of base salary. The agreement included customary restrictive covenants, including confidentiality and non-solicitation covenants and a one-year post-employment non-compete restriction.
Under the employment agreement, Ms. Campos was entitled to equity grants under the Company’s current or future equity plan, as follows: on April 29, 2024, Ms. Campos received a grant of restricted stock units (“RSUs”) under the Company’s 2022 Employee Plan for 483,092 shares (RSUs equal to $2.0 million divided by the closing price of the Company’s common stock on the Nasdaq Stock Market on the date of grant). Such RSUs were scheduled to vest in one-third increments on each of the first three anniversaries of the date of grant so long as Ms. Campos continued to be employed by the Company on each vesting date, and such RSUs otherwise contained the standard provisions for RSU grants by the Company. Thereafter, Ms. Campos was entitled to annual grants of RSUs and PSUs having an aggregate value per grant of $750,000 for the annual RSU grant and $750,000 for the annual PSU grant, with such value being calculated based on the closing price of the Company’s common stock on the date of grant but subject to a floor of $4.00 per share. The RSUs included in any such annual grants would vest in the same manner as the initial RSU grant, and the PSUs would have a 3-year performance period and such performance goals and other terms determined by the Board.

The employment agreement provided that Ms. Campos’ employment could be terminated by either the Company or Ms. Campos at any time prior to the scheduled expiration date of the agreement, subject to notice requirements and subject to certain potential severance payment obligations based on the nature of the termination. Specifically, Ms. Campos’ employment could be terminated by the Company with or without “Cause” (as defined in the employment agreement) or by Ms. Campos with or without “Good Reason” (as defined in the employment agreement). “Cause” was customarily defined to include a material breach of the employment agreement, commission of a felony, and certain types of dishonesty and misconduct, all as more particularly defined in the employment agreement. “Good Reason” included certain material adverse changes in Ms. Campos’ duties, responsibilities, functions or title with the Company or a material breach of the employment agreement by the Company, as more particularly defined in the employment agreement.

In the event that the Company were to terminate Ms. Campos’ employment without Cause or determines not to renew the employment agreement upon expiration, or Ms. Campos were to resign for Good Reason in the manner described or required in the employment agreement, the agreement provided that Ms. Campos would be entitled to receive, contingent on Ms. Campos delivering a general release of claims to the Company, severance compensation in the form of continuation of her base salary in effect at the time of termination, as well as reimbursement for COBRA premiums, for a period of 12 months after termination. If such termination of employment occurred during the 12-month period following a “Change of Control” (as defined in the employment agreement), then Ms. Campos would have been entitled to receive, contingent on delivery of a general release to the Company, severance compensation in the form of continuation of her base salary in effect at the time of termination for a period of 24 months, as well as reimbursement for COBRA premiums for a period of 18 months, after termination, and she would also have been entitled to receive a pro rata amount of her target bonus for the year of termination, accelerated vesting of all unvested RSUs then held by her, and vesting of unvested PSUs then held by her in the manner specified in the employment agreement.

On August 11, 2025, in connection with Ms. Campos’s resignation, she entered into the Campos Separation Agreement with the Company. Under the terms of the Campos Separation Agreement, in exchange for the execution by Ms. Campos of a general release and waiver of claims against the Company and an agreement to provide the Company with consulting services for a period of 3 months on an as-needed basis, the Company will pay Ms. Campos severance compensation in the form of the continuation of her annual base salary of $550,000 for a period of 13 months and reimbursement of COBRA premiums for 18 months. The Campos Separation Agreement also provides that the Company will, to the extent not already vested, accelerate the vesting of a pro-rata portion of the restricted stock units previously awarded to her (calculated based on the number of days during the full vesting period of each such award during which Ms. Campos was employed by the Company). All other restricted stock units and performance stock units will be forfeited. The Campos Separation Agreement provides that Ms. Campos’ employment agreement with the Company was terminated effective immediately, subject to continuation of certain covenants (including restrictive covenants) by Ms. Campos.

Robyn D’Elia, Former Chief Financial Officer

On September 11, 2024, the Company entered into an employment agreement with Robyn D’Elia to serve as the Company’s Chief Financial Officer and to assume the duties of principal financial officer effective September 16, 2024. The employment agreement provided for an employment term of three years. As provided in the employment agreement, Ms. D’Elia was to serve the Company on a full-time basis and receive an annual base salary of $425,000, which could be increased in the discretion of the Board (but could not be decreased other than as part of a proportionate reduction in management salaries and wages applicable to all senior management). Ms. D’Elia was also entitled to receive customary expense reimbursement (in accordance with the Company’s standard policies) and the medical, health, and other benefits provided to Company employees generally, including participation in the Company’s 401(k) plan on the same basis as other employees generally. The employment agreement provided that Ms. D’Elia was eligible to receive an annual performance bonus based on annual performance goals determined by the Board, with a target annual bonus of 75% of Ms. D’Elia’s base salary and a maximum bonus of 150% of base salary, pro rated for the Company’s fiscal year ending March 31, 2025. The agreement included customary restrictive covenants, including confidentiality and non-solicitation covenants and a one-year post-employment non-compete restriction.

Under the employment agreement, Ms. D’Elia was entitled to equity grants under the Company’s current or future equity plans, as follows: On September 27, 2024, Ms. D’Elia received a grant of RSUs equal to $1.0 million divided by the Reference Price. Such RSUs would vest in one-third increments on each of the first three anniversaries of the date of grant so long as Ms. D’Elia continued to be employed by the Company on each vesting date, and such RSUs otherwise contained the standard provisions for RSU grants by the Company. Thereafter, Ms. D’Elia was entitled to annual grants of RSUs and PSUs consisting of a number of RSUs equal to $240,000 divided by the Reference Price and a number of PSUs equal to $360,000 divided by the Reference Price. The RSUs included in any such annual grants would vest in the same manner as the initial RSU grant, and the PSUs would vest if the PSU performance goals as determined by the Board were achieved, and would be earned over a three-year performance period.

The employment agreement provided that Ms. D’Elia’s employment could be terminated by either the Company or Ms. D’Elia at any time prior to the scheduled expiration date of the agreement, subject to notice requirements and subject to certain potential severance payment obligations based on the nature of the termination. Specifically, Ms. D’Elia’s employment could be terminated by the Company with or without “Cause” (as defined in the CFO Employment Agreement) or by Ms. D’Elia with or without “Good Reason” (as defined in the CFO Employment Agreement). “Cause” was customarily defined to include a material breach of the CFO Employment Agreement, commission of a felony, and certain types of dishonesty and misconduct, all as more particularly defined in the CFO Employment Agreement. “Good Reason” included certain material adverse changes in Ms. D’Elia’s duties, responsibilities, functions or title with the Company or a material breach of the CFO Employment Agreement by the Company, as more particularly defined in the CFO Employment Agreement.

In the event that the Company were to terminate Ms. D’Elia’s employment without Cause, or Ms. D’Elia were to resign for Good Reason in the manner described or required in the CFO Employment Agreement, the CFO Employment Agreement provided that Ms. D’Elia would be entitled to receive, contingent on Ms. D’Elia delivering a general release of claims to the Company, severance compensation in the form of continuation of her base salary in effect at the time of termination, as well as reimbursement for COBRA premiums, for a period of 12 months after termination, she would also be eligible for a pro rata cash payment based on the achievement of performance goals related to her annual bonus opportunity as determined by the Board, and vesting of unvested RSUs and PSUs then held by her in the manner specified in the CFO Employment Agreement. If such termination of employment were to occur during the 12-month period following a “Change of Control” (as defined in the CFO Employment Agreement), then Ms. D’Elia would have been entitled to receive, contingent on delivery of a general release to the Company, severance compensation in the form of continuation of her base salary in effect at the time of termination and reimbursement for COBRA premiums for a period of 12 months after termination, she would also have been eligible for a pro rata cash payment based on the achievement of performance goals related to her annual bonus opportunity as determined by the Board and accelerated vesting of all unvested RSUs then held by her, and vesting of unvested PSUs then held by her in the manner specified in the CFO Employment Agreement.

On August 11, 2025, in connection with Ms. D’Elia’s resignation, she entered into the D’Elia Separation Agreement with the Company. Under the terms of the D’Elia Separation Agreement, in exchange for the execution by Ms. D’Elia of a general release and waiver of claims against the Company and an agreement to provide the Company with consulting services for a period of 3 months on an as-needed basis, the Company will pay Ms. D’Elia severance compensation in the form of the continuation of her annual base salary of $425,000 for a period of 13 months and reimbursement of COBRA premiums for 18 months. The D’Elia Separation Agreement also provides that the Company will, to the extent not already vested, accelerate the vesting of a pro-rata portion of the restricted stock units previously awarded to her (calculated based on the number of days during the full vesting period of the restricted stock unit award during which Ms. D’Elia was employed by the Company). All other restricted stock units will be forfeited. The D’Elia Separation Agreement provides that the CFO Employment Agreement was terminated effective immediately, subject to continuation of certain covenants (including restrictive covenants) by Ms. D’Elia.
Potential Payments on Termination and/or Change of Control

This section describes the payments and other benefits that would have been provided to Mr. Krulik upon termination or change of control of the Company pursuant to and as described in his CCGS Agreement that was in effect as of the end of FY 2026, as described under “Employment Agreements and Other Agreements with the Fiscal Year 2026 Named Executive Officers.” Ms. Campbell’s Employment Agreement provides that her employment is on an at-will basis and may be terminated at any time by either the Board or Ms. Campbell with or without cause and without any severance compensation payable to Ms. Campbell. Accordingly, no amounts are quantified below with respect to Ms. Campbell. Because the employment of Ms. Campos and Ms. D’Elia terminated prior to the end of FY 2026, the actual compensation and other benefits that Ms. Campos and Ms. D’Elia received following their resignations under their Separation Agreements are described above under “Employment Agreements and Other Agreements with the Fiscal Year 2026 Named Executive Officers.”

The table below provides estimates for compensation that would have been payable to Mr. Krulik under hypothetical termination of employment and change of control scenarios under our compensatory arrangements other than nondiscriminatory arrangements generally available to salaried employees as they were in effect on March 31, 2026. Due to the number of factors and assumptions that can affect the nature and amount of any benefits provided upon the events discussed below, any amounts paid or distributed upon an actual event may differ.

For purposes of the hypothetical payment estimates shown in the below table, some of the important assumptions were:
• Named Executive Officer’s (“NEO’s”) rate of base salary as of March 31, 2026;
• Change of control occurring on March 31, 2026;
• Termination of the NEO’s employment occurring on March 31, 2026; and
• A price per share of $2.28, which was the closing price of our common stock on March 31, 2026, the final trading day of fiscal year 2026.

Each of the columns in the table below show the total hypothetical payment estimate upon a specified event occurring on March 31, 2026, and the amounts in the columns should not be aggregated across the table.

	Involuntary Termination (1)	Involuntary Termination within 12 months after a Change of Control (2)
Mr. Krulik
Severance pay	$165,000	$165,000
Equity acceleration	—	106,401
Total	$165,000	$271,401
(1) For purposes of this table, an involuntary termination consists of our termination of the NEO’s employment without cause or a resignation with good reason.
(2) For purposes of this table, an involuntary termination within 12 months after a change of control consists of our termination of the NEO’s employment without cause or a resignation with good reason. The equity acceleration values assume full acceleration upon a change of control or a simultaneous qualifying termination of employment and a change of control.
Non-Compete and Non-Disclosure Agreements
Ms. Campbell, who was appointed as our Interim Chief Executive Officer and President in August 2025, Mr. Krulik, who served as our Interim Principal Financial Officer from August 19, 2024 to September 16, 2024 and appointed again as Interim Principal Financial Officer in August 2025, Ms. Campos, who served as our Chief Executive Officer from April 2024 to August 2025, and Ms. D’Elia, who served as our Chief Financial Officer from September 2024 to August 2025, are each subject to restrictive covenants regarding non-disclosure, non-compete and non-solicitation with the Company. Each executive agreed to keep in confidence any and all confidential business information the executive becomes aware of or learns or to which he/she has access during his/her employment with the Company which has not been publicly disclosed and is not a matter of common knowledge. Each executive also agreed that upon termination of employment, each will not, for a period of one (1) year after such termination, either directly or indirectly, as a principal, officer, director, proprietor, employee, contractor, partner, investor (apart from owning stock in any publicly traded corporation so long as such ownership does not exceed five percent (5%) of the total value of the outstanding stock of such corporation), advisor, agent, representative or other participant engage in any business that is in actual or prospective competition with the Company, solicit or otherwise attempt to induce or solicit, or in any other manner influence, any employee, vendor or prospective vendor of the Company to terminate or modify his/her/its relationship with the Company, or solicit or otherwise attempt to induce or solicit, or in any other manner influence, any customer or prospective customer of the Company.
Limitation on Liability and Indemnification Matters
Our Bylaws contain provisions that limit the liability of our directors and executive officers for monetary damages to the fullest extent permitted by the Florida Business Corporation Act, and requires us to indemnify our directors and executive officers made or threatened to be made a party to an action or proceeding, by reason of the fact that he or she serves or served in such capacity at our request to the maximum extent not prohibited by the Florida Business Corporation Act or any other applicable law and allow us to indemnify other officers, employees, and other agents as set forth in the Florida Business Corporation Act or any other applicable law.
We have entered, and intend to continue to enter, into separate indemnification agreements with our directors and executive officers, in addition to the indemnification provided for in our Bylaws and other applicable law. These agreements, among other things, require us to indemnify our directors and executive officers for certain expenses, including attorneys’ fees, judgments, penalties, fines, and settlement amounts actually and reasonably incurred by such person in any action or proceeding arising out of their services to us, or any of our subsidiaries or any other company or enterprise to which the person provides services at our request, including liability arising out of negligence or active or passive wrongdoing by the officer or director. We believe that these Bylaw provisions and indemnification agreements are necessary to attract and retain qualified persons as directors and officers. We also maintain directors' and officers' liability insurance, including dedicated Side A coverage.
Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, executive officers or persons controlling us, we have been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

2026 Pay versus Performance Disclosure

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between “compensation actually paid” to our CEO and to our other NEOs and certain financial performance of the Company regarding fiscal years ended March 31, 2026, 2025 and 2024 in accordance with the rules applicable to smaller reporting companies. Compensation actually paid, as determined under SEC requirements, does not reflect the actual amount of compensation earned by or paid to our executive officers during a covered year. For further information concerning the Company’s pay-for-performance philosophy and how the Company aligns executive compensation with the Company’s performance, refer to the Compensation Discussion and Analysis.
Pay versus Performance Table

Year[1]	Summary Compensation Table Total for CEO (Hulett)	Summary Compensation Table Total for CEO (Campos)	Summary Compensation Table Total for CEO (Campbell)	Compensation Actually Paid to CEO (Hulett) [2]	Compensation Actually Paid to CEO (Campos) [2]	Compensation Actually Paid to CEO (Campbell) [2]	Average Summary Compensation Table Total for Other NEOs	Average Compensation Actually Paid to Other NEOs [2]	Value of Initial Fixed $100 Investment Based On Company Cumulative TSR[3]	Net Income ($Mn)
2026	$—	$683,759	$830,219	$—	$-1,532,892	$812,994	$469,113	$31,443	$9.47	-$57.29
2025	$242,980	$3,894,599	$—	$224,230	$3,667,160	$—	$666,245	$630,754	$17.41	-$6.27
2024	$534,019	$—	$—	-$70,181	$—	$—	$635,255	$358,968	$19.90	-$7.46
Notes:
1.The CEO and other NEOs for the indicated years were as follows: (i) for FY 2026, our CEOs were Ms. Campbell, who has served as our Interim Chief Executive Officer since August 2025, and Ms. Campos, who served as our Chief Executive Officer from April 29, 2024 until her resignation on August 15, 2025, and our other NEOs were Ms. Robyn D’Elia and Mr. Douglas Krulik; (ii) for FY 2025, our CEOs were Mr. Mathew N. Hulett, who served as our CEO from August 30, 2021 to May 10, 2024 and Ms. Campos, and our other NEOs were Ms. Robyn D’Elia, Mr. Douglas Krulik and Ms. Christine Chambers; (iii) for FY 2024, our CEO was Mr. Mathew N. Hulett, who served as our CEO from August 30, 2021 to May 10, 2024 and our other NEO was Ms. Christine Chambers, who had served as our CFO since August 3, 2022.
2.Amounts reported in this column are based on total compensation reported for our CEOs and other NEOs in the Summary Compensation Table (SCT) for the indicated fiscal years and adjusted as shown in the table below. Fair value of equity awards was computed in accordance with the Company’s methodology used for financial reporting purposes.

	Campbell	Campos
	2026	2026
Total Compensation for CEO as reported SCT for the covered year	$830,219	$683,759
Deduct pension values reported in SCT for the covered year	–	–
Deduct grant date fair value of equity awards reported in SCT for the covered year	–	–
Add pension value attributable to current year’s service and any change in pension value attributable to plan amendments made in the covered year	–	–
Add fair values as of the end of the covered year of all equity awards granted during the covered year that are outstanding and unvested as of the end of such covered year	–	–
Add fair value as of the vesting date of any awards granted in the covered year that vested during the covered year	–	–
Add dividends paid on unvested shares/share units and stock options	–	–
Add the change in fair value (whether positive or negative) as of the end of the covered year of any equity awards granted in any prior year that are outstanding and unvested as of the end of such covered year.	(4,775)	–
Add the change in fair value (whether positive or negative) as of the vesting date of any equity awards granted in any prior year for which all applicable vesting conditions were satisfied during the covered year	(12,450)	(226,873)
Subtract the fair value of any equity awards granted in a prior year that were forfeited in the covered year determined as of the end of the prior year	–	1,989,778
Compensation Actually Paid to CEO	$812,994	$(1,532,892)

2026

Total Compensation for Other NEOs as reported SCT for the covered year	$469,113
Deduct pension values reported in SCT for the covered year	–
Deduct grant date fair value of equity awards reported in SCT for the covered year	39,400
Add pension value attributable to current year’s service and any change in pension value attributable to plan amendments made in the covered year	–
Add fair values as of the end of the covered year of all equity awards granted during the covered year that are outstanding and unvested as of the end of such covered year	22,800
Add fair value as of the vesting date of any awards granted in the covered year that vested during the covered year	12,950
Add dividends paid on unvested shares/share units and stock options	–
Add the change in fair value (whether positive or negative) as of the end of the covered year of any equity awards granted in any prior year that are outstanding and unvested as of the end of such covered year.	(25,467)
Add the change in fair value (whether positive or negative) as of the vesting date of any equity awards granted in any prior year for which all applicable vesting conditions were satisfied during the covered year	(56,038)
Subtract the fair value of any equity awards granted in a prior year that were forfeited in the covered year determined as of the end of the prior year	352,515
Compensation Actually Paid to Other NEOs	31,443
3. Total Stockholder Return is determined based on the value of an initial fixed investment of $100 in our common stock as of March 31, 2023.

Description of the Relationship Between Compensation Actually Paid to our Named Executive Officers and Company Performance
The charts below describe the relationship between compensation actually paid to our chief executive officer and to our other Named Executive Officers (as calculated above) and our cumulative TSR and net income for the indicated years.

Compensation Actually Paid ("CAP") vs. Net Income
Compensation Actually Paid (in thousands)
Net Income (in millions)
$4,000
$2,500
$1,000
-$500
-$2,000
$0
-$10
-$20
-$30
-$40
-$50
-$60
-$70
$359
-$7
$224
$3,667
-$6
$631
-$1,533
$813
$31
-$57
2024
2025
2026
PEO CAP (Hulett)
PEO CAP (Campos)
PEO CAP (Campbell)
Avg. Other NEO CAP
Net Income ($Mil.)

Compensation Actually Paid ("CAP") vs. Cumulative TSR
Compensation Actually Paid (in thousands)
Cumulative Total Shareholder Return
$4,000
$2,500
$1,000
-$500
-$2,000
$25
$20
$15
$10
$5
$0
2024
2025
2026
-$70
$359
$224
$3,667
$631
-$1,533
$813
$31
$19.90
$17.41
$9.47
PEO CAP (Hulett)
PEO CAP (Campos)
PEO CAP (Campbell)
Avg. Other NEO CAP
Cumulative TSR

Tax Deductibility
Section 162(m) of the Internal Revenue Code of 1986, as amended, limits the amount that we may deduct from our federal income taxes for compensation paid to certain executive officers, including our Named Executive Officers, to $1.0 million per executive officer per year.
While our Compensation and Human Capital Committee is mindful of the benefit to us of the full tax deductibility of compensation, our Compensation and Human Capital Committee believes that it should not be constrained by the requirements of Section 162(m) where those requirements would impair flexibility in compensating our Named Executive Officers in a manner that can best promote our corporate objectives. Therefore, our Compensation and Human Capital Committee may approve compensation that may not be fully deductible because of the limits of Section 162(m). Our Compensation and Human Capital Committee intends to continue to compensate our Named Executive Officers in a manner it believes is consistent with the best interests of our Company and our shareholders.

Stock-Based Incentives Throughout Our Workforce
We grant equity-based compensation in accordance with our 2024 Omnibus Incentive Plan and 2024 Inducement Incentive Plan, and previously under our 2022 Employee Equity Compensation Plan, as part of our total rewards strategy to create an ownership culture and align the interests of our employees and directors with shareholders.

	Shares of Restricted Stock Outstanding as of March 31, 2026 (in thousands)	Common Stock Acquired on Vesting of Restricted Stock in FY 2026 (in thousands)	Restricted Stock Units Outstanding as of March 31, 2026 (in thousands)	Common Stock Acquired on Vesting of Restricted Stock Units in FY 2026 (in thousands)
Chief Executive Officer	0	3	3	266
Other Named Executive Officers	20	10	27	95
Non-Employee Directors	136	11	3	27
All Other Employees	183	8	141	73
Total	339	32	174	461

Fiscal Year 2026 Grants of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information

During FY 2026, none of our Named Executive Officers were awarded options with an effective grant date during any period beginning four business days before the filing or furnishing of a Form 10-Q, Form 10-K, or Form 8-K that disclosed material nonpublic information, and ending one business day after the filing or furnishing of such reports.

DIRECTOR COMPENSATION

The Company’s non-employee director compensation philosophy includes an intention to provide non-employee directors a compensation package in line with identified peer group companies.  The Company believes that it is important to give non-employee directors a financial stake in the Company to encourage decisions and actions that will benefit all shareholders. As such, our non-employee directors participate equally in the gains and declines in the Company’s valuation. Our Compensation and Human Capital Committee and our Board of Directors review non-employee director compensation arrangements on a periodic basis.

On and effective as of May 19, 2024, the Board approved certain amendments to the Company’s program for the compensation of non-employee directors (and as further amended on August 8, 2024, the “Amended Program”) in order to modernize the program and bring it into line with comparable peers. Pursuant to the Amended Program, each non-employee director of the Company will receive an annual cash retainer of $50,000, payable in arrears in equal quarterly payments, pro-rated for partial quarters, beginning in FY 2025. Such retainer will be $75,000 for the Chair of the Board beginning in fiscal year 2026. In addition, each non-employee director will receive annual cash retainers, as applicable, for service on the following committees of the Board: Audit Committee - $10,000 (or $20,000 for chairperson), Compensation and Human Capital Committee - $7,500 (or $15,000 for chairperson), Corporate Governance and Nominating Committee - $5,000 (or $10,000 for chairperson). Under the Amended Program as in effect prior to October 30, 2025, non-employee directors were entitled to receive an annual award of 7,500 restricted stock units under the 2024 Omnibus Incentive Plan (or a subsequent successor plan), which annual award will vest on the first anniversary of the date of grant, subject to the non-employee director continuing in service on the Board through the vesting date. The annual restricted stock unit award was to be granted on the day of the Company’s annual shareholder meeting each year. Also under the Amended Program as in effect prior to October 30, 2025, if a non-employee director was elected or appointed to the Board prior to the Company’s annual meeting of shareholders, upon such initial election or appointment, the non-employee director was to automatically receive an award of 7,500 restricted stock units under the 2024 Omnibus Incentive Plan, which amount was to be prorated for the time actually to be served as a non-employee director from the date of appointment or election until the Company’s next annual meeting of shareholders. Such initial grant of restricted stock units was to vest on the first anniversary of the date of the non-employee director’s election or appointment to the Board, subject to the non-employee director continuing in service on the Board through the vesting date. Also, annual retainers for non-employee directors elected or appointed to the Board prior to the Company’s annual meeting of shareholders are prorated during a director’s first year of service. The Company also pays the reasonable travel and accommodation expenses of non-employee directors in connection with their participation in meetings of the Board of Directors.

On October 30, 2025, the Board approved an amendment to the Amended Program providing that (i) equity awards under the Amended Program would be made in the form of restricted shares rather than restricted stock units, (ii) the annual equity award to non-employee directors will be a number of restricted shares equal to $110,000 divided by the closing price of the Company’s common stock on the date of grant, provided that the annual award for FY 2025 was made on the date of the amendment to the Amended Program and with a floor closing price of $3.25, and (iii) the initial grant of restricted shares for new directors would be made on the date of appointment as a director and would be equal to a pro rated number of restricted shares subject to the immediately preceding annual grant.

Meridian Compensation Partners, LLC was retained by the Compensation and Human Capital Committee to ensure the Amended Program for our non-employee directors was in line with industry standards, and comparable peer group to ensure the Company was well positioned to recruit and retain qualified board directors.
FISCAL 2026 DIRECTOR COMPENSATION

The following table presents the total compensation for each person who served as a non-employee member of our Board of Directors during FY 2026.

Name (a)	Fees Earned or Paid in Cash ($) (b)	Stock Awards ($) (c)	All Other Compensation ($) (g)	Total ($) (h)

Leslie C.G. Campbell (1)	40,845	—	—	40,845
Gian M. Fulgoni (2)	68,258	85,292	—	153,550
Justin Mennen	76,443	85,292	—	161,735
Diana Garvis Purcel (3)	43,790	—	—	43,790
Leah Solivan	65,414	85,292	—	150,706
Peter Batushansky (4)	52,604	93,505	—	146,109
James LaCamp (5)	15,469	87,862	—	103,331
(1) During FY 2026, Ms. Campbell served as a non-employee director from April 1, 2025 until she was appointed as our Interim Chief Executive Officer on August 11, 2025. She received $40,845 for FY 2026 in cash retainer compensation for her services as a non-employee director prior to her appointment as our Interim Chief Executive Officer.
(2) During FY 2026, Mr. Fulgoni served as a non-employee director from April 1, 2025 until his resignation on January 21, 2026.
(3) During FY 2026, Ms. Purcel served as a non-employee director from April 1, 2025 until her resignation on July 24, 2025.
(4) Mr. Batushansky became a director on April 9, 2025.
(5) Mr. LaCamp became a director on October 19, 2025.
The amounts reported in the Stock Awards column (column (c)) reflect the grant date fair value, associated with each director’s award under the 2024 Omnibus Incentive Plan, calculated in accordance with the provisions of the ASC Topic 718 (Financial Accounting Standards Board Accounting Standards Codification 718, Compensation – Stock Compensation).

The Company cautions that the amounts reported in the Fiscal 2026 Director Compensation table for stock awards reflect the grant date fair value and may not represent the amounts that the directors will actually realize from the awards. Whether, and to what extent, a director realizes value will depend on the Company’s actual operating performance, stock price fluctuations, and the director’s continued service on the Board.

Compensation and Human Capital Committee Interlocks and Insider Participation

During the fiscal year ended March 31, 2026, Leslie C.G. Campbell (through August 2025), Diana Garvis Purcel (through July 24, 2025), Leah A. Solivan, and James LaCamp (appointed October 19, 2025), served on the Compensation and Human Capital Committee, and none of the Compensation and Human Capital Committee members serving at the time had ever been an officer or employee of the Company or of any of our subsidiaries, and none of our executive officers have served on the compensation committee or board of directors of any company of which any of our directors is an executive officer. Accordingly, insiders do not participate in compensation decisions.
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Our Board’s policy requires that transactions with related parties must be entered into in good faith on fair and reasonable terms that are no less favorable to the Company than those that would be available in a comparable transaction in arm’s-length dealings with an unrelated third party. We have adopted written Related Party Transaction Policies and Procedures to comply with Item 404 of Regulation S-K, under which our executive officers, directors, nominees for election as a director, beneficial owners of more than 5% of any class of our common stock, and any members of the immediate family of any of the foregoing persons are not permitted to enter into a related-party transaction with us without the approval of our Board. The Audit Committee of our Board is responsible for the review and recommendation to the Board for approval of all related party transactions. In connection with its review of a related party transaction, the Audit Committee takes into account, among other factors it deems appropriate, whether the related party transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances, and the extent of the related party’s interest in the related party transaction. A related party is not deemed to have a direct or indirect material interest in a transaction and such transaction is not a related party transaction under our policy if such related party’s interest in such transaction arises only from an ownership interest of less than one percent in, or as a director of, such entity that is a party to the transaction.
Our Board, by a vote of the disinterested directors, must approve all related party transactions that are recommended by the Audit Committee. Since the beginning of the Company’s last fiscal year, the Company has not had, or been a party to, nor is there currently proposed, a transaction with a related party.
We have entered into an indemnification agreement with each of our non-employee directors and executive officers. The indemnification agreements and our Bylaws require us to indemnify our directors and executive officers to the fullest extent permitted by Florida law.
OTHER MATTERS
Note About Forward-Looking Statements

This Proxy Statement contains forward-looking statements. All statements contained in this Proxy Statement other than statements of historical fact, including statements regarding our future results of operations and financial position, our business strategy and plans, and our objectives for future operations, are forward-looking statements. The words "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "expect," and similar expressions are intended to identify forward-looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs. These forward-looking statements are subject to a number of risks, uncertainties, and assumptions, including those described in our 2026 Annual Report on Form 10-K. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In addition, some of our forward-looking statements are based on estimates and assumptions that may turn out to be inaccurate. In light of these risks, uncertainties, and assumptions, the future events and trends discussed in this Proxy Statement may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. We undertake no obligation to revise or publicly release the results of any revision to these forward-looking statements, except as required by law. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements.

Other Business

As of the date of this Proxy Statement, our Board of Directors does not intend to present, or have any reason to believe others will present, any items of business other than those matters set forth in this Proxy Statement. If other matters are properly brought before the Board of Directors at the Annual Meeting, the persons named in the accompanying proxy or their duly authorized substitutes will be authorized to vote the shares represented by it on such matters or otherwise act thereon in accordance with the recommendation of our Board of Directors to the extent authorized by Rule 14a-4(c) of the Exchange Act.
WHERE YOU CAN FIND ADDITIONAL INFORMATION

A copy of our 2026 Annual Report on Form 10-K, exclusive of certain exhibits filed with the SEC, accompanies this Proxy Statement. These exhibits, as well as our quarterly reports on Form 10-Q, current reports on Form 8-K and other information filed by the Company with the SEC, are available free of charge on our website at https://investors.petmeds.com/financials/sec-filings/default.aspx or at the SEC's web site at www.sec.gov, or upon written request to the Corporate Secretary, PetMed Express, Inc., 420 South Congress Avenue, Delray Beach, FL 33445 or by contacting Investor Relations at 1-800-738-6337, or by email at investor@petmeds.com. Our SEC filings are available through our website as soon as reasonably practicable after we have electronically filed or furnished them to the SEC. The information on our website is not a part of this Proxy Statement.

EXHIBIT A - PETMED EXPRESS, INC.
2024 OMNIBUS INCENTIVE PLAN AS PROPOSED TO BE AMENDED AT THE 2026 ANNUAL MEETING OF SHAREHOLDERS

1.Purpose; Effective Date and Amendment; Effect on Prior Plans.
(a)Purpose. The PetMed Express, Inc. 2024 Omnibus Incentive Plan (the “Plan”) has two complementary purposes: (i) to attract and retain outstanding individuals to serve as officers, directors, employees, and consultants, and (ii) to increase stockholder value. The Plan will provide participants incentives to increase stockholder value by offering the opportunity to acquire shares of the Company’s common stock, receive monetary payments based on the value of such common stock, or receive other incentive compensation, on the potentially favorable terms that this Plan provides.
(b)Effective Date and Amendment. The Plan became effective, and Awards could be granted under this Plan, on and after the Effective Date. The Plan will terminate as provided in Section 15. The Plan is amended effective as of the date of the Company’s 2026 annual meeting of shareholders to increase the number of Shares reserved for issuance under the Plan (the “Amendment”) contingent on shareholder approval of the Amendment at such meeting.
(c)Effect on Prior Plans. Prior to the Effective Date, the Company had in effect the Prior Plans. On the Effective Date, the Prior Plans terminated such that no new awards could be granted thereunder, although awards granted prior to the Effective Date under a Prior Plan and still outstanding as of the Effective Date will continue to be subject to all the terms and conditions of the Prior Plan.
2.Definitions. Capitalized terms used and not otherwise defined in this Plan or in any Award agreement have the following meanings:
(a)“Administrator” means the Board or the Committee; provided that, to the extent the Board or the Committee has delegated authority and responsibility as an Administrator of the Plan to one or more committees or officers of the Company as permitted by Section 3(b), the term “Administrator” shall also mean such committee(s) and/or officer(s).

(b)“Affiliate” has the meaning ascribed to such term in Rule 12b-2 under the Exchange Act. Notwithstanding the foregoing, for purposes of determining those individuals to whom an Option or a Stock Appreciation Right may be granted, the term “Affiliate” means any entity that, directly or through one or more intermediaries, is controlled by or is under common control with, the Company within the meaning of Code Sections 414(b) or (c); provided that, in applying such provisions, the phrase “at least 20 percent” shall be used in place of “at least 80 percent” each place it appears therein.
(c)“Applicable Exchange” means the national securities exchange or automated trading system on which the Stock is principally traded at the applicable time.
(d)“Award” means a grant of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Stock Units, Stock, a Cash Incentive Award, or any other type of award permitted under this Plan.
(e)“Board” means the Board of Directors of the Company.
(f)“Cash Incentive Award” means a right to receive a cash payment to the extent Performance Goals are achieved (or other requirements are met), as described in Section 10.
(g)“Cause” means, with respect to a Participant, one of the following, which are listed in order of priority:
(i)the meaning given in a Participant’s employment, retention, change of control, severance or similar agreement with the Company or any Affiliate; or if none then
(ii)the meaning given in the Award agreement; or if none then
(iii)the meaning given in the Company’s employment policies as in effect at the time of the determination (or if the determination of Cause is being made within two years following a Change of Control, the meaning given in the Company’s employment policies as in effect immediately prior to the Change of Control); or if none then
(iv)the occurrence of any of the following: (x) the repeated failure or refusal of the Participant to follow the lawful directives of the Company or an Affiliate (except due to sickness, injury or disabilities), (y) gross inattention to duty or any other willful, reckless or grossly negligent act (or omission to act) by the Participant, which, in the good faith judgment of the Company, could result in a material injury to the Company or an Affiliate including but not limited to the repeated failure to follow the policies and procedures of the Company, or (z) the commission by the Participant of a felony or other crime involving moral turpitude or the commission by the Participant of an act of financial dishonesty against the Company or an Affiliate.
(h)A “Change of Control” shall have the meaning given in an Award agreement, or if none, shall be deemed to exist if any of the following occurs:
(i)any person, as such term is used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act, becomes a beneficial owner (within the meaning of Rule 13d-3 under such Act) of 20% or more of the Company's outstanding Stock;
(ii)within any 24 month period, the persons who were directors of the Company immediately before the beginning of such period (the “Incumbent Directors”) shall cease (for any reason other than death) to constitute at least a majority of the Board or the board of directors of any successor to the Company, provided that any director who was not a director at the beginning of such period shall be deemed to be an Incumbent Director if such director (A) was elected to the Board by, or on the recommendation of or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors either actually or by prior operation of this Section 2(h)(ii), and (B) was not designated by a person who has entered into an agreement with the Company to effect a transaction described in Section 2(h)(iii); or
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(iii)the Company is merged, consolidated or reorganized into or with, or sells all or substantially all of its assets to, another company or other entity, and immediately after such transaction less than 80% of the voting power of the then-outstanding securities of such company or other entity immediately after such transaction is held in the aggregate by holders of the Stock immediately before such transaction.
If an Award is considered deferred compensation subject to the provisions of Code Section 409A (whether by its terms or a result of a valid deferral election) and is payable upon a Change of Control, then the foregoing definition shall be deemed amended to the minimum extent necessary to comply with Code Section 409A, and the Administrator may include such amended definition in the Award agreement issued with respect to such Award.
(i)“Code” means the Internal Revenue Code of 1986, as amended. Any reference to a specific provision of the Code includes any successor provision and the regulations promulgated under such provision.
(j)“Committee” means the Compensation Committee of the Board, any successor committee thereto or such other committee of the Board that is designated by the Board with the same or similar authority. The Committee shall consist only of Non-Employee Directors (not fewer than two (2)) who meet the definition of “non-employee director” under Rule 16b-3(b)(3) promulgated under the Exchange Act to the extent necessary for the Plan and Awards to comply with Rule 16b-3 promulgated under the Exchange Act.
(k)“Company” means PetMed Express, Inc., a Florida corporation, or any successor thereto.
(l)“Director” means a member of the Board.
(m)“Disability” means a Participant’s inability to substantially perform his or her duties in his or her normal and regular manner, with reasonable accommodation, for more than ninety (90) days (whether consecutive or not) in any twelve (12) month period, as evidenced by a certificate signed either by a physician mutually acceptable to the Company and employee or, if the parties cannot agree, by a physician selected by agreement of a physician designated by the Company and a physician designated by the Participant. The Participant shall submit to a reasonable number of examinations by the physician making the determination of Disability, and the Participant hereby authorizes the disclosure and release of all supporting medical records to the Company.
(n)“Dividend Equivalent” means the right to receive a payment, in cash or Shares, equal to the cash dividends or other cash distributions paid with respect to a Share.
(o)“Effective Date” means August 8, 2024.
(p)“Exchange Act” means the Securities Exchange Act of 1934, as amended. Any reference to a specific provision of the Exchange Act includes any successor provision and the regulations and rules promulgated under such provision.
(q)“Fair Market Value” means, per Share on a particular date, a price that is based on the opening, closing, actual, high or low sale price, or the arithmetic mean of selling prices of, a Share, on the Applicable Exchange on the applicable date, the preceding trading day, the next succeeding trading day, or the arithmetic mean of selling prices on all trading days over a specified averaging period weighted by volume of trading on each trading day in the period that is within 30 days before or 30 days after the applicable date, as determined by the Board or the Committee in its discretion; provided that, if an arithmetic mean of prices is used to set a grant price or an exercise price for an Option or Stock Appreciation Right, the commitment to grant the applicable Award based on such arithmetic mean must be irrevocable before the beginning of the specified averaging period in accordance with Treasury Regulation §1.409A-1(b)(5)(iv)(A). The method of determining Fair Market Value with respect to an Award shall be determined by the Board or the Committee and may differ depending on whether Fair Market Value is in reference to the grant, exercise, vesting, settlement, or payout of an Award; provided that, if the Board or the Committee does not specify a different method, the Fair Market Value of a Share as of a given date
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shall be the closing sale price as of the trading day immediately preceding the date as of which Fair Market Value is to be determined or, if there shall be no such sale on such date, the next preceding day on which such a sale shall have occurred. If the Stock is not traded on an established stock exchange, the Committee shall determine in good faith the Fair Market Value in whatever manner it considers appropriate, but based on objective criteria. Notwithstanding the foregoing, in the case of an actual sale of Shares, the actual sale price shall be the Fair Market Value of such Shares.
(r)“Non-Employee Director” means a Director who is not also an employee of the Company or its Subsidiaries.
(s)“Option” means the right to purchase Shares at a stated price for a specified period of time.
(t)“Participant” means an individual selected by the Administrator to receive an Award.
(u)“Performance Goals” means any objective or subjective goals the Administrator establishes with respect to an Award. Performance Goals may include, but are not limited to, the performance of the Company or any one or more of its Subsidiaries, Affiliates or other business units with respect to the following measures: net sales; cost of sales; gross income; gross revenue; revenue; operating income; earnings before taxes; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings before interest, taxes, depreciation, amortization and exception items; income from continuing operations; net income; earnings per share; diluted earnings per share; total stockholder return; Fair Market Value; cash flow; net cash provided by operating activities; net cash provided by operating activities less net cash used in investing activities; ratio of debt to debt plus equity; return on stockholder equity; return on invested capital; return on average total capital employed; return on net capital employed; return on assets; return on net assets employed before interest and taxes; operating working capital; average accounts receivable (calculated by taking the average of accounts receivable at the end of each month); average inventories (calculated by taking the average of inventories at the end of each month); economic value added; succession planning; manufacturing return on assets; manufacturing margin; and customer satisfaction. Performance Goals may also relate to a Participant’s individual performance.
The Administrator reserves the right to adjust Performance Goals, or modify the manner of measuring or evaluating a Performance Goal, for any reason the Administrator determines is appropriate, including but not limited to: (i) by excluding the effects of charges for reorganizing and restructuring; discontinued operations; asset write-downs; gains or losses on the disposition of a business; or mergers, acquisitions or dispositions; and extraordinary, unusual and/or non-recurring items of gain or loss; (ii) excluding the costs of litigation, claims, judgments or settlements; (iii) excluding the effects of changes laws or regulations affecting reported results, or changes in tax or accounting principles, regulations or law; and (iv) excluding any accruals of amounts related to payments under the Plan or any other compensation arrangement maintained by the Company or an Affiliate.
The inclusion in an Award agreement of specific adjustments or modifications shall not be deemed to preclude the Administrator from making other adjustments or modifications, in its discretion, as described herein, unless the Award agreement provides that the adjustments or modifications described in such agreement shall be the sole adjustments or modifications.
(v)“Performance Stock Unit” means the right to receive a Share or a cash payment the value of which is equal to the Fair Market Value of one Share to the extent Performance Goals are achieved.
(w)“Person” has the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, or any group of Persons acting in concert that would be considered “persons acting as a group” within the meaning of Treas. Reg. § 1.409A-3(i)(5).
(x)“Plan” means this PetMed Express, Inc. 2024 Omnibus Incentive Plan, as it may be amended from time to time.
(y)“Prior Plans” means the PetMed Express, Inc. 2015 Outside Director Equity Compensation Plan and the PetMed Express, Inc. 2022 Employee Equity Compensation Plan.
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(z)“Restricted Stock” means Shares that are subject to a risk of forfeiture or restrictions on transfer, or both a risk of forfeiture and restrictions on transfer, which may lapse upon the achievement or partial achievement of Performance Goals or upon the completion of a period of service, or both.
(aa)“Restricted Stock Unit” means the right to receive a Share or a cash payment the value of which is equal to the Fair Market Value of one Share.
(bb)“Section 16 Participants” means Participants who are subject to the provisions of Section 16 of the Exchange Act.
(cc)“Share” means a share of Stock.
(dd)“Stock” means the common stock of the Company.
(ee)“Stock Appreciation Right” or “SAR” means the right to receive a cash payment, and/or Shares with a Fair Market Value, equal to the appreciation of the Fair Market Value of a Share during a specified period of time.
(ff)“Subsidiary” means any corporation, limited liability company or other limited liability entity in an unbroken chain of entities beginning with the Company if each of the entities (other than the last entities in the chain) owns the stock or equity interest possessing more than fifty percent (50%) of the total combined voting power of all classes of stock or other equity interests in one of the other entities in the chain.
3.Administration.
(a)Administration. In addition to the authority specifically granted to the Administrator in this Plan, the Administrator has full discretionary authority to administer this Plan, including but not limited to the authority to: (i) interpret the provisions of this Plan or any agreement covering an Award; (ii) prescribe, amend and rescind rules and regulations relating to this Plan; (iii) correct any defect, supply any omission, or reconcile any inconsistency in the Plan, any Award or any agreement covering an Award in the manner and to the extent it deems desirable to carry this Plan or such Award into effect; and (iv) make all other determinations necessary or advisable for the administration of this Plan. All Administrator determinations shall be made in the sole discretion of the Administrator and are final and binding on all interested parties.
(b)Delegation to Other Committees or Officers. To the extent applicable law permits, the Board may delegate to another committee of the Board, or the Committee may delegate to a subcommittee of the Committee or to one or more officers of the Company, any or all of their respective authority and responsibility as an Administrator of the Plan; provided that no such delegation is permitted with respect to Stock-based Awards made to Section 16 Participants at the time any such delegated authority or responsibility is exercised unless the delegation is to another committee of the Board consisting entirely of Non-Employee Directors. If the Board or the Committee has made such a delegation, then all references to the Administrator in this Plan include such other committee, subcommittee or one or more officers to the extent of such delegation.
(c)No Liability; Indemnification. No member of the Board or the Committee, and no officer or member of any other committee to whom a delegation under Section 3(b) has been made, will be liable for any act done, or determination made, by the individual in good faith with respect to the Plan or any Award. The Company will indemnify and hold harmless each such individual as to any acts or omissions, or determinations made, in each case done or made in good faith, with respect to this Plan or any Award to the maximum extent that the law and the Company’s By-Laws permit.
4.Eligibility. The Administrator may designate any of the following as a Participant from time to time, to the extent of the Administrator’s authority: any officer or other employee of the Company or its Affiliates; any individual that the Company or an Affiliate has engaged to become an officer or employee; any consultant or advisor who provides services to the Company or its Affiliates; or any Director, including a Non-Employee Director. The Administrator’s designation of, or granting of an Award to, a
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Participant will not require the Administrator to designate such individual as a Participant or grant an Award to such individual at any future time. The Administrator’s granting of a particular type of Award to a Participant will not require the Administrator to grant any other type of Award to such individual.
5.Types of Awards. Subject to the terms of this Plan, the Administrator may grant any type of Award to any Participant it selects, but only employees of the Company or a Subsidiary may receive grants of incentive stock options within the meaning of Code Section 422. Awards may be granted alone or in addition to, in tandem with, or (subject to the prohibition on repricing set forth in Section 15(e)) in substitution for any other Award (or any other award granted under another plan of the Company or any Affiliate, including the plan of an acquired entity).
6.Shares Reserved under this Plan.
(a)Plan Reserve. Subject to adjustment as provided in Section 17, an aggregate of Two Million Six Hundred Fifty Thousand (2,650,000) Shares, plus the number of Shares available for issuance under the Prior Plans that had not, as of the Effective Date, been made subject to outstanding awards (which number was 805,903 Shares), plus the number of Shares described in Section 6(d) below, are reserved for issuance under this Plan. The Shares reserved for issuance may be either authorized and unissued Shares or Shares reacquired at any time and now or hereafter held as treasury stock.
(b)Depletion of Shares Under this Plan. The aggregate number of Shares reserved under Section 6(a) shall be depleted on the date of grant of an Award by the maximum number of Shares, if any, with respect to which such Award is granted. The reserve shall also be depleted by any Shares issued in settlement of a Dividend Equivalent. For clarity, an Award that may be settled solely in cash shall not cause any depletion of the Plan’s Share reserve at the time such Award is granted.
(c)Replenishment of Shares.
(i)If (A) an Award lapses, expires, terminates or is cancelled without the issuance of Shares under the Award (whether due currently or on a deferred basis) or is settled in cash, (B) it is determined during or at the conclusion of the term of an Award that all or some portion of the Shares with respect to which the Award was granted will not be issuable on the basis that the conditions for such issuance will not be satisfied, (C) Shares are forfeited under an Award, or (D) Shares are issued under any Award and the Company subsequently reacquires them pursuant to rights reserved upon the issuance of the Shares (such as the right to repurchase Restricted Stock at the amount paid by the Participant), then such Shares shall be recredited to the Plan’s reserve and may again be used for new Awards under the Plan, provided that the Shares recredited to the Plan’s reserve pursuant to clause (D) may not be issued pursuant to incentive stock options.
(ii)For clarity, the following Shares will not be recredited to the Plan’s reserve: (A) Shares tendered or withheld in payment of the exercise price of an Option or as a result of the net settlement of an outstanding Stock Appreciation Right; (B) Shares tendered or withheld to satisfy federal, state or local tax withholding obligations; and (C) Shares purchased by the Company using proceeds from Option exercises.
(d)Addition of Shares from Prior Plans. After the Effective Date, if any Shares subject to awards granted under the Prior Plans, or granted under the PetMed Express, Inc. 2016 Employee Equity Compensation Restricted Stock Plan, would again become available for new grants under Section 6(c) of this Plan if such award had been granted under this Plan, then those Shares will be added to the Plan reserve described in Section 6(a) and will be available for the purpose of granting Awards under this Plan.
(e)Non-Employee Director Award Limitation. In no event shall the aggregate grant date value (determined in accordance with generally accepted accounting principles) of all Awards granted to any individual Non-Employee Director during a fiscal year of the Company, when added to any cash compensation received by such Non-Employee Director in the same fiscal year, exceed $750,000.
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(f)Incentive Stock Option Limit. Subject to adjustment as provided in Section 17, the Company may issue an aggregate of Two Million Six Hundred Fifty Thousand (2,650,000) Shares upon the exercise of incentive stock options under Code Section 422.
7.Options. Subject to the terms of this Plan, the Administrator will determine all terms and conditions of each Option, including but not limited to: (a) whether the Option is an “incentive stock option” which meets the requirements of Code Section 422, or a “nonqualified stock option” which does not meet the requirements of Code Section 422; (b) the grant date, which may not be any day prior to the date that the Administrator approves the grant; (c) the number of Shares subject to the Option; (d) the exercise price, which may never be less than the Fair Market Value of the Shares subject to the Option as determined on the date of grant; (e) the terms and conditions of vesting and exercise; (f) the term, except that an Option must terminate no later than ten (10) years after the date of grant; and (g) the manner of payment of the exercise price. In all other respects, the terms of any incentive stock option should comply with the provisions of Code Section 422 except to the extent the Administrator determines otherwise. If an Option that is intended to be an incentive stock option fails to meet the requirements thereof, the Option shall automatically be treated as a nonqualified stock option to the extent of such failure. To the extent previously approved by the Administrator (which approval may be set forth in an Award agreement or in administrative rules), and subject to such procedures as the Administrator may specify, the payment of the exercise price of Options may be made by (i) delivery of cash or other Shares or other securities of the Company (including by attestation) having a then Fair Market Value equal to the purchase price of such Shares, (ii) by delivery (including by fax) to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions to a broker-dealer to sell or margin a sufficient portion of the Shares and deliver the sale or margin loan proceeds directly to the Company to pay for the exercise price, (iii) by surrendering the right to receive Shares otherwise deliverable to the Participant upon exercise of the Award having a Fair Market Value at the time of exercise equal to the total exercise price, or (iv) by any combination of (i), (ii) and/or (iii). Except to the extent otherwise set forth in an Award agreement, a Participant shall have no rights as a holder of Stock as a result of the grant of an Option until the Option is exercised, the exercise price and applicable withholding taxes are paid and the Shares subject to the Option are issued thereunder.
8.Stock Appreciation Rights. Subject to the terms of this Plan, the Administrator will determine all terms and conditions of each SAR, including but not limited to: (a) the grant date, which may not be any day prior to the date that the Administrator approves the grant; (b) the number of Shares to which the SAR relates; (c) the grant price, which may never be less than the Fair Market Value of the Shares subject to the SAR as determined on the date of grant; (d) the terms and conditions of exercise or maturity, including vesting; (e) the term, provided that an SAR must terminate no later than ten (10) years after the date of grant; and (f) whether the SAR will be settled in cash, Shares or a combination thereof.
9.Stock, Restricted Stock and Stock Unit Awards. Subject to the terms of this Plan, the Administrator will determine all terms and conditions of each award of Shares, Restricted Stock, Restricted Stock Units, or Performance Stock Units, including but not limited to: (a) the number of Shares and/or units granted under the Award; (b) whether, as a condition for the Participant to realize all or a portion of the benefit provided under the Award, one or more Performance Goals must be achieved during such period as the Administrator specifies; (c) the length of the vesting and/or performance period and, if different, the date on which payment of the benefit provided under the Award will be made; and (d) with respect to Restricted Stock Units and Performance Stock Units, whether to settle such Awards in cash, in Shares (including Restricted Stock), or in a combination of cash and Shares.
10.Cash Incentive Awards. Subject to the terms of this Plan, the Administrator will determine all terms and conditions of a Cash Incentive Award, including but not limited to the Performance Goals, performance period, the potential amount payable, and the timing of payment.
11.Other Stock-Based Awards. Subject to the terms of this Plan, the Administrator may grant to a Participant shares of unrestricted Stock as replacement for other compensation to which the Participant is entitled, such as in payment of director fees, in lieu of cash compensation, in exchange for cancellation of a compensation right, or as a bonus.
12.Dividends and Dividend Equivalents.
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(a)Prohibitions. In no event may dividends or Dividend Equivalents be awarded with respect to Options, SARs or any other stock-based award that is not a grant of Restricted Stock, Restricted Stock Units or Performance Stock Units. Notwithstanding anything to the contrary in this Plan, and for the avoidance of doubt, this Plan expressly prohibits the payment of dividends or Dividend Equivalents on unvested Awards for all equity Award types, provided that Section 12(b) and 12(c) shall apply to Awards when and if they become vested.
(b)Dividends. If cash dividends are paid on the Stock while shares of Restricted Stock are unvested, then such dividends will either, at the discretion of the Administrator, be (i) automatically reinvested as additional shares of Restricted Stock that are subject to the same terms and conditions, including the risk of forfeiture, as the original grant of Restricted Stock, or (ii) paid in cash at the same time and the same extent that the Restricted Stock vests. For clarity, in no event will dividends be distributed to a Participant unless, until and to the same extent as the underlying Restricted Stock vests.
(c)Dividend Equivalents. An award of Restricted Stock Units or Performance Stock Units may include the right to receive Dividend Equivalents. Dividend Equivalents will either, at the discretion of the Administrator, be (i) accumulated and paid, in cash or Shares in the Administrator’s discretion, at the same time and to the same extent that the tandem Award vests or is earned or (ii) reinvested in additional units that are subject to the same terms and conditions (including vesting and forfeiture) as the tandem Award. For clarity, in no event will a Participant receive payment of Dividend Equivalents unless, until and to the same extent as the tandem Award vests and is paid.
13. Minimum Vesting Period; Discretion to Accelerate Vesting.
(a)Minimum Vesting Period. All Awards granted under the Plan shall have a minimum vesting period of one year from the date of grant, provided that such minimum vesting period will not apply to Awards with respect to up to 5% in the aggregate of the total number of Shares reserved pursuant to Section 6(a). For purposes of Awards granted to Non-Employee Directors, “one year” may mean the period of time from one annual shareholders meeting to the next annual shareholders meeting, provided that such period of time is not less than 50 weeks.
(b)Discretion to Accelerate. Notwithstanding Section 13(a), the Administrator may accelerate the vesting of an Award or deem an Award to be earned, in whole or in part, in the event of a Participant’s death, Disability, retirement, or termination without Cause, or as provided in Section 18 or upon any other event as determined by the Administrator in its sole and absolute discretion.
14.Transferability. Awards are not transferable, including to any financial institution, other than by will or the laws of descent and distribution, unless and to the extent the Administrator allows a Participant to: (a) designate in writing a beneficiary to exercise the Award or receive payment under the Award after the Participant’s death; (b) transfer an Award to the former spouse of the Participant as required by a domestic relations order incident to a divorce; or (c) transfer an Award; provided, however, that with respect to clause (c) above the Participant may not receive consideration for such a transfer of an Award.
15.Termination and Amendment of Plan; Amendment, Modification or Cancellation of Awards.
(a)Term of Plan. Unless the Board earlier terminates this Plan pursuant to Section 15(b), this Plan will terminate on, and no further Awards may be granted under this Plan, after the tenth (10th) anniversary of the Effective Date.
(b)Termination and Amendment. The Board or the Administrator may amend, alter, suspend, discontinue or terminate this Plan at any time, subject to the following limitations:
(i)the Board must approve any amendment of this Plan to the extent the Company determines such approval is required by: (A) prior action of the Board, (B) applicable corporate law, or (C) any other applicable law;
(ii)stockholders must approve any amendment of this Plan (which may include an amendment to materially increase the number of Shares specified in Section 6(a), except as permitted
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by Section 17) to the extent the Company determines such approval is required by: (A) Section 16 of the Exchange Act, (B) the Code, (C) the listing requirements of any principal securities exchange or market on which the Shares are then traded, or (D) any other applicable law; and
(iii)stockholders must approve an amendment that would diminish the protections afforded by Section 15(e).
If the Board or the Administrator takes any action under this Plan that is not, at the time of such action, authorized by this Plan, but that could be authorized by this Plan as amended by the Board or the Administrator, as applicable, the Board or Administrator action will be deemed to constitute an amendment to this Plan to authorize such action to the extent permissible under applicable law and the requirements of any principal securities exchange or market on which the Shares are then traded.
(c)Amendment, Modification, Cancellation and Disgorgement of Awards.
(i)Except as provided in Section 15(e) and subject to the requirements of this Plan, the Administrator may modify, amend or cancel any Award, or waive any restrictions or conditions applicable to any Award or the exercise of the Award; provided that, except as otherwise provided in the Plan or the Award agreement, any modification or amendment that materially diminishes the rights of the Participant, or the cancellation of an Award, shall be effective only if agreed to by the Participant or any other person(s) as may then have an interest in such Award, but the Administrator need not obtain Participant (or other interested party) consent for the modification, amendment or cancellation of an Award pursuant to the provisions of subsection (ii) or Section 17 or as follows: (A) to the extent the Administrator deems such action necessary to comply with any applicable law or the listing requirements of any principal securities exchange or market on which the Shares are then traded; (B) to the extent the Administrator deems necessary to preserve favorable accounting or tax treatment of any Award for the Company; or (C) to the extent the Administrator determines that such action does not materially and adversely affect the value of an Award or that such action is in the best interest of the affected Participant (or any other person(s) as may then have an interest in the Award). Notwithstanding the foregoing, unless determined otherwise by the Administrator, any such amendment shall be made in a manner that will enable an Award intended to be exempt from Code Section 409A to continue to be so exempt, or to enable an Award intended to comply with Code Section 409A to continue to so comply.
(ii)Notwithstanding anything to the contrary in an Award agreement, the Administrator shall have full power and authority to terminate or cause the Participant to forfeit the Award, and require the Participant to disgorge to the Company any gains attributable to the Award, if the Participant engages in any action constituting, as determined by the Administrator in its discretion, Cause for termination, or a breach of a material Company policy, any Award agreement or any other agreement between the Participant and the Company or an Affiliate concerning noncompetition, nonsolicitation, confidentiality, trade secrets, intellectual property, nondisparagement or similar obligations.
(iii)Any Awards granted pursuant to this Plan, and any Stock issued or cash paid pursuant to an Award, shall be subject to any recoupment or clawback policy that is adopted by, or any recoupment or similar requirement otherwise made applicable by law, regulation or listing standards to, the Company from time to time.
(d)Survival of Authority and Awards. Notwithstanding the foregoing, the authority of the Board and the Administrator under this Section 15 and to otherwise administer the Plan with respect to then-outstanding Awards will extend beyond the date of this Plan’s termination. In addition, termination of this Plan will not affect the rights of Participants with respect to Awards previously granted to them, and all unexpired Awards will continue in force and effect after termination of this Plan except as they may lapse or be terminated by their own terms and conditions.
(e)Repricing and Backdating Prohibited. Notwithstanding anything in this Plan to the contrary, and except for the adjustments provided for in Section 17, neither the Administrator nor any other person may (i) amend the terms of outstanding Options or SARs to reduce the exercise or grant price of such
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outstanding Options or SARs; (ii) cancel outstanding Options or SARs in exchange for Options or SARs with an exercise or grant price that is less than the exercise or grant price of the original Options or SARs; or (iii) cancel outstanding Options or SARs with an exercise or grant price above the current Fair Market Value of a Share in exchange for cash or other securities. In addition, the Administrator may not make a grant of an Option or SAR with a grant date that is effective prior to the date the Administrator takes action to approve such Award.
(f)Foreign Participation. To assure the viability of Awards granted to Participants employed or residing in foreign countries, the Administrator may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy, accounting or custom. Moreover, the Administrator may approve such supplements to, or amendments, restatements or alternative versions of, this Plan as it determines is necessary or appropriate for such purposes. Any such amendment, restatement or alternative versions that the Administrator approves for purposes of using this Plan in a foreign country will not affect the terms of this Plan for any other country. In addition, all such supplements, amendments, restatements or alternative versions must comply with the provisions of Section 15(b)(ii).
16.Taxes.
(a)Withholding. In the event the Company or one of its Affiliates is required to withhold any Federal, state or local taxes or other amounts in respect of any income recognized by a Participant as a result of the grant, vesting, payment or settlement of an Award or disposition of any Shares acquired under an Award, the Company may satisfy such obligation by:
(i)If cash is payable under an Award, deducting (or requiring an Affiliate to deduct) from such cash payment the amount needed to satisfy such obligation;
(ii)If Shares are issuable under an Award, then to the extent previously approved by the Administrator (which approval may be set forth in an Award agreement or in administrative rules), and subject to such procedures as the Administrator may specify, (A) withholding Shares having a Fair Market Value equal to such obligations; or (B) allowing the Participant to elect to (1) have the Company or its Affiliate withhold Shares otherwise issuable under the Award, (2) tender back Shares received in connection with such Award or (3) deliver other previously owned Shares, in each case having a Fair Market Value equal to the amount to be withheld; provided that the amount to be withheld under this clause (ii) may not exceed the total maximum statutory tax withholding obligations associated with the transaction to the extent needed for the Company and its Affiliates to avoid an accounting charge. If an election is provided, the election must be made on or before the date as of which the amount of tax to be withheld is determined and otherwise as the Administrator requires; or
(iii)Deducting (or requiring an Affiliate to deduct) the amount needed to satisfy such obligation from any wages or other payments owed to the Participant, requiring such Participant to pay to the Company or its Affiliate, in cash, promptly on demand, or make other arrangements satisfactory to the Company or its Affiliate regarding the payment to the Company or its Affiliate of the amount needed to satisfy such obligation.
(b)No Guarantee of Tax Treatment. Notwithstanding any provisions of this Plan to the contrary, the Company does not guarantee to any Participant or any other Person with an interest in an Award that (i) any Award intended to be exempt from Code Section 409A shall be so exempt, (ii) any Award intended to comply with Code Section 409A or Code Section 422 shall so comply, or (iii) any Award shall otherwise receive a specific tax treatment under any other applicable tax law, nor in any such case will the Company or any Affiliate be required to indemnify, defend or hold harmless any individual with respect to the tax consequences of any Award.
17.Adjustment and Change of Control Provisions.
(a)Adjustment of Shares. If (i) the Company shall at any time be involved in a merger or other transaction in which the Shares are changed or exchanged; (ii) the Company shall subdivide or combine
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the Shares or the Company shall declare a dividend payable in Shares, other securities (other than stock purchase rights issued pursuant to a stockholder rights agreement) or other property; (iii) the Company shall effect a cash dividend the amount of which, on a per Share basis, exceeds ten percent (10%) of the Fair Market Value of a Share at the time the dividend is declared, or the Company shall effect any other dividend or other distribution on the Shares in the form of cash, or a repurchase of Shares, that the Board determines by resolution is special or extraordinary in nature or that is in connection with a transaction that the Company characterizes publicly as a recapitalization or reorganization involving the Shares; or (iv) any other event shall occur, which, in the case of this clause (iv), in the judgment of the Administrator necessitates an adjustment to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan, then the Administrator shall, in such manner as it may deem equitable to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan, adjust any or all of: (A) the number and type of Shares subject to this Plan (including the number and type of Shares described in Section 6(a)) and which may after the event be made the subject of Awards; (B) the number and type of Shares subject to outstanding Awards; (C) the grant, purchase, or exercise price with respect to any Award; and (D) the Performance Goals of an Award. In any such case, the Administrator may also (or in lieu of the foregoing) make provision for a cash payment to the holder of an outstanding Award in exchange for the cancellation of all or a portion of the Award (without the consent of the holder of an Award) in an amount determined by the Administrator effective at such time as the Administrator specifies (which may be the time such transaction or event is effective). However, in each case, with respect to Awards of incentive stock options, no such adjustment may be authorized to the extent that such authority would cause this Plan to violate Code Section 422(b). Further, the number of Shares subject to any Award payable or denominated in Shares must always be a whole number. In any event, previously granted Options or SARs are subject to only such adjustments as are necessary to maintain the relative proportionate interest the Options and SARs represented immediately prior to any such event and to preserve, without exceeding, the value of such Options or SARs.
Without limitation, in the event of any reorganization, merger, consolidation, combination or other similar corporate transaction or event, whether or not constituting a Change of Control (other than any such transaction in which the Company is the continuing corporation and in which the outstanding Stock is not being converted into or exchanged for different securities, cash or other property, or any combination thereof), the Administrator may substitute, on an equitable basis as the Administrator determines, for each Share then subject to an Award and the Shares subject to this Plan (if the Plan will continue in effect), the number and kind of shares of stock, other securities, cash or other property to which holders of Stock are or will be entitled in respect of each Share pursuant to the transaction.
Notwithstanding the foregoing, in the case of a stock dividend (other than a stock dividend declared in lieu of an ordinary cash dividend) or subdivision or combination of the Shares (including a reverse stock split), if no action is taken by the Administrator, adjustments contemplated by this subsection that are proportionate shall nevertheless automatically be made as of the date of such stock dividend or subdivision or combination of the Shares.
(b)Issuance or Assumption. Notwithstanding any other provision of this Plan, and without affecting the number of Shares otherwise reserved or available under this Plan, in connection with any merger, consolidation, acquisition of property or stock, or reorganization, the Administrator may authorize the issuance or assumption of awards under this Plan upon such terms and conditions as it may deem appropriate.
18.Effect of Change of Control.
(a)Upon a Change of Control, except to the extent otherwise provided in an applicable Award agreement or by the Administrator prior to the date of the Change of Control, if the successor or surviving corporation (or parent thereof) so agrees, then, without the consent of any Participant (or other person with rights in an Award), some or all outstanding Awards may be assumed, or replaced with the same type of award with similar terms and conditions, by the successor or surviving corporation (or parent thereof) in the Change of Control transaction, subject to the following requirements:
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(i)Each Award which is assumed by the successor or surviving corporation (or parent thereof) shall be appropriately adjusted, immediately after such Change of Control, to apply to the number and class of securities which would have been issuable to the Participant upon the consummation of such Change of Control had the Award been exercised, vested or earned immediately prior to such Change of Control, and such other appropriate adjustments in the terms and conditions of the Award shall be made.
(ii)If the securities to which the Awards relate after the Change of Control are not listed and traded on a national securities exchange, then (1) the Participant shall be provided the option, upon exercise or settlement of an Award, to elect to receive, in lieu of the issuance of such securities, cash in an amount equal to the fair value equal of the securities that would have otherwise been issued and (2) for purposes of determining such fair value, no reduction shall be taken to reflect a discount for lack of marketability, minority interest or any similar consideration.
(iii)Upon the Participant’s termination of employment within one year following the Change of Control (1) by the successor or surviving corporation without Cause, (2) by reason of death or Disability, or (3) by the Participant for “good reason,” as defined in any Award agreement or any employment, retention, change of control, severance or similar agreement between the Participant and the Company or any Affiliate, if any, all of the Participant’s Awards that are in effect as of the date of such termination shall vest in full or be deemed earned in full (assuming target performance goals provided under such Award were met, if applicable) effective on the date of such termination. In the event of any other termination of employment within one year after a Change of Control that is not described herein, the terms of the Award agreement shall apply.
(b)To the extent the purchaser, successor or surviving entity (or parent thereof) in the Change of Control transaction does not assume the Awards or issue replacement awards as provided in Section 18(a) (including, for the avoidance of doubt, by reason of a Participant’s termination of employment upon the occurrence of the Change of Control), then immediately prior to the date of the Change of Control, except to the extent otherwise provided in an applicable Award agreement and unless the Administrator otherwise determines prior to the Change of Control:
(i)Each Award that is then held by a Participant who is employed by or in the service of the Company or an Affiliate immediately prior to the Change of Control shall become immediately and fully vested assuming, with respect to Awards subject to Performance Goals for which the performance period has not expired as of the Change of Control, that all Performance Goals were met at target. For the avoidance of doubt, if the performance period of an Award had expired prior to the Change of Control, then such Awards will vest based on the actual level of performance achieved during the performance period. In addition, if the Company enters into an agreement or series of agreements or the Board adopts a resolution that results in the occurrence a Change of Control at a later date, and the employment of a Participant is terminated after and as the sole result of the entering into of such agreement or series of agreements or the adoption of such resolution but prior to the Change of Control, then, to the extent reasonably practicable, such Participant whose employment was so terminated shall be treated as though the Participant was employed immediately prior to the Change of Control for purposes of this subsection (b) and any Awards previously forfeited as a result of such termination of employment shall be reinstated or, if so determined by the Company, the Participant shall instead be eligible to receive a cash payment approximating the value of such Awards.
(ii)All vested Awards shall be settled or paid in accordance with the terms of the Award agreement (including payment of any accrued dividends and Dividend Equivalents), in all cases as of immediately prior to the occurrence of the Change of Control.
(iii)Notwithstanding (ii), the Company may cancel all vested Awards on the date of the Change of Control in exchange for a cash payment. With respect to Options and SARs, the cash payment shall equal to the excess of the Change of Control Price (as defined below) of the Shares covered by the Option or SAR that is so cancelled over the purchase or grant price of such Shares under the Award, provided, however, that all Options and SARs that have a purchase or grant price that is greater than the Change of Control Price shall be cancelled for no consideration. With respect to
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Restricted Stock, Restricted Stock Units, and Performance Stock Units, the cash payment shall equal the Change of Control Price multiplied by the number of vested shares or units, as applicable, plus the amount of any accrued by unpaid cash dividends or Dividend Equivalents, if any.
Change of Control Price” shall mean the per share price paid or deemed paid in the Change of Control transaction, as determined by the Administrator. For purposes of this clause (iii), if the value of an Award is based on the Fair Market Value of a Share, Fair Market Value shall be deemed to mean the Change of Control Price.
(c)Application of Limits on Payments. Except to the extent the Participant has in effect an employment or similar agreement with the Company or any Affiliate or is subject to a policy that provides for a more favorable result to the Participant upon a Change of Control, in the event that the Company’s legal counsel determine that any payment, benefit or transfer by the Company under this Plan or any other plan, agreement, or arrangement to or for the benefit of the Participant (in the aggregate, the “Total Payments”) to be subject to the tax (“Excise Tax”) imposed by Code Section 4999 but for this subsection (c), then, notwithstanding any other provision of this Plan to the contrary, the Total Payments shall be delivered either (i) in full or (ii) in an amount such that the value of the aggregate Total Payments that the Participant is entitled to receive shall be One Dollar ($1.00) less than the maximum amount that the Participant may receive without being subject to the Excise Tax, whichever of (i) or (ii) results in the receipt by the Participant of the greatest benefit on an after-tax basis (taking into account applicable federal, state and local income taxes and the Excise Tax). In the event that (ii) results in a greater after-tax benefit to the Participants, payments or benefits included in the Total Payments shall be reduced or eliminated by applying the following principles, in order: (A) the payment or benefit with the higher ratio of the parachute payment value to present economic value (determined using reasonable actuarial assumptions) shall be reduced or eliminated before a payment or benefit with a lower ratio; (B) the payment or benefit with the later possible payment date shall be reduced or eliminated before a payment or benefit with an earlier payment date; and (C) cash payments shall be reduced prior to non-cash benefits; provided that if the foregoing order of reduction or elimination would violate Code Section 409A, then the reduction shall be made pro rata among the payments or benefits included in the Total Payments (on the basis of the relative present value of the parachute payments).
19.Miscellaneous.
(a)Other Terms and Conditions. The Administrator may provide in any Award agreement such other provisions (whether or not applicable to the Award granted to any other Participant) as the Administrator determines appropriate to the extent not otherwise prohibited by the terms of the Plan. No provision in an Award agreement shall limit the Administrator’s discretion hereunder unless such provision specifically so provides for such limitation.
(b)Employment and Service. The issuance of an Award shall not confer upon a Participant any right with respect to continued employment or service with the Company or any Affiliate, or the right to continue as a Director. Unless determined otherwise by the Administrator, for purposes of the Plan and all Awards, the following rules shall apply:
(i)a Participant who transfers employment between the Company and its Affiliates, or between Affiliates, will not be considered to have terminated employment;
(ii)a Participant who ceases to be a Non-Employee Director because he or she becomes an employee of the Company or an Affiliate shall not be considered to have ceased service as a Director with respect to any Award until such Participant’s termination of employment with the Company and its Affiliates;
(iii)a Participant who ceases to be employed by the Company or an Affiliate and immediately thereafter becomes a Non-Employee Director, a non-employee director of an Affiliate, or a consultant to the Company or any Affiliate shall not be considered to have terminated employment until such Participant’s service as a director of, or consultant to, the Company and its Affiliates has ceased; and
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(iv)a Participant employed by an Affiliate will be considered to have terminated employment when such entity ceases to be an Affiliate.
Notwithstanding the foregoing, for purposes of an Award that is subject to Code Section 409A, if a Participant’s termination of employment or service triggers the payment of compensation under such Award, then the Participant will be deemed to have terminated employment or service upon his or her “separation from service” within the meaning of Code Section 409A. Notwithstanding any other provision in this Plan or an Award to the contrary, if any Participant is a “specified employee” within the meaning of Code Section 409A as of the date of his or her “separation from service” within the meaning of Code Section 409A, then, to the extent required to avoid the imposition of additional taxes under Code Section 409A, any payment made to the Participant on account of such separation from service shall not be made before a date that is six months after the date of the separation from service.
(c)No Fractional Shares. No fractional Shares or other securities may be issued or delivered pursuant to this Plan, and the Administrator may determine whether cash, other securities or other property will be paid or transferred in lieu of any fractional Shares or other securities, or whether such fractional Shares or other securities or any rights to fractional Shares or other securities will be canceled, terminated or otherwise eliminated with or without consideration.
(d)Unfunded Plan; Awards Not Includable for Benefits Purposes. This Plan is unfunded and does not create, and should not be construed to create, a trust or separate fund with respect to this Plan’s benefits. This Plan does not establish any fiduciary relationship between the Company and any Participant or other person. To the extent any person holds any rights by virtue of an Award granted under this Plan, such rights are no greater than the rights of the Company’s general unsecured creditors. Income recognized by a Participant pursuant to an Award shall not be included in the determination of benefits under any employee pension benefit plan (as such term is defined in Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended) or group insurance or other benefit plans applicable to the Participant which are maintained by the Company or any Affiliate, except as may be provided under the terms of such plans or determined by resolution of the Board.
(e)Requirements of Law and Securities Exchange. The granting of Awards and the issuance of Shares in connection with an Award are subject to all applicable laws, rules and regulations and to such approvals by any governmental agencies or national securities exchanges as may be required. Notwithstanding any other provision of this Plan or any award agreement, the Company has no liability to deliver any Shares under this Plan or make any payment unless such delivery or payment would comply with all applicable laws and the applicable requirements of any securities exchange or similar entity, and unless and until the Participant has taken all actions required by the Company in connection therewith. The Company may impose such restrictions on any Shares issued under the Plan as the Company determines necessary or desirable to comply with all applicable laws, rules and regulations or the requirements of any national securities exchanges.
(f)Code Section 409A. Any Award granted under this Plan shall be provided or made in such manner and at such time as to either make the Award exempt from, or comply with, the provisions of Code Section 409A, to avoid a plan failure described in Code Section 409(a)(1), and the provisions of Code Section 409A are incorporated into this Plan to the extent necessary for any Award that is subject to Code Section 409A to comply therewith.
(g)Governing Law; Venue. This Plan, and all agreements under this Plan, will be construed in accordance with and governed by the laws of the State of Florida, without reference to any conflict of law principles. Any legal action or proceeding with respect to this Plan, any Award or any award agreement, or for recognition and enforcement of any judgment in respect of this Plan, any Award or any award agreement, may only be brought and determined in (i) a court sitting in the State of Florida, and (ii) a “bench” trial, and any party to such action or proceeding shall agree to waive its right to a jury trial.
(h)Limitations on Actions. Any legal action or proceeding with respect to this Plan, any Award or any award agreement, must be brought within one year (365 days) after the day the complaining party first knew or should have known of the events giving rise to the complaint.
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(i)Construction. Whenever any words are used herein in the masculine, they shall be construed as though they were used in the feminine in all cases where they would so apply; and wherever any words are used in the singular or plural, they shall be construed as though they were used in the plural or singular, as the case may be, in all cases where they would so apply. Titles of sections are for general information only, and this Plan is not to be construed with reference to such titles. The title, label or characterization of an Award in an award agreement or in the Company’s public filings or other disclosures shall not be determinative as to which specific Award type is represented by the award agreement. Instead, the Administrator may determine which specific type(s) of Award(s) is (are) represented by any award agreement, at the time such Award is granted or at any time thereafter. Except to the extent otherwise provided in the applicable award agreement, in the case of any Award that includes a “series of installment payments” (within the meaning of Section 1.409A-2(b)(2)(iii) of the Treasury Regulations), the Award holder’s right to the series of installment payments shall be treated as a right to a series of separate payments and not as a right to a single payment.
(j)Severability. If any provision of this Plan or any award agreement or any Award (i) is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction, or as to any person or Award, or (ii) would cause this Plan, any award agreement or any Award to violate or be disqualified under any law the Administrator deems applicable, then such provision should be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Administrator, materially altering the intent of this Plan, award agreement or Award, then such provision should be stricken as to such jurisdiction, person or Award, and the remainder of this Plan, such award agreement and such Award will remain in full force and effect.
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PETMED EXPRESS, INC.

The undersigned hereby appoints Leslie C.G. Campbell and Robert Lawsky, and each of them, acting individually or in the absence of others, proxies, with full power of substitution in each of them, for and on behalf of the undersigned to represent and to vote as proxies, as directed and permitted herein to vote the undersigned's shares of Common Stock of PetMed Express, Inc. (the "Company") at the 2026 Annual Meeting of Shareholders of the Company to be held virtually on Tuesday, August 11, 2026 at 11:00 A.M. Eastern Time, and at any adjournment(s) or postponement(s) thereof and any meeting which may be called in lieu thereof, upon matters set forth in the Company's proxy statement for the 2026 Annual Meeting of Shareholders and, in their judgment and discretion, upon such other business as may properly come before the meeting. In order to attend the meeting, you must register at https://web.viewproxy.com/petmeds/2026 by 11:59 PM ET on August 9, 2026. On the day of the Annual Meeting of Shareholders, if you have properly registered, you may enter the meeting by clicking on the link you received via email in your registration confirmations. Further instructions on how to attend and vote at the Annual Meeting of Shareholders are contained in the Proxy Statement in the sections titled "Questions And Answers About The Proxy Materials, Annual Meeting, And Voting" under "How do I attend the Annual Meeting virtually?" and "How do I vote at the Annual Meeting virtually?".

The undersigned hereby revokes any other proxy or proxies previously given to vote or act with respect to the shares of Common Stock of the Company held by the undersigned, and hereby ratifies and confirms all actions the herein named attorneys, agents, and proxies, their substitutes, or any of them may lawfully take by virtue hereof.

This proxy when properly executed will be voted in the manner directed hereof by the Shareholder.

If no direction is made, this proxy will be voted "FOR" all nominees listed in Item 1, and "FOR" Items 2, 3 and 4.

Please Vote, Sign and Date Your Proxy Card and Return it Promptly in the Enclosed Envelope.

To include any comments, please mark this box. ☐

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PetMeds

2026 ANNUAL MEETING OF SHAREHOLDERS
TUESDAY, AUGUST 11, 2026 AT 11:00 A.M. ET
TO BE HELD VIRTUALLY

Important Notice Regarding the Availability of Proxy Materials for the 2026 Annual Meeting of Shareholders to be held August 11, 2026
The Notice of Annual Meeting, Proxy Statement and our fiscal year 2026 Annual Report on Form 10-K are available at: https://web.viewproxy.com/petmeds/2026

Votes must be indicated (x) in Black or Blue Ink. ☒

The Board of Directors unanimously recommends a vote "FOR" all nominees listed in Item 1:

1. To elect the four nominees listed below to the Board of Directors:

Nominees:	FOR	AGAINST	ABSTAIN
(01) Peter Batushansky	☐	☐	☐
(02) Leslie C.G. Campbell	☐	☐	☐
(03) James LaCamp	☐	☐	☐
(04) Justin Mennen	☐	☐	☐

The Board of Directors unanimously recommends a vote "FOR" Items 2, 3 and 4:

In their discretion, the proxyholders are authorized to vote upon such other business as may properly come before the meeting or any adjournments or postponements thereof and any meeting which may be called in lieu thereof.

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Dated: ____________________

Signature ____________________________________

Signature ____________________________________

The signature of this Proxy should correspond exactly with the shareholder's name as printed to the left. In case of joint tenancies, co-executors, or co-trustees, both should sign. Persons signing as attorney, executor, administrator, trustee, corporate officer, custodian or guardian should give their full title.

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Please have your 11 digit control number ready when voting by Internet or Telephone

INTERNET

Vote Your Proxy on the Internet:

Go to www.AALvote.com/PETS

Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

TELEPHONE

Vote Your Proxy by Phone:

Call 1 (866) 804-9616

Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

MAIL

Vote Your Proxy by Mail:

Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.